UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

AVNET, INC.

(Name of Registrant as Specified In Its Charter)
N/A

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AVNET 100 YEARS

Reach Further® Together

AVNET
ROBERTSON

A CENTURY IN THE MAKING

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
DATE Thursday, November 18, 2021
TIME 8:00 am local time
PLACE Avnet’s Corporate Headquarters 2211 South 47th Street Phoenix, Arizona 85034
AND
Via Webcast at www.virtualshareholdermeeting.com/ AVT2021
RECORD DATE September 20, 2021
YOUR VOTE IS IMPORTANT
YOU CAN VOTE IN ONE OF FOUR WAYS
INTERNET Visit the website noted on your proxycard to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person, including virtually via the webcast, at the annual meeting.
ITEMS OF BUSINESS
1.
To elect the eleven Director nominees named in the attached proxy statement to serve until the next annual meeting and until their successors have been elected and qualified.

2.
To conduct an advisory vote on executive compensation.

3.
To approve the Avnet, Inc. 2021 Stock Compensation and Incentive Plan.

4.
To ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements of Avnet for the fiscal year ending July 2, 2022.

5.
To take action with respect to such other matters as may properly come before the Annual Meeting (including postponements and adjournments).

The Board of Directors has fixed the close of business on September 20, 2021, as the record date for the Annual Meeting. Only holders of record of shares of Avnet’s common stock at the close of business on such date shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors
Darrel S. Jackson
Corporate Secretary
October 7, 2021

2021 ANNUAL
PROXY STATEMENT
Proxy Statement Summary
This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.
ANNUAL MEETING OF SHAREHOLDERS
DATE November 18, 2021	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2211 South 47th Street Phoenix, Arizona 85034 AND Via Webcast at www.virtualshareholder meeting.com/AVT2021	RECORD DATE September 20, 2021
PROPOSALS AND BOARD RECOMMENDATIONS
Proposals		Board Recommendation	Page Reference
1	Election of Directors	FOR	8
2	Advisory vote on executive compensation	FOR	38
3	Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan	FOR	74
4	Ratification of independent registered public accounting firm	FOR	84
HOW TO VOTE
INTERNET Visit the website noted on your proxycard to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person, including virtually via the webcast, at the annual meeting.

Proxy Summary
2021 ANNUAL
PROXY STATEMENT
SNAPSHOT OF 2021 DIRECTOR NOMINEES
	Age	Director Since	Independent	Avnet Committees
				A	C	CG	F	E
Rodney C. Adkins Chairman of the Board of Avnet, Inc, President, 3RAM Group LLC	63	2015	YES	•		•		◦
Carlo Bozotti Industrial Partner of FSI	68	2019	YES	◦			•	•
Brenda L. Freeman Founder of Joyeux Advisory Group	57	2018	YES	•			•
Philip R. Gallagher Chief Executive Officer of Avnet, Inc.	60	2020	NO
Jo Ann Jenkins Chief Executive Officer of AARP	63	2018	YES		•	•
Oleg Khaykin President and Chief Executive Officer of Viavi Solutions, Inc.	56	2018	YES	•			•
James A. Lawrence Chairman of Lake Harriet Capital, LLC	68	2011	YES		◦		•	•
Ernest E. Maddock Former Chief Financial Officer of Micron Technology, Inc.	63	2021	YES	•			•
Avid Modjtabai Former Senior Executive Vice President, Payments, Virtual Solutions and Innovation Group, Wells Fargo	59	2014	YES		•	◦		•
Adalio T. Sanchez President of S Group Advisory LLC	62	2019	YES		•	•
William H. Schumann, III Former Executive Vice President and Chief Financial Officer, FMC Technologies, Inc.	71	2010	YES	•			◦	•
◦ Chair	A: Audit	C: Compensation and Leadership Development
• Member	CG: Corporate Governance
	E: Executive	F: Finance

Proxy Summary
2021 ANNUAL
PROXY STATEMENT
FINANCIAL HIGHLIGHTS FOR FISCAL 2021

Proxy Summary
2021 ANNUAL
PROXY STATEMENT
CORPORATE GOVERNANCE HIGHLIGHTS
COMPENSATION PROGRAM FOR FISCAL 2021
Below are the primary components of the fiscal 2021 executive compensation program:

(1)
Includes neither Mr. Chan, whose compensation was awarded prior to his promotion to the Avnet Leadership Team, nor former officers Messrs. Amelio and Bartolotta.

2021 ANNUAL
PROXY STATEMENT
PROXY STATEMENT for ANNUAL MEETING of SHAREHOLDERS
DATE November 18, 2021	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2211 South 47th Street Phoenix, Arizona 85034 AND Via Webcast at www.virtualshareholder meeting.com/AVT2021	RECORD DATE September 20, 2021
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Avnet, Inc. (“Avnet” or the “Company”) to be voted at the annual meeting of shareholders to be held at the Company’s Corporate Headquarters, 2211 South 47th Street, Phoenix, Arizona 85034, on November 18, 2021, and at any and all postponements or adjournments thereof (the “Annual Meeting”), with respect to the matters referred to in the accompanying notice. For convenience, shareholders may attend the Annual Meeting either in person or through a webcast via the internet at www.virtualshareholdermeeting.com/AVT2021.
The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is October 7, 2021. Only holders of record of outstanding shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at the close of business on September 20, 2021, the record date, are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote per share held on the record date. The aggregate number of shares of Common Stock outstanding (net of treasury shares) at September 20, 2021, was 99,480,085, comprising all of the Company’s capital stock outstanding as of that date.
At the Annual Meeting you will be asked to elect the eleven Director nominees named in the Proxy Statement, conduct an advisory vote on executive compensation, approve the Avnet, Inc. 2021 Stock Compensation and Incentive Plan, and ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending July 2, 2022.
The cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. Directors, officers and employees of the Company may, without additional compensation, solicit proxies by mail, telephone, email or personal interview. The Company has not engaged an independent proxy solicitor in regards to the Annual Meeting. An independent inspector of election will be engaged to tabulate shareholder votes.
The Company is furnishing proxy materials to its shareholders primarily via the Internet. On or about October 7, 2021, the Company mailed to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company’s proxy materials, including the 2021 Proxy Statement and the 2021 Annual Report, and how to vote through the Internet, by phone, by mail or in person. On or about October 7, 2021, certain shareholders, in accordance with their prior requests, were sent e-mail notifications of how to access the proxy materials and to vote or have been mailed paper copies of the Company’s proxy materials and a proxy card or voting form.
Internet distribution of the Company’s proxy materials is designed to expedite receipt by shareholders, lower the cost of the Annual Meeting and conserve natural resources. However, if you would prefer to receive printed

Proxy Statement
2021 ANNUAL
PROXY STATEMENT
proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive the Company’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward the proxy materials to the beneficial owners of Common Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to the beneficial owners.
PROXY AND REVOCATION OF PROXY
Proxies may be submitted by completing and mailing the proxy card or by submitting your proxy voting instructions by telephone or through the Internet. Shareholders who hold their shares through a broker, bank or other nominee should contact their nominee to determine whether they may submit their proxy by telephone or Internet. Common Stock represented by a proxy properly signed or submitted and received at or prior to the Annual Meeting will be voted in accordance with the shareholder’s instructions. If a proxy card is signed, dated and returned without indicating any voting instructions, the Common Stock represented by the proxy will be voted as the Board recommends. The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have discretion to vote according to their best judgment, unless otherwise indicated on any particular proxy. The persons appointed as proxies will have discretion to vote on adjournment of the Annual Meeting. Proxies will extend to, and be voted at, any adjournment or postponement of the Annual Meeting to the extent permitted under the Business Corporation Law of the State of New York and the Company’s By-laws.
Any shareholder who signs and returns the enclosed proxy, or properly votes by telephone or Internet, may revoke it by submitting a written notice of revocation or a later dated proxy that is received by the Company prior to the Annual Meeting or by voting in person at the Annual Meeting. However, a proxy will not be revoked by simply attending the Annual Meeting and not voting. All written notices of revocation and other communications with respect to revocation by shareholders should be addressed as follows: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. To revoke a proxy previously submitted by telephone or Internet, a shareholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked. Please note that any shareholder whose shares are held of record by a broker, bank or other nominee, and who provides voting instructions on a form received from the nominee, may revoke or change his or her voting instructions only by contacting the nominee who holds his or her shares. Such shareholders may not vote in person at the Annual Meeting unless the shareholder obtains a legal proxy from the broker, bank or other nominee.
BROKER VOTING
Brokers holding shares of record for a shareholder have the discretionary authority to vote on certain limited matters if they do not receive timely instructions from the shareholder regarding how the shareholder wants the shares voted. There are also some matters (“non-routine matters”) with respect to which brokers do not have discretionary authority to vote if they do not receive timely instructions from the shareholder. When a broker does not have discretion to vote on a particular matter and the shareholder has not given timely instructions on how the broker should vote, then what is referred to as a “broker non-vote” results. Any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, but would be treated as not entitled to vote with respect to non-routine matters.
Therefore, a broker non-vote would not count as a vote in favor of or against such matters and, accordingly, would not affect the outcome of the vote.
The election of Directors (Proposal 1), the advisory vote on executive compensation (Proposal 2) and approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan (Proposal 3) are classified as non-routine matters. Accordingly, brokers, banks and other nominees will not be permitted to vote on any proposal

Proxy Statement
2021 ANNUAL
PROXY STATEMENT
other than the ratification of the appointment of the independent registered public accounting firm (Proposal 4) without instructions from the beneficial owners. As a result, the Company encourages all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.
MEETING ATTENDANCE
Admission to the Annual Meeting will be limited to shareholders. You are entitled to attend the Annual Meeting only if you are a shareholder of record as of the record date or hold a valid proxy for the meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of the Company’s Common Stock on the record date. This can be a brokerage statement or letter from a bank or broker indicating ownership on the record date, the Notice of Internet Availability of Proxy Materials, a proxy card, or legal proxy or voting instruction card provided by your broker, bank or nominee. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of the proof of ownership. Shareholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.
If you choose to attend the Annual Meeting through the webcast, you will need to enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted on www.virtualshareholdermeeting.com/AVT2021. You will be able to vote your Common Stock while attending the Annual Meeting by following the instructions on the website.
QUORUM
The presence at the Annual Meeting, in person or by proxy, of the shareholders of record entitled to cast at least a majority of the votes that all shareholders are entitled to cast is necessary to constitute a quorum. Each vote represented at the Annual Meeting in person or by proxy will be counted toward a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
REQUIRED VOTE AND BOARD RECOMMENDATIONS
Proposals		Voting Standard	Board Recommendation	Page Reference
1	Election of Directors	Majority of votes cast	FOR	8
2	Advisory vote on executive compensation	Majority of votes cast	FOR	38
3	Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan	Majority of votes cast	FOR	74
4	Ratification of independent registered public accounting firm	Majority of votes cast	FOR	84

2021 ANNUAL
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR all eleven nominees listed below.
DESCRIPTION OF PROPOSAL
Rodney C. Adkins, Carlo Bozotti, Brenda L. Freeman, Philip R. Gallagher, Jo Ann Jenkins, Oleg Khaykin, James A. Lawrence, Ernest E. Maddock, Avid Modjtabai, Adalio T. Sanchez and William H. Schumann, III have been nominated for election as Directors at the Annual Meeting, to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. After serving on the Company’s Board of Directors for 10 years, Michael A. Bradley reached the mandatory Board retirement age prior to the date of the Annual Meeting.
All the nominees are presently serving as Directors of the Board. The Corporate Governance Committee recommended to the Board all the nominees for re-election. Each nominee has consented to being named herein and to serving if elected.
In the unanticipated event that any nominee should become unavailable for election, either: (1) the persons named as proxies in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or vote for the remaining nominees and leave a vacancy on the Board of Directors, whereby such vacancy may be filled by a majority vote of the Directors then in office or by the shareholders at a meeting, or (2) the Board may reduce the size of the Board and the number of nominees to eliminate the vacancy.
REQUIRED VOTE
To be elected, provided a quorum is present, each nominee must receive the affirmative vote of a majority of the votes cast with respect to his or her election. A majority of the votes cast means that the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee. Abstentions are not counted in determining the votes cast, and therefore will have no effect on the outcome.
Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares for a Director nominee.
If an incumbent nominee is not elected by the requisite vote, he or she must tender his or her resignation, and the Board, excluding such individual, will, within 90 days of the election, decide whether to accept such resignation and will disclose and explain its decision.
PROXY
Unless otherwise directed by the shareholder, it is the intention of the persons named as proxies in the enclosed proxy card to vote each properly signed and returned proxy card FOR the election of all eleven nominees listed below.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
NOMINEES
The following table sets forth the names of and biographical information regarding each of the nominees as of September 20, 2021, including their age, principal occupation, the year they each first became a Director and the experience, qualifications, attributes and skills that have led the Board to conclude that these nominees should serve as Directors of the Company.
Director Since: 2015 Board Chair Since: 2018 Age: 63 Independent Current Committee Memberships: • Audit • Corporate Governance • Executive (Chair)	RODNEY C. ADKINS

Recent Business Experience:
Mr. Adkins has served as the Company’s Chair of the Board since November 2018. He serves as the President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services and property management. Mr. Adkins formerly served as Senior Vice President of IBM from 2007 until 2014. In his 33-year career with IBM, Mr. Adkins held a number of development and management roles, including Senior Vice President of Corporate Strategy from 2013 to 2014 and Senior Vice President of Systems and Technology Group from 2009 to 2013. Mr. Adkins currently serves on the board of directors of United Parcel Service, Inc. (NYSE: UPS); W.W. Grainger, Inc. (NYSE: GWW) and PayPal Holdings, Inc. (Nasdaq: PYPL). From 2007 to 2013, he served on the board of directors of Pitney Bowes Inc. (NYSE: PBI) and from 2014 to 2019, he served on board of directors of PPL Corporation (NYSE: PPL).

Primary Qualifications and Experience:
	• Operations	• International Business
	• Technology/Digital Media	• Industry
• Risk Management
The Board benefits from Mr. Adkins’ global business experience in the technology industry, including emerging technologies and services, international and emerging markets, and supply chain management. In addition, the Board believes he provides additional experience in the areas of corporate governance, strategy development and senior leadership.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: 2019 Age: 68 Independent Current Committee Memberships: • Audit (Chair) • Finance • Executive	CARLO BOZOTTI

Recent Business Experience:
Mr. Bozotti has been an Industrial Partner of FSI since June 2018. FSI is an independent private equity firm based in Milan, Italy that is currently managing the fund FSI I, one of the largest European country-focused private equity funds. He served as the President and Chief Executive Officer and Sole Member of the Management Board of STMicroelectronics NV (ENXTPA: STM), a global semiconductor company, from 2005 until his retirement in May 2018. Prior to that, he had served in various roles with STMicroelectronics since 1977, including senior executive officer and global general management roles. From 2008 to 2010, Mr. Bozotti also served as Chairman of Numonyx, a memory products joint venture between Intel and STMicroelectronics. He had been a member of the European Round Table of Industrialists, an advocacy group in the European Union consisting of approximately 50 European industrial leaders, from 2005 to 2018. Currently, he serves as a member of the Supervisory Board of BE Semiconductor Industries NV, known as Besi (AMS: BESI), a leading supplier of assembly equipment for global semiconductor and electronics industries.

Primary Qualifications and Experience:
	• Industry	• Finance
The Board benefits from Mr. Bozotti’s extensive experience in the semiconductor industry as well as his strong experience in technology and innovation, finance, global business, corporate leadership and management, sales and marketing, and risk oversight.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: 2018 Age: 57 Independent Current Committee Memberships: • Audit • Finance	BRENDA L. FREEMAN

Recent Business Experience:
Ms. Freeman has been a Venture Partner of Debut Capital since May 2021. She is also the founder of an advisory company, Joyeux Advisory Group, which was founded in 2018. Ms. Freeman formerly served as the Chief Executive Officer and a Director of Arteza, a direct-to-consumer arts and crafts supplies company, from February 2020 to April 2021. Previously she served as Chief Marketing Officer of Magic Leap, Inc., a private company focused on virtual retinal displays, from 2016 to 2019. Prior to that, she served as Chief Marketing Officer at the National Geographic Channel from 2015 to 2016; Vice President, Television Marketing at DreamWorks Animation SKG Inc. from 2014 to 2015; Chief Marketing Officer, Turner Animation, Young Adults and Kids Media at Turner Broadcasting Systems, Inc. from 2008 to 2014; and Senior Vice President, Integrated Marketing and Partnerships, Nickelodeon at MTV Networks Company from 2005 to 2008. She has also served in other leadership roles for MTV Networks Company, VH1, ABC Radio Networks, and PepsiCo, Inc. (Nasdaq: PEP). Ms. Freeman has served on the board of directors at WM Technology, Inc. (Nasdaq: MAPS) since June 2021, Blue Apron Holdings, Inc. (NYSE: APRN) since October 2020 and Caleres, Inc. (NYSE: CAL) since April 2017. Previously, she had served on the board of directors of Herman Miller, Inc. (Nasdaq: MLHR) from 2016 to 2019 and Under Armour, Inc. (NYSE: UA) from 2012 to 2013.

Primary Qualifications and Experience:
	• CEO	• Finance
	• Technology/ Digital Media	• Marketing
• Operations
The Board benefits from Ms. Freeman’s experience in corporate leadership, serving on other boards and her strong background in marketing, technology, digital commerce and digital transformation.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: 2020 Age: 60 Not Independent	Philip R. Gallagher

Recent Business Experience:
Mr. Gallagher has served as the Company’s Chief Executive Officer and a Director since November 2020, and as the President, Electronic Components since August 2018. He previously had served as the Interim Chief Executive Officer from July 2020 until November 2020 and as the Global President, Core Distribution Business from May 2017 to August 2018. He began his career with the Company in 1982 and held executive leadership positions in sales, marketing and operations during his 38 years at the Company, with his last role as Global President of Technology Solutions from 2009 to 2014. He left the Company in 2014, and served as President, Americas Sales and Marketing at TTI, a leading authorized distributor of interconnect, passive, electromechanical and discrete components, from 2016 to 2017. He rejoined the Company in May 2017. Mr. Gallagher currently serves on the advisory council for Women in Electronics and is also a member of Greater Phoenix Leadership (GPL), an organization of leading CEOs focused on creating action on priority issues.

Primary Qualifications and Experience:
	• Industry	• International Business
• Technology/Digital Media
The Board benefits from Mr. Gallagher’s extensive experience in business operations, corporate leadership and management. The Board also benefits from his broad knowledge of the technology industry.
Director Since: 2018 Age: 63 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance	JO ANN JENKINS

Recent Business Experience:
Ms. Jenkins has served as the Chief Executive Officer of AARP, the nation’s largest nonprofit, nonpartisan organization dedicated to empowering people 50 and older to choose how they live and age, since 2014. Previously, she served as the Executive Vice President and Chief Operating Officer of AARP from 2013 to 2014 and President of the AARP Foundation from 2010 to 2013. Prior to that, Ms. Jenkins held various positions at the Library of Congress from 1994 to 2010, including Chief Operating Officer from 2007 to 2010. Ms. Jenkins has served on the board of directors of General Mills, Inc. (NYSE: GIS) since January 2020.

Primary Qualifications and Experience:
	• CEO	• Operations
• Marketing
The Board benefits from Ms. Jenkins’s deep understanding of strategic management and innovative marketing, which she developed through her CEO and operational roles. She contributes valuable insights regarding corporate leadership and management, government affairs and community relations, and innovation and strategic transformation, including developing and implementing diversity strategies.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: 2018 Age: 56 Independent Current Committee Memberships: • Audit • Finance	OLEG KHAYKIN

Recent Business Experience:
Mr. Khaykin has served as the President and Chief Executive Officer and member of the board of directors of Viavi Solutions Inc. (Nasdaq: VIAV), a provider of network and service enablement solutions, since February 2016. From 2015 to 2016, he served as a Senior Advisor at Silver Lake Partners. Prior to that, Mr. Khaykin served as President and Chief Executive Officer and a member of the board of directors of International Rectifier, a maker of power semiconductors, from 2008 until its acquisition by Infineon AG in 2015. From 2003 to 2008, he served as Executive Vice President and Chief Operating Officer of Amkor Technology, Inc. (Nasdaq: AMKR), and from 1999 to 2003 as Vice President of Strategy & Business Development at Conexant Systems, Inc. (Nasdaq: CNXT) and Mindspeed Technologies, Inc. (Nasdaq: MSPD). Mr. Khaykin had previously served on the boards of directors of Marvell Technology Group (Nasdaq: MRVL) from 2016 to July 2020 and Newport Corporation from 2010 until its acquisition by MKS Instruments in 2016.

Primary Qualifications and Experience:
	• CEO	• Technology/ Digital Media
	• International Business	• Risk Management
	• Finance	• Marketing
	• Operations	• Industry
The Board benefits from Mr. Khaykin’s significant corporate leadership and management experience and extensive experience in the semiconductor industry. His experience with technology companies, and as both a prior customer and supplier to the Company, brings valuable insights to the Board, including in regards to the Company’s transformation.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: 2011 Age: 68 Independent Current Committee Memberships: • Compensation and Leadership Development (Chair) • Finance • Executive	JAMES A. LAWRENCE

Recent Business Experience:
Mr. Lawrence serves as the Chairman of Lake Harriet Capital, LLC. He previously served as Chairman of Great North Star LLC from 2015 to 2017, Chairman of Rothschild North America from 2012 to 2015, and Chief Executive Officer of Rothschild North America and as co-head of global investment banking from 2010 to 2012. Prior to that, he served as Chief Financial Officer of Unilever PLC (LON: ULVR) from 2007 to 2009, Vice Chairman and Chief Financial Officer of General Mills, Inc. (NYSE: GIS) from 1998 to 2007, Executive Vice President and Chief Financial Officer of Northwest Airlines (Nasdaq: NWAC) from 1996 to 1998, and Chief Executive Officer of Pepsi-Cola Asia Middle East Africa Group from 1992 to 1996. Mr. Lawrence has served on the board of directors of Smurfit Kappa, Dublin (LON: SKG) since 2015 and AerCap Holdings, N.V. (NYSE: AER) since 2017. Previously he had served on the board of directors of International Airlines Group (LON: IAG) from 2010 to 2018.

Primary Qualifications and Experience:
	• CEO	• Finance
	• International Business	• Marketing
	• Legal & Regulatory Oversight	• Risk Management
• Operations
The Board benefits from Mr. Lawrence’s breadth of global business experience, including strategy development and compliance. Additionally, as a former Chief Financial Officer for multiple public companies, Mr. Lawrence has extensive experience in finance and accounting, particularly as it applies to public companies such as the Company.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: August 25, 2021 Age: 63 Independent Current Committee Memberships: • Audit • Finance	Ernest E. Maddock

Recent Business Experience:
Mr. Maddock served as Chief Financial Officer and Senior Vice President of Micron Technology, Inc. (Nasdaq: MU) from 2015 until his retirement in 2018. Prior to that, he served as Chief Financial Officer of Riverbed Technology, Inc. from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at Lam Research Corporation (Nasdaq: LRCX), last as Chief Financial Officer from 2008 to 2013. He has served on the board of directors of Ultra Clean Holdings Inc. (Nasdaq: UCTT) since January 2020; and had previously served on the board of Intersil Corporation (Nasdaq: ISIL) from 2015 to 2017.

Primary Qualifications and Experience:
	• International Business	• Risk Management
	• Finance	• Operations
The Board benefits from Mr. Maddock’s breadth of global business experience, including risk management and operations, and experience in the semiconductor industry. Additionally, as a former Chief Financial Officer for multiple public companies, Mr. Maddock has extensive experience in finance and accounting, particularly as it applies to public companies such as the Company.
Director Since: 2014 Age: 59 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance (Chair) • Executive	AVID MODJTABAI

Recent Business Experience:
Ms. Modjtabai served as the Senior Executive Vice President and head of the Payments, Virtual Solutions and Innovation Group at Wells Fargo (NYSE: WFC) until March 2020, when she retired from Wells Fargo after 27 years. Prior to that, she served in various leadership roles at Wells Fargo, including Group head for Wells Fargo Consumer Lending from 2011 to 2016, Chief Information Officer and head of Technology and Operations Group from 2008 to 2011, Chief Information Officer and head of technology from 2007 to 2008, and Director of Human Resources from 2005 to 2007. Ms. Modjtabai has served on the board of directors of Prologis, Inc. (NYSE: PLD) since February 2020.

Primary Qualifications and Experience:
	• Finance	• Technology/ Digital Media
	• Marketing	• Operations
The Board benefits from Ms. Modjtabai’s extensive experience in operations and strategy development. The Board also benefits from her experience in the areas of financial services and change management.

Proposal 1: Election of Directors
2021 ANNUAL
PROXY STATEMENT
Director Since: 2019 Age: 62 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance	ADALIO T. SANCHEZ

Recent Business Experience:
Mr. Sanchez is President of S Group Advisory LLC, a management consulting firm providing advisory services on business strategy, technology, and operational excellence. He also serves on the board of directors of ACI Worldwide Inc. (NASDAQ: ACIW), a software company serving the electronics payments market, since 2015; on the board of directors of Snap One Holdings Corp (Nasdaq: SNPO), a smart home technology solutions and distribution company, since 2021; and on the supervisory board of ASM International NV (OTCMKTS: ASMIY), a Netherlands-based semiconductor wafer fabrication equipment company, since September 2021. Mr. Sanchez also serves on the Board of Trustees of the MITRE Corporation, a not-for-profit firm that manages federally funded research and development centers supporting several U.S. government agencies, since 2018. Mr. Sanchez previously served on the board of Quantum Corporation (Nasdaq: QMCO), a computer storage solutions company, from May 2017 to April 2019, and served as interim CEO from November 2017 to January 2018. From 2014 to 2015, Mr. Sanchez served as Senior Vice President of the Lenovo Group Limited (HK: 0992), an international technology company. Prior to that, he spent 32 years at IBM Corporation (NYSE: IBM), a global technology and innovation company, from 1982 to 2014, where he served in various capacities including sixteen years in senior executive and global general management roles.

Primary Qualifications and Experience:
	• Industry	• International Business
	• Operations	• Technology/ Digital Media
The Board benefits from Mr. Sanchez’s significant experience in corporate leadership and management, global business, technology and innovation and his extensive semiconductor expertise.

Proposal 1: Election of Directors
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Director Since: 2010 Age: 71 Independent Current Committee Memberships: • Audit • Finance (Chair) • Executive	WILLIAM H. SCHUMANN, III

Recent Business Experience:
Mr. Schumann has served on the Company’s Board since February 2010 and served as Chair of the Board from November 2012 to November 2018. He served as Executive Vice President of FMC Technologies from 2007 until he retired in 2012, and as Chief Financial Officer from 2001 to 2011. He previously served on the boards of McDermott International Inc. (NYSE: MDR) from 2012 to June 2020, Great Lakes Advisors, Inc. from 1993 to 2011, AMCOL International from 2012 to 2014, URS Corporation from 2014 through its acquisition by AECOM in 2014 and Andeavor Corporation (previously Tesoro) from 2016 through its acquisition by Marathon in 2018.

Primary Qualifications and Experience:
	• Operations	• International Business
• Finance
The Board benefits from Mr. Schumann’s experience on other boards and his financial and management expertise, including his extensive expertise in financial and strategic planning, financial reporting, compliance and risk management.
As of September 20, 2021, the Company’s Director nominees had the following attributes:

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CORPORATE GOVERNANCE
The Board of Directors believes that good corporate governance practices provide an important framework that promotes long-term value, strength and stability for shareholders. The Company’s governance highlights include:
CORPORATE GOVERNANCE GUIDELINES
The Corporate Governance Guidelines (the “Guidelines”) collect in one document many of the corporate governance practices and procedures that have evolved at the Company over the years. Among other things, the Guidelines address the duties of the Board of Directors, director qualifications and selection process, director compensation, Board operations, management succession, Board committee matters, and director orientation and continuing education. The Guidelines also provide for annual self-evaluations by the Board and its committees. The Board reviews the Guidelines on an annual basis. The Guidelines are available on the Company’s website at www.ir.avnet.com/documents-charters.
As a general policy, as set forth in the Guidelines, the Board recommends certain limits as to the service of Directors on other boards of public companies. These limits are as follows: (1) Directors who are actively employed on a full-time basis may serve on up to two additional public boards; (2) an independent Chair of the Board, if not actively employed on a full-time basis, may serve on up to three additional public boards; and (3) Directors who are retired from active full-time employment may serve on up to four additional public boards.
DIRECTOR INDEPENDENCE
The Board of Directors believes that a substantial majority of its members should be independent directors. The Board has determined that eleven out of the twelve of the current Directors are independent under the independence standards adopted by the Board (provided in Appendix A to the Guidelines), and under the independence requirements of the Nasdaq listing standards: Rodney C. Adkins, Carlo Bozotti, Michael A. Bradley, Brenda L. Freeman, Jo Ann Jenkins, Oleg Khaykin, James A. Lawrence, Ernest E. Maddock, Avid Modjtabai, Adalio T. Sanchez and William H. Schumann, III (collectively, the “Independent Directors”).

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BOARD LEADERSHIP STRUCTURE
Pursuant to the Guidelines, the Board of Directors has the flexibility to decide whether it is best for the Company at a given point in time for the roles of the Chief Executive Officer (“CEO”) and Chair of the Board (the “Chair”) to be separate or combined and, if separate, whether the Chair should be selected from the Independent Directors or be an employee of the Company. The Board believes that the Company and its shareholders are best served by maintaining this flexibility rather than mandating a particular leadership structure. The Board also believes its programs for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect how it structures its leadership. In the event that the Chair is an employee of the Company, the Guidelines provide for an active lead independent director.
Mr. Adkins, an Independent Director of the Company, currently serves as the Chair and Philip R. Gallagher currently serves as the Chief Executive Officer. The Board of Directors has concluded that the current leadership structure provides an appropriate framework for the Directors to provide independent, objective and effective oversight of management at this point in time.
EXECUTIVE SESSIONS
To promote free and open discussion and communication, Independent Directors meet in executive session at regularly scheduled Board meetings with neither non-Independent Directors nor management present.
DIRECTOR NOMINATIONS
The Corporate Governance Committee is responsible for identifying, screening and recommending candidates for election to the Company’s Board of Directors. Pursuant to the Guidelines, the Committee reviews the business experience, education and skills of candidates; their character and judgment; and diversity in factors such as age, gender, race, nationality and culture. In addition, the charter of the Corporate Governance Committee provides that the committee will consider criteria including the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company. Although the Corporate Governance Committee does not have a formal policy concerning diversity, the Company believes that valuing diversity makes good business sense. The Corporate Governance Committee includes women and minority candidates in the pool from which it seeks future Directors.
These above factors, and others considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. Directors must also possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of all shareholders. Board members are expected to diligently prepare for, attend and participate in all Board and applicable Committee meetings. Each Board member is expected to ensure that other existing and future commitments do not materially interfere with the member’s attendance at meetings and service as a Director.
The Corporate Governance Committee also reviews whether a potential candidate will meet the Board’s independence standards and any other Director or committee membership requirements imposed by law, regulation or stock exchange rules.
Director candidates recommended by the Corporate Governance Committee are subject to full Board approval and subsequent annual election by the shareholders. The Board of Directors is also responsible for electing Directors to fill vacancies on the Board that occur due to retirement, resignation, expansion of the Board or other events occurring between the shareholders’ annual meetings. The Corporate Governance Committee may retain a search firm, from time to time, to assist in identifying and evaluating Director candidates. When a search firm is used, the Committee provides specified criteria for Director candidates, tailored to the needs of the Board at that time, and pays the firm a fee for these services.
Recommendations for Director candidates are also received from Board members and management and may be solicited from professional associations as well.

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The Corporate Governance Committee will consider recommendations of Director candidates received from shareholders on the same basis as recommendations of Director candidates received from other sources. The director selection criteria discussed above will be used to evaluate all recommended Director candidates. Shareholders who wish to suggest an individual for consideration for election to the Company’s Board of Directors may submit a written recommendation to the Corporate Governance Committee by sending it to: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. Shareholder recommendations must contain the following information:
•
The shareholder’s name, address, number of shares of the Company’s Common Stock beneficially owned and, if the shareholder is not a record shareholder, evidence of beneficial ownership;

•
A statement in support of the candidate’s recommendation;

•
The candidate’s detailed biographical information describing experience and qualifications, including current employment and a list of any other boards of directors on which the candidate serves;

•
A description of all agreements, arrangements or understandings between the shareholder and the Director candidate;

•
The candidate’s consent to be contacted by a representative of the Corporate Governance Committee for interviews and his or her agreement to provide further information, if needed;

•
The candidate’s consent for a background check; and

•
The candidate’s consent to serve as a Director, if nominated and elected.

Under the Company’s By-laws, shareholders may also nominate a candidate for election at an annual meeting of shareholders. Details regarding this nomination procedure and the required notice and information are set forth elsewhere in this Proxy Statement under the heading “Shareholder Proposals and Nominations.”
MANAGEMENT SUCCESSION
The Board of Directors is actively engaged and involved in talent management, under the leadership of the Corporate Governance Committee. The Corporate Governance Committee regularly reviews and discusses a management succession plan designed to provide for continuity in and development of senior management, which includes emergency CEO succession, CEO succession in the ordinary course of business and succession for other members of senior management. The Board receives updates on the succession plan from the Company’s CEO and chief human resources officer at least semi-annually.
THE BOARD’S ROLE IN RISK OVERSIGHT
While the Company’s management is responsible for the day-to-day risk management process, the Board is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the management of the Company has developed an enterprise risk management program, whereby management identifies the top individual risks they believe the Company faces with respect to its business, operations, strategy and other factors based on input from key business and functional leaders in the Company. Management evaluates those key risks and identifies ways to mitigate and manage such risks. At least annually, management reports on and discusses the identified risks and risk mitigation efforts with the Board. The Board allocates responsibility to a specific committee to examine a particular risk in detail if the committee is in the best position to review and assess the risk. For example, the Audit Committee reviews programs and practices related to accounting and financial reporting matters and the Compensation and Leadership Development Committee provides oversight of risks related to compensation programs.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Leadership Development Committee is a present or former officer or employee of the Company. In addition, during fiscal year 2021, no executive officer of the Company had served

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on the compensation committee or any similar committee of any other entity or served as a director for any other entity whose executive officers served on the Company’s Compensation and Leadership Development Committee.
CODE OF CONDUCT
The Company has a Code of Conduct that applies to Directors, officers and employees, including the CEO and all financial and accounting personnel. A copy of the Code of Conduct can be reviewed at www.ir.avnet.com/documents-charters. Any future amendments to, or waivers for executive officers and Directors from certain provisions of, the Code of Conduct will be posted on the Company’s website.
POLICY AGAINST PLEDGING AND HEDGING ECONOMIC RISK OF OWNING THE COMPANY’S SECURITIES
The Trading Procedures for Insiders, which is part of the Company’s Insider Trading Policy, expressly prohibits Directors, executive officers and other employees determined by the Company as “Insiders,” including their spouses, other persons living in their household and minor children and entities over which they exercise control, from entering into hedging or monetization transactions to hedge the economic risk of owning the Company’s securities (or any other financial transactions that are designed to hedge or offset any decrease in market value of the Company’s equity securities) without advance approval. The policy similarly prohibits such individuals from holding the Company’s securities in a margin account and pledging the Company’s securities as collateral for loans without advance approval. The policy applies to all of the Company’s securities held, including options and any other derivative securities, regardless if granted by the Company as compensation. There were no exceptions approved during the last fiscal year.
The Company has focused its anti-hedging and anti-pledging policy primarily on Directors and executive officers because, as stewards and leaders of the Company, their interests should remain aligned with shareholder interests. The Company believes that Directors and executive officers should bear the same economic risks associated with holding the Company’s securities as do its shareholders and believes its anti-hedging policy will ensure this alignment.
REPORTING OF ETHICAL CONCERNS
The Audit Committee of the Board of Directors has established procedures for employees, shareholders, vendors and others to communicate concerns about the Company’s ethical conduct or business practices including accounting, internal controls or financial reporting issues. Matters may be reported in the following ways:
Employees of the Company are encouraged to contact their manager, a Human Resources representative or a Code of Conduct Advisor to discuss matters of concern.
All persons, including employees, may contact:
•
The Legal Department, by telephone at (480) 643-7267, or by mail at 2211 South 47th Street, Phoenix, Arizona 85034; or

•
The Ethics Alertline at 1-800-861-2899 (within the United States and Canada) or via the Internet at www.avnet.alertline.com. Reports via the Ethics Alertline will be treated with appropriate confidentially and may be made on an anonymous basis where permitted by law.

STOCK OWNERSHIP GUIDELINES
The Board has adopted stock ownership guidelines for both the Directors and executive officers.
Under the guidelines for Directors, Directors should own, within five years of joining the Board, shares of the Company’s Common Stock worth at least five times the Director’s annual cash retainer. Shares that are awarded to Directors as part of director compensation, as well as phantom stock units acquired by Directors under a

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deferred compensation plan, count towards the guideline. The Board will evaluate whether exceptions should be made in the case of any Director who, due to his or her unique financial circumstances, would incur a hardship by complying with this requirement. As of July 1, 2021, each Director was in compliance with these guidelines.
Under the guidelines for executive officers, officers should own shares of the Company’s Common Stock with a market value equal to a multiple of their base salary:
•
5x for the Chief Executive Officer;

•
3x for the Chief Financial Officer and General Counsel; and

•
1x for other Executive Officers.

Shares underlying restricted stock units, vested performance share units and shares acquired from the exercise of stock options count towards the guideline. Until the ownership level is met, executive officers must hold at least 50% of any net shares he or she receives upon the exercise of options or upon the delivery of any restricted stock units or performance share unit awards. As of July 1, 2021, executive officers subject to these guidelines satisfy these requirements.
THE COMPANY’S WEBSITE
In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.avnet.com, including information about the Company’s management team, products and services, and its corporate governance practices. The corporate governance information on the Company’s website, located at www.ir.avnet.com/corporate-governance, includes the Guidelines, the Code of Conduct, the charters for each of the standing committees of the Board of Directors, and how a shareholder and other interested parties can communicate with the Board of Directors. In addition, amendments to the Code of Conduct and waivers granted to the Company’s Directors and executive officers under the Code of Conduct, if any, will be posted in this area of the website. Printed versions of the Guidelines, the Code of Conduct and the charters for the Board committees can be obtained, free of charge, by writing to the Company, Attention: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, AZ 85034.
In addition, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and other filings, including registration statements and Section 16 filings made by any of the Company’s executive officers and Directors with respect to the Company’s securities, with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended, are available on the Company’s website located at www.ir.avnet.com/financial-information/sec-filings as soon as reasonably practicable after the report or form is electronically filed with, or furnished to, the SEC.
This information about the Company’s website and its content, together with other references to the website made in this Proxy Statement, is for information only. The content of the Company’s website is not and should not be deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the SEC.
DIRECTOR COMMUNICATIONS
Shareholders and other interested parties may contact the Company’s Board of Directors by writing to the Board of Directors, Attention: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. They may also submit an email to the Board by filling out the email form on the Company’s website at www.ir.avnet.com/corporate-governance/contact-the-board.
Communications received are distributed to the Board, or to any individual Director or group of Directors as appropriate, depending on the facts and circumstances outlined in the communication. The Board of Directors has requested that items that are unrelated to the duties and responsibilities of the Board be excluded, including spam, junk mail and mass mailings, product and services inquiries, product and services complaints, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Any product

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and services inquiries or complaints will be forwarded to the proper department for handling. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded. Any such communication will be made available to any non-employee Director upon request.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
The Company is committed to guiding a better tomorrow through its Environmental, Social and Governance (“ESG”)) initiatives, including operating with integrity, promoting diversity and inclusion in the workforce, creating corporate goals to reduce environmental impact, contributing to local and global communities and nurturing the capabilities of our employees, customers and communities. The Company’s sustainability reports are available on its website, and annual updates are planned going forward. The Company has created an ESG Governance Charter and Governance Council. In tandem with the Council is a ESG Working Team comprised of various senior leaders across multiple disciplines across the business.
The Company leverages the Sustainability Accounting Standards Board (SASB) standards, the Global Reporting Initiative (GRI) standards and the United Nation’s Sustainable Development Goals to assist in forming the basis for its ESG program. Core topics included in the annual sustainability report include:
•
Ethics and Compliance

•
Data Security

•
Workforce Diversity and Inclusion

•
Labor Practices

•
Environmental Topics

•
Product Sourcing, Packaging and Marketing

ESG Highlights
Business Conduct and Ethics
•
Maintains a Global Code of Conduct, Global Anti-Corruption Policy and Global Conflict of Interest Policy to guide employee and Director conduct to foster integrity and compliance with various laws and regulations.

•
Provides annual ethics and compliance training for employees across all levels.

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Maintains Ethics Alertline for confidential reporting of suspected violations.

Privacy and Data Security
•
Maintains a Global Data Privacy Policy and Global Information Security Policy as part of its information security strategy, which contains best practices, policies and procedures designed to keep confidential company, employee and customer information secure in all its business activities.

•
Provides annual compliance training for employees across all levels.

Workforce Diversity and Labor Practices
•
Employs equal employment opportunity hiring practices, policies and management of employees. Regularly monitors hiring processes to ensure that candidates and employees are treated with fairness and equality.

•
Committed to create a diverse workforce that provides equal opportunity regardless of race, gender, religion, national origin, sexual orientation or disability among other categories, and fosters respect, appreciation and acceptance of all people.

•
Expanded diversity initiatives to ensure women and minorities are considered for new or replacement leadership roles.

•
Maintains anti-harassment policy that prohibits hostility or aversion towards individuals in protected categories, and prohibits sexual harassment in any form.

•
Participant of the United Nations Global Compact, and committed through policies and practices that avert human trafficking, eliminate modern slavery and other human rights violations and promote responsible minerals acquisitions.

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ESG Highlights

•
Upholds the Responsible Business Alliance Code of Conduct and participates in the Social Responsibility Alliance’s Slavery and Trafficking Risk Template (STRT).

•
Maintains Conflict Minerals Policy Statement, whereby the Company will not directly purchase any conflict minerals and endeavors not to purchase products that contain conflict minerals sourced from mines in the Democratic Republic of the Congo (DRC) or adjoining countries that finance or benefit armed groups in the DRC or adjoining countries. The Company further encourages its suppliers to only source minerals from responsible sources and fosters transparency in the supply chain.

•
Provides training for employees across all levels.

Environmental Governance
•
Maintains Global Environmental Policy, whereby the Company sets internal sustainability targets to prevent pollution and improve the Company’s environmental performance.

•
Participates in the Carbon Disclosure Project and has posted Carbon Footprint Reports on the Company’s website since 2009.

•
Many of the Company’s global facilities are ISO 45001, 9001 and 14001 certified, among other certifications.

•
Compliance with the EU’s Battery Directive, which protects the environment by minimizing the negative impact of batteries and accumulators.

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Compliance with the EU’s Directive on Waste of Electrical and Electronic Equipment (WEEE) and Directive on Restriction of Hazardous Substances (RoHS).

•
In connection with RoHS and REACH, encourages its manufacturers to make environmental information available on their websites and assists suppliers with providing their customers with relevant information and declarations available from manufacturers.

Community Impact
•
Encourages employees to make a difference in their local and global communities by giving back. The Company supports their efforts through its Matching Grants and Dollars for Doers programs.

•
Encourages future innovators to solve the world’s technology problems. The Company has partnered with the Ira A. Fulton School of Engineering at Arizona State University (ASU) to create two innovative programs: (1) the ASU Innovation Open and (2) the Avnet Innovation Lab. These two programs help bring today’s ideas into tomorrow’s technology as each program is designed to cultivate world changing ideas and bring them to life.

•
In celebration of its 100th anniversary, the Company created a program in 2021 to donate $1,000 (USD) to 100 non-profit companies and charities globally, selected based on volunteer stories submitted by employees, in recognition of their passion to support local communities.

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The Board of Directors and its Committees
The Board of Directors held 4 regular quarterly meetings and 3 special meetings during the fiscal year ended July 3, 2021 (“fiscal 2021”). During each of these regular quarterly meetings, the Independent Directors met separately in executive session, presided over by the Chair of the Board.
During fiscal 2021, each Director standing for reelection attended 100% of the combined number of meetings of the Board held during the period for which the Director served and of the committees on which such Director served.
All members of the Board of Directors are expected to attend the annual meeting of shareholders, unless unusual circumstances prevent such attendance. Board and committee meetings are scheduled in conjunction with the annual meeting of shareholders. All then Directors attended the 2020 Annual Meeting of Shareholders held on November 17, 2020.
The Board currently has, and appoints the members of, a standing Audit Committee, Compensation and Leadership Development Committee, Corporate Governance Committee and Finance Committee. Each of these committees is comprised solely of non-employee Directors, reports regularly to the full Board and annually evaluates its performance. In addition, the Board has established the Executive Committee to exercise certain powers and authority of the Board between Board meetings. The Board appoints the members of the Executive Committee, which consist of the Chair of the Board and the Chairs of each committee.
The members of the committees as of the date of this Proxy Statement are identified in the following table.
Committees
	A	C	CG	F	E	Independent
Rodney C. Adkins (Board Chair)	•		•		Chair
Carlo Bozotti	Chair			•	•
Michael A. Bradley	•			•
Brenda L. Freeman	•			•
Jo Ann Jenkins		•	•
Oleg Khaykin	•			•
James A. Lawrence		Chair		•	•
Ernest E. Maddock	•			•
Avid Modjtabai		•	Chair		•
Adalio T. Sanchez		•	•
William H. Schumann, III	•			Chair	•
A: Audit Committee    C: Compensation and Leadership Development Committee    CG: Corporate Governance Committee
E: Executive Committee    F: Finance Committee
• Member

The Board of Directors and its Committees
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AUDIT COMMITTEE
AUDIT COMMITTEE

Members:
Carlo Bozotti (Chair)
Rodney C. Adkins
Michael A. Bradley
Brenda L. Freeman
Oleg Khaykin
Ernest E. Maddock
William H. Schumann, III
Meetings in fiscal 2021: 7
Audit Committee Financial Experts:
Carlo Bozotti (Chair)
Michael A. Bradley
Oleg Khaykin
Ernest E. Maddock
William H. Schumann, III

Responsibilities
The Audit Committee is charged with:
•
Assisting and representing the Board of Directors in fulfilling its oversight responsibilities with respect to:

•
The integrity of the financial statements of the Company;

•
The independence, qualifications and performance of the Company’s independent external auditors;

•
The performance of the Company’s internal audit function;

•
Compliance with legal and regulatory requirements; and

•
Internal ethics and compliance program, enterprise risk management and cybersecurity.

•
Appointing, compensating, retaining and oversighting of the independent registered public accounting firm.

•
Reviewing and approving transactions with any related person in which the Company is a participant and involves an amount that equals or exceeds $120,000 per year.

Please see the Audit Committee Report set forth elsewhere in this Proxy Statement for more information about the Audit Committee and its operations.

All the members of the Audit Committee are independent under the independence requirements of the Nasdaq listing standards and the independence standards adopted by the Board, and also meet the additional independence requirements for audit committee members established by the SEC. The Board of Directors has further determined that the following five members of the Audit Committee qualify as “audit committee financial experts” as defined in rules adopted by the SEC and meet the audit committee financial sophistication requirement of Nasdaq: Mr. Bozotti, the Chair of the Audit Committee, and Messrs. Bradley, Khaykin, Maddock and Schumann.
The Audit Committee operates under a written charter that outlines the Audit Committee’s purpose, member qualifications, authority and responsibilities. The Audit Committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available on the Company’s website at www.ir.avnet.com/documents-charters.

The Board of Directors and its Committees
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COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Members: James A. Lawrence (Chair) Jo Ann Jenkins Avid Modjtabai Adalio T. Sanchez Meetings in fiscal 2021: 7
Responsibilities
The Compensation and Leadership Development Committee is charged with:
•
Overseeing the Company’s overall compensation structure, policies and programs.

•
Assisting the Board in fulfilling its responsibilities with respect to administering the Company’s long-term incentive plan.

•
Reviewing and approving compensation arrangements with executive officers of the Company.

•
Evaluating the performance of and recommending to the Board the compensation for the CEO.

•
Overseeing the Company’s policies and programs relating to talent, leadership, culture, diversity, equity and inclusion.

•
Handling Director compensation oversight and recommending to the Board any changes to Director compensation.

The Compensation and Leadership Development Committee’s objective is to establish and administer a “total compensation program” that fairly and competitively rewards long-term performance and enhances shareholder value.

The Compensation and Leadership Development Committee has the authority to retain an independent executive compensation consultant to assist in the evaluation of compensation for the Company’s executive officers and Directors, and to help ensure the objectivity and appropriateness of the actions of the Compensation and Leadership Development Committee. The Compensation and Leadership Development Committee has the sole authority to retain, at the Company’s expense, and terminate any such consultant, including the sole authority to approve such consultant’s fees and other terms of engagement. The Compensation and Leadership Development Committee retained Meridian Compensation Partners, LLC (“Meridian”) as the Compensation and Leadership Development Committee’s independent compensation consultant for fiscal 2021. The Compensation and Leadership Development Committee assessed the independence of Meridian pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest existed that prevented, or will prevent, Meridian from being an independent consultant to the Compensation and Leadership Development Committee.
All members of the Compensation and Leadership Development Committee meet the independence requirements of Nasdaq listing standards and the independence standards adopted by the Board of Directors, and also meet Nasdaq’s additional independence requirements for compensation committee members.
The Compensation and Leadership Development Committee operates under a written charter that outlines the purpose, member qualifications, authority and responsibilities of the committee. The Compensation and Leadership Development Committee reviews its charter and conducts an evaluation of its own effectiveness annually. A copy of the Compensation and Leadership Development Committee charter is available on the Company’s website at www.ir.avnet.com/documents-charters.

The Board of Directors and its Committees
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CORPORATE GOVERNANCE COMMITTEE
CORPORATE GOVERNANCE COMMITTEE
Members: Avid Modjtabai (Chair) Rodney C. Adkins Jo Ann Jenkins Adalio T. Sanchez Meetings in fiscal 2021: 4
Responsibilities
The Corporate Governance Committee is charged with:
•
Identifying, screening and recommending to the Board of Directors appropriate candidates to serve as directors of the Company.

•
Periodically reviewing the Company’s succession plans, including CEO succession.

•
Overseeing the process for evaluating the Board of Directors, its committees and management.

•
Making recommendations with respect to corporate governance issues affecting the Board of Directors and the Company.

•
Overseeing director orientation and continuing education programs.

•
Overseeing corporate social responsibility matters affecting the Company.

Please see “Corporate Governance — Director Nominations” for additional information on the Corporate Governance Committee.

All the members of the Corporate Governance Committee meet the independence requirements of Nasdaq listing standards and the independence standards adopted by the Board of Directors.
The Corporate Governance Committee operates under a written charter that outlines the Committee’s purpose, member qualifications, authority and responsibilities. The Corporate Governance Committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available on the Company’s website at www.ir.avnet.com/documents-charters.
FINANCE COMMITTEE
FINANCE COMMITTEE
Members: William H. Schumann, III (Chair) Carlo Bozotti Michael A. Bradley Brenda L. Freeman Oleg Khaykin James A. Lawrence Ernest E. Maddock Meetings in fiscal 2021: 6
Responsibilities
The Finance Committee is charged with:
•
Assisting the Board with its oversight responsibilities with respect to financial matters.

•
Reviewing and providing guidance to the Board and management about capital allocation, capital structure, mergers and acquisitions, financial strategies, capital markets and share buybacks.

•
Approving secured borrowings, loans and credit facilities, for amounts exceeding management’s delegated authority up to the Finance Committee’s delegated authority.

•
Approving real estate transactions (i.e. leases, sales, purchases and similar transactions) for amounts exceeding management’s delegated authority.

•
Approving company guarantees and similar instruments for amounts exceeding management’s delegated authority.

The Board of Directors and its Committees
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All the members of the Finance Committee meet the independence requirements of Nasdaq listing standards and the independence standards adopted by the Board of Directors.
The Finance Committee operates under a written charter that outlines the Committee’s purpose, member qualifications, authority and responsibilities. The Finance Committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available on the Company’s website at www.ir.avnet.com/documents-charters.
EXECUTIVE COMMITTEE
EXECUTIVE COMMITTEE
Members: Rodney C. Adkins (Chair) Carlo Bozotti James A. Lawrence Avid Modjtabai William H. Schumann, III Meetings in fiscal 2021: 0
Responsibilities
The Board established the Executive Committee to exercise the powers and authority of the Board during the intervals between Board meetings when the Chair of the Board determines that convening a special Board meeting is not warranted. The Executive Committee may exercise the powers and authority of the Board except those not permitted by law or the Company’s Bylaws. Therefore, the Executive Committee does not have the authority to:
•
Submit to shareholders any action that needs shareholders’ approval under applicable law,

•
Fill vacancies in the Board or any Board Committee,

•
Fix compensation for Directors serving on the Board or any Board Committee,

•
Amend or repeal the Bylaws or adopt new bylaws or

•
Amend or repeal any Board resolutions which, by its terms, are not amendable or repealable.

All the members of the Executive Committee meet the independence requirements of Nasdaq listing standards and the independence standards adopted by the Board of Directors.

2021 ANNUAL
PROXY STATEMENT
Director Compensation
Directors who are also officers or employees of the Company do not receive any special or additional remuneration for service on the Board. Upon the recommendations of the Compensation and Leadership Development Committee and approvals of the Board of Directors, non-employee Directors received compensation for their services on the Board for fiscal 2021 as set out below.
Annual Compensation Components:
Cash Retainer(1)	$100,000
Equity(2)	$160,000
Total:	$260,000
% of Cash to Equity	38/62
Additional Annual Amounts:(1)
Independent Chair Retainer	$175,000
Audit Committee Chair Retainer(3)	$25,000
Audit Committee Retainer	$7,500
Compensation and Leadership Development Committee Chair Retainer	$20,000
Corporate Governance Committee Chair Retainer	$15,000
Finance Committee Chair Retainer	$15,000

(1)
Paid in equal quarterly installments, unless the Director elects to defer under the Avnet Deferred Compensation Plan for Outside Directors, which is described in more detail under the caption “Deferred Compensation Plan” below. If elected as a Director after January 1st, the amount is prorated based on the date of election.

(2)
Generally delivered each January, unless the Director elects to defer under the Avnet Deferred Compensation Plan for Outside Directors. If elected as a Director after January 1st, the amount is prorated based on the date of election and delivered at such time.

(3)
Includes Audit Committee Retainer.

Director Compensation
2021 ANNUAL
PROXY STATEMENT
The following table shows the total dollar value of all fees earned by and paid to all non-employee Directors in fiscal 2021 and the grant date fair value of stock awards to non-employee Directors made in fiscal 2021.
Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
(a)	(b)	(c)	(h)
Rodney C. Adkins	349,375	160,000	509,375
Carlo Bozotti	147,500	160,000	307,500
Michael A. Bradley	143,125	160,000	303,125
Brenda L. Freeman	134,375	160,000	294,375
Jo Ann Jenkins	125,000	160,000	285,000
Oleg Khaykin	134,375	160,000	294,375
James A. Lawrence	150,000	160,000	310,000
Avid Modjtabai	143,750	160,000	303,750
Adalio T. Sanchez	128,750	160,000	288,750
William H. Schumann, III	153,125	160,000	313,125

(1)
As discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended July 3, 2021, fiscal 2021 contained 53 weeks versus 52 weeks. Since fees to non-employee Directors are paid at the beginning of each calendar quarter, the amounts reflected in the table above include an additional quarter of payments due to fiscal 2021 ended on July 3, 2021, which is within the 3rd calendar quarter.

(2)
Mr. Maddock was elected to the Board during fiscal 2022.

PROCESS FOR REVIEWING NON-EMPLOYEE DIRECTOR COMPENSATION
The Board’s practice is to review the Company’s non-employee Director compensation program periodically based on recommendations from the Committee tasked with Director compensation oversight, and any changes are generally made effective as of January 1st of the following calendar year. Historically, it has been the practice every two years for the Committee tasked with Director compensation oversight to perform a comprehensive benchmarking review of the program, including each element of the program as well as the compensation in total.
The Compensation and Leadership Development Committee did not recommend to the Board any changes to non-employee Director compensation for fiscal 2021.
DEFERRED COMPENSATION PLAN
Under the Avnet Deferred Compensation Plan for Outside Directors, a non-employee Director may elect to defer all or a portion of his or her annual equity compensation and receive phantom stock units instead. Each phantom stock unit is the economic equivalent of one share of Common Stock, and is settled in Common Stock on a one-for-one basis with fractional shares payable in cash. Phantom stock units will be settled upon the Director no longer serving on the Board or upon a change of control of the Company, as provided under the plan.
The number of phantom stock units is determined by dividing the grant date fair value of the annual equity compensation by the average of the high and low price of the Common Stock on the national stock exchange constituting the primary market for the Common Stock on the first business day in January of each year then multiplying by the percentage of the equity compensation deferred.
In addition, under the plan, a non-employee Director may elect to defer all or a portion of his or her cash compensation either as cash or phantom stock units. Cash compensation deferred as cash is credited to a

Director Compensation
2021 ANNUAL
PROXY STATEMENT
cash account established under the plan for the Director at the beginning of each quarter and earns monthly interest at a rate corresponding to the rate of interest on U.S. Treasury 10-year notes on the first day of the month. During fiscal 2021, there were no “above market” earnings. The cash account is payable to the Director upon the Director no longer serving on the Board or upon a change of control of the Company, as provided under the plan.
Except in connection with a change of control, the settlement of phantom stock units with Common Stock and payment of the cash account in cash will be made in ten annual installments unless the Director elects to receive in a single lump sum or annual installments not exceeding ten, with such election made within the timeframes required by the plan. In connection with a change of control, the settlement and payment will be made in a single lump sum.
In the event of the death of a Director before receipt of all payments, all remaining payments shall be made to the Director’s designated beneficiary.
D&O INSURANCE
As permitted by Section 726 of the Business Corporation Law of New York, the Company has in force directors’ and officers’ liability insurance and corporate reimbursement insurance. The policy insures the Company against losses from claims against its Directors and officers when they are entitled to indemnification by the Company, and insures the Company’s Directors and officers against certain losses from claims against them in their official capacities. All duly elected Directors and officers of the Company and its subsidiaries are covered under this insurance. The primary insurer is Federal Insurance Company, a Chubb Group insurance company. Excess insurers include XL Specialty Insurance Company, Zurich American Insurance Company, National Union Fire Insurance Co. of Pittsburgh, PA, Travelers Casualty and Surety Company of America, Endurance American Insurance Company and Lloyd’s of London. The coverage was renewed effective August 1, 2021, for a one-year term. The total premium paid for both primary and excess insurance was $1,052,866. No claims were made or sums paid out under such insurance policies during fiscal 2021.

2021 ANNUAL
PROXY STATEMENT
EXECUTIVE OFFICERS OF THE COMPANY
Below are the names, ages and titles of each of the Company’s current executive officers and a certain significant employees as of September 20, 2021, as well as a summary of their backgrounds and business experience (other than the Company’s Chief Executive Officer, Mr. Gallagher, whose biography is listed earlier under “Proposal 1 Election of Directors — Nominees”).
Executive officers are generally appointed each year by the Board at a meeting following the annual meeting of shareholders and hold office until the next annual meeting or until their earlier death, resignation or removal.
Name	Age	Office
Philip R. Gallagher	60	Chief Executive Officer and President, Electronic Components
Thomas Liguori	63	Chief Financial Officer
Ken E. Arnold	57	Senior Vice President and Chief People Officer
Michael R. McCoy	45	Senior Vice President, General Counsel and Chief Legal Officer
Dayna C. Badhorn	50	Global Vice President, Strategic Planning and Corporate Marketing
Leng Jin (Max) Chan	49	Chief Information Officer
Elizabeth A. McMullen	61	Global Vice President, Operations
Kenneth A. Jacobson	43	Principal Accounting Officer and Corporate Controller
THOMAS LIGUORI
Thomas Liguori has served as the Company’s Chief Financial Officer since January 2018. He previously served as the Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. (Nasdaq: AEIS), a product and services provider for semi and industrial power applications, from May 2015 to December 2017. Prior to that, Mr. Liguori served as the Executive Vice President and Chief Financial Officer of MFLEX (Nasdaq: MFLX), a global provider of flexible circuits and assemblies for smartphones and tablets, from February 2008 to May 2015. Mr. Liguori is a Certified Management Accountant and a Certified Financial Manager.
KEN E. ARNOLD
Ken E. Arnold has served as Senior Vice President and Chief People Officer since February 2019. He previously served in various human resource leadership roles with the Company, including as Vice President, Human Resources from 2009 to February 2019 and Director, Human Resources — Talent Acquisition and HR Services from 2007 to 2009.

Executive Officers of the Company
2021 ANNUAL
PROXY STATEMENT
MICHAEL R. MCCOY
Michael R. McCoy has served as Senior Vice President, General Counsel and Chief Legal Officer since April 2020. He joined the Company in 2010 and previously served as General Counsel, International from May 2019 to April 2020; Vice President, Assistant General Counsel, EMEA General Counsel from 2017 to 2019; and Secretary from 2013 to 2017. Prior to joining the Company, Mr. McCoy worked at two international law firms and at the U.S. Securities and Exchange Commission’s Division of Corporation Finance.
DAYNA C. BADHORN
Dayna C. Badhorn has served as the Global Vice President, Strategic Planning and Corporate Marketing since November 2020. She joined the Company in 1998 and previously served as Vice President, Strategic Planning for Electronic Components from 2010 to 2020.
LENG JIN (MAX) CHAN
Max Chan has served as the Chief Information Officer since 2019. Since joining the Company in 2013, he has served in various roles including Vice President, Information Technology Global Supply Chain from 2016 to 2019 and Vice President of Information for Avnet Technology Solutions (a subsidiary of the Company) in Asia from 2013 to 2016. Prior to joining the Company, Mr. Chan had held several Information Technology leadership roles, including Chief Information Officer, Asia at VF Corporation (NYSE: VFC) from 2008 to 2010 and Vice President, IT Global Supply Chain, Building Efficiency at Johnson Controls International (NYSE: JCI) from 2001 to 2008 and 2010 to 2012.
ELIZABETH A. MCMULLEN
Elizabeth A. McMullen has served as the Global Vice President, Operations since November 2020. Since joining the Company in 2010, she has served in various leadership roles, including Vice President, Global Business Operations from 2018 to 2020. Prior to joining the Company, Ms. McMullen had held senior leadership positions at Deutsche Post DHL Group (OTCMKTS: DPSGY) and Arthur Andersen, LLP.
KENNETH A. JACOBSON
Kenneth A. Jacobson has served as the Corporate Controller since 2013 and Principal Accounting Officer since February 2018. From August 2017 to January 2018, he also served as the Interim Chief Financial Officer. Prior to joining the Company, Mr. Jacobson served as the Director of External Reporting and Accounting Research for First Solar Inc. from 2011 to 2013, where he led external reporting and provided accounting support for acquisitions and sales of solar power projects. Mr. Jacobson is a Certified Public Accountant.

2021 ANNUAL
PROXY STATEMENT
Security Ownership of Certain Beneficial Owners and Management
Unless otherwise stated, the following table sets forth information with respect to the Company’s Common Stock beneficially owned as of September 1, 2021 or, in respect of any 5% Holder, the date of such holder’s most recent Schedule 13D or Schedule 13G filed with the Securities and Exchange Commission (“SEC”) as of September 1, 2021, by: (a) persons that, to the Company’s knowledge, were the beneficial owners of more than 5% of the Company’s outstanding Common Stock (“5% Holders”), (b) each current Director and director nominee of the Company, (c) each of the executive officers named in the Summary Compensation Table in this Proxy Statement (“NEO”), and (d) all Directors and NEOs of the Company as a group. Except where specifically noted in the table, all the shares listed for a person or the group are directly held by such person or group members, with sole voting and dispositive power.
Name of Beneficial Owner	Common Stock(a)	Stock Options Exercisable Within 60 Days	Total Common Stock Beneficially Owned	Percent of Class(b)
5% Holders
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	8,677,865		8,677,865	8.7%
Pzena Investment Management LLC.(2) 320 Park Avenue, 8th Floor New York, NY 10022	12,561,805		12,561,805	12.6%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	10,680,640		10,680,640	10.7%
Directors, Director Nominees and Named Executive Officers
Rodney C. Adkins, Chair	24,969(4)	0	24,969	*
Carlo Bozotti, Director	8,746	0	8,746	*
Michael A. Bradley, Director	33,411(5)	0	33,411	*
Brenda L. Freeman, Director	13,722(6)	0	13,722	*
Jo Ann Jenkins, Director	13,804	0	13,804	*
Oleg Khaykin, Director	29,302(7)	0	29,302	*
James A. Lawrence, Director	218,728	0	218,728	*
Ernest E. Maddock, Director	1,409	0	1409
Avid Modjtabai, Director	26,425	0	26,425	*
Adalio T. Sanchez, Director	8,746	0	8,746	*
William H. Schumann, III, Director	45,922(6)	0	45,922	*
Philip R. Gallagher, Chief Executive Officer, President, Electronic Components and Director	184,260(8)	111,230	295,490	*
Thomas Liguori, Chief Financial Officer	115,200(9)	41,857	157,057	*
Ken E. Arnold, SVP, Chief People Officer	25,440(10)	10,156	35,596	*
Michael R. McCoy, SVP, General Counsel	32,691(11)	0	32,691	*
Leng Jin (Max) Chan, Chief Information Officer	28,650(12)	0	28,650	*
MaryAnn G. Miller, Former SVP, Chief Administrative Officer	33,900(13)	145,476	179,376	*
William J. Amelio, Former Chief Executive Officer and Former Director	93,826(14)	0(14)	93,826	*
Peter G. Bartolotta, Former President, Business Transformation	10,877(15)	0(15)	10,877	*
All Directors and named executive officers as a group (19 persons)(16)	950,028	163,243	1,113,271	1.1%

*
Represents less than 1%.

Security Ownership of Certain Beneficial Owners and Management
2021 ANNUAL
PROXY STATEMENT
(a)
This column includes Restricted Stock Units allocated but not yet delivered to each executive officer and Phantom Stock Units owned by non-employee Directors.

(b)
Based on 99,561,952 shares of Common Stock outstanding (net of treasury shares) at September 1, 2021.

(1)
This information is based solely on information provided in Amendment No. 13 to a Schedule 13G filed with the SEC on January 29, 2021 by BlackRock, Inc., which reports sole voting power with respect to 8,285,565 shares and sole dispositive power with respect to 8,285,565 shares.

(2)
This information is based solely on information provided in Amendment No. 4 to a Schedule 13G filed with the SEC on January 29, 2021 by Pzena Investment Management, LLC, which reports sole voting power with respect to 10,757,576 shares and sole dispositive power with respect to 12,561,805 shares.

(3)
This information is based solely on information provided in Amendment No. 10 to a Schedule 13G filed with the SEC on February 10, 2021, by The Vanguard Group, which reports sole voting power with respect to 0 shares, shared voting power with respect to 73,798 shares, sole dispositive power with respect to 10,524,468 shares and shared dispositive power with respect to 156,172 shares.

(4)
Mr. Adkins’ ownership includes 4,768 Phantom Stock Units.

(5)
Mr. Bradley’s information consists of Common Stock owned by the Michael A. Bradley 2009 Revocable Trust.

(6)
Ownership consists solely of Phantom Stock Units.

(7)
Mr. Khaykin’s ownership includes 20,302 Phantom Stock Units.

(8)
Mr. Gallagher’s information consists of 53,562 Common Stock owned by the Gallagher Family Trust and 113,756 Restricted Stock Units allocated but not yet vested.

(9)
Mr. Liguori’s ownership includes of 62,758 Restricted Stock Units allocated but not yet vested.

(10)
Mr. Arnold’s ownership includes 21,374 Restricted Stock Units allocated but not yet vested.

(11)
Mr. McCoy’s ownership includes 25,605 Restricted Stock Units allocated but not yet vested.

(12)
Mr. Chan’s ownership includes 22,714 Restricted Stock Units allocated but not yet vested.

(13)
Ms. Miller’s information includes 20,821 Restricted Stock Units allocated but not yet vested.

(14)
Mr. Amelio’s information is as of July 31, 2020, when he ceased to be the Chief Executive Officer.

(15)
Mr. Bartolotta’s information is as of October 1, 2020, when he ceased to be an officer of the Company.

(16)
Based on representations by Directors and current Officers, none of the shares have been pledged as security.

2021 ANNUAL
PROXY STATEMENT
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act (“Section 16(a)”) requires that the Directors and executive officers of the Company and holders of more than 10% of the Company’s equity securities file with the SEC, within specified due dates, initial reports of beneficial ownership of the Company’s equity securities on Form 3; reports of changes in ownership of the Company’s equity securities on Form 4; and annual reports of changes in ownership of the Company’s equity securities on Form 5. As a matter of practice, the Company’s administrative staff assists the Directors and executive officers with these reporting requirements. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner.
Based solely on a review of the copies of the fiscal year 2021 Section 16(a) reports in the Company’s possession and on written representations from the Company’s Directors and executive officers that no other reports were required during the year ended July 3, 2021, the Company believes that during the fiscal year ended July 3, 2021, all Section 16(a) filings were timely filed with the exception of four Form 4 reports (each for one transaction relating to the issuance of Phantom Stock Units in lieu of the quarterly cash dividend) for Directors Ms. Freeman and Messrs. Adkins, Khaykin and Schumann, which were filed one business day late.
RELATED PERSON TRANSACTIONS
The Company has a variety of policies and procedures for the identification and review of related person transactions. The SEC rules generally define a related person transaction as any transaction, arrangement or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is or will be a party to and in which a Director, executive officer or their immediate family members has a material direct or indirect interest.
The Company’s Code of Conduct and the Conflicts of Interest Policy generally prohibit and require the disclosure of any potential conflict of interest, including when the person will have a direct or indirect financial interest in a business with which the Company may have dealings. Exceptions to the policy’s prohibition are required to be pre-approved in writing.
As part of the process for its quarterly reporting obligations pursuant to Section 13(a) or 15(d) of the Exchange Act, the disclosure committee reviews whether there are any related person transactions that should be disclosed in the Company’s SEC filings. In addition, the executive officers and Directors each complete a Director and Officers’ Questionnaire annually and Director nominees complete a New Director Questionnaire before election, which requests information regarding related person transactions. The Audit Committee reviews and approves or recommends to the Board to approve, as appropriate, certain related party transactions.
The Company’s Corporate Governance Guidelines also specify the standards for independence of Directors.

2021 ANNUAL
PROXY STATEMENT
PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the advisory vote on the compensation of the Named Executive Officers as disclosed in this Proxy Statement.
DESCRIPTION OF PROPOSAL
As part of the Company’s commitment to high standards of governance and as required by Section 14A of the Exchange Act, the Board of Directors is requesting that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to express their views on the compensation of the NEOs. It is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in this Proxy Statement.
Shareholders are urged to read the section titled “Compensation Discussion and Analysis” section below along with the compensation tables and narrative discussion that follows, which discuss how the compensation program is implemented with respect to the NEOs.
The Board believes that the compensation of the NEOs as described in this Proxy Statement was appropriate and recommends a vote “FOR” the following resolution:
RESOLVED, that the Company’s shareholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement for the 2021 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board of Directors value the opinions of the shareholders. To the extent there is a significant number of votes against the compensation of the NEOs as disclosed in this Proxy Statement, the Board and Compensation and Leadership Development Committee will consider the shareholders’ concerns, evaluate what actions are necessary to address those concerns and take such concerns into account in future determinations concerning the executive compensation program.
The Company currently conducts an annual advisory vote on NEO compensation and expects to conduct the next advisory vote at the 2022 Annual Meeting of Shareholders.
VOTE REQUIRED FOR APPROVAL
For approval, this proposal requires the affirmative vote of a majority of the votes cast by the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote but will reduce the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.

Proposal 2: Advisory Vote on Named Executive Officer Compensation
2021 ANNUAL
PROXY STATEMENT
PROXY
Unless otherwise directed by the shareholder, it is the intention of the persons named as proxies in the proxy card to vote each properly signed and returned proxy card FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

2021 ANNUAL
PROXY STATEMENT
Compensation Discussion and Analysis
EXECUTIVE SUMMARY
The Company designs its compensation programs and practices around a pay-for-performance philosophy geared towards the achievement of short- and long-term goals. Senior executives are encouraged to think and behave like owners of the business and to consider the impact of their decisions and performance on the aggregate success of the Company as reflected in its total shareholder return (“TSR”). This section explains how the Compensation and Leadership Development Committee (“Committee”) made its compensation decisions for fiscal 2021 for the named executive officers (“NEOs”). The compensation awarded to the NEOs for fiscal 2021 is set forth in the Summary Compensation Table in this Proxy Statement.
Named Executive Officers (NEOs)
The NEOs for fiscal 2021 are listed below. The titles represent their current position with the Company. Please see “Executive Officers of the Company” for additional information on current officers’ roles with the Company.

NEOs	Position
Philip R. Gallagher(1)	Chief Executive Officer (“CEO”) and President, Electronic Components
Thomas Liguori	Chief Financial Officer (“CFO”)
Ken E. Arnold	Senior Vice President, Chief People Officer
Leng Jin (Max) Chan	Chief Information Officer
Michael R. McCoy	Senior Vice President, Chief Legal Officer, General Counsel & Assistant Secretary
William J. Amelio(2)	Former Chief Executive Officer
Peter G. Bartolotta(3)	Former President, Business Transformation
MaryAnn G. Miller(4)	Former Senior Vice President, Chief Administrative Officer (“CAO”)

(1)
Mr. Gallagher served as the Interim CEO beginning on July 31, 2020 and was appointed the CEO on November 23, 2020.

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
(2)
Mr. Amelio ceased to be the CEO during fiscal 2021, on July 31, 2020. His separation constituted a termination without “cause” as that term is defined in his employment agreement dated September 1, 2016, and he was paid severance in accordance with the terms of his employment agreement.

(3)
Mr. Bartolotta ceased to be an officer during fiscal 2021, on October 1, 2020. His separation constituted a termination without “cause” as that term is defined in his employment agreement dated October 24, 2016, and he was paid severance in accordance with the terms of his employment agreement.

(4)
Ms. Miller retired from her role as CAO effective as of October 16, 2020 and transitioned to a senior advisor role.

Business Performance
The Company’s performance, including some of the financial performance metrics utilized in the Company’s incentive awards payable for fiscal 2021, is detailed in the table below.
	Fiscal 2020	Fiscal 2021	% Change
	$ in millions, except per share data
Sales	$17,634.3	$19,534.7	10.8%
Gross profit dollars	$2,063.5	$2,240.6	8.6%
Operating income (loss)	$(4.6)	$281.4	6217.4%
Adjusted operating income	$302.9	$407.0	34.4%
Operating income margin	-0.03%	1.44%	147 bps
Adjusted operating income margin	1.72%	2.08%	36 bps
Diluted earnings (loss) per share	$(0.31)*	$1.93	722.6%
Adjusted diluted earnings (loss) per share	$2.04	$2.71	32.8%
Net working capital days	84.62	74.13	-12.4%
Return on Working Capital	7.41%	10.01%	260 bps

*
Discontinued Operations and Continuing Operations combined

•
In addition to presenting financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including adjusted operating income, adjusted operating income margin, adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations to exclude certain items in the table above. The Company believes that these metrics, adjusted for the impact of certain items, are useful measures to help shareholders better assess and understand the Company’s performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results. See Appendix A to this Proxy Statement for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. Non-GAAP measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with GAAP.

•
For more details on the Company’s performance, please see the Company’s Annual Report on Form 10-K for the fiscal year ending July 3, 2021, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
Summary of Incentive Compensation Design, Awards and Payouts for Fiscal 2021
•
FY21 Annual Cash Incentive Design and Payout: The annual cash incentive plan for fiscal 2021 consists of two components — financial performance metrics and non-financial performance metrics weighted 80% and 20%, respectively. The financial performance metrics had three performance goals: (1) operating income dollars (OI$) weighted 40%, (2) return on working capital (ROWC) weighted 40% and (3) relative market share weighted 20%. The financial goals for fiscal 2021 reinforced the focus on profitable growth by rewarding growth in operating income while maintaining an appropriate amount of sensitivity to the developments in gross margin and efficiency in the use of working capital. Relative market share measures the Company’s ability to increase market share against its competitors in its Core business. The non-financial performance metrics had two components: (1) environmental and social governance (“ESG”) team goals, weighted 50%; and (2)  individual goals, weighted 50%. The ESG component is a team goal, which measures the executives’ collective efforts with respect to progress on various ESG metrics. The individual goals provides each executive officer with the opportunity to show individual contributions to team goals. The Committee believes the design reflects the Company’s business strategy, and effectively drives behaviors and decisions consistent with the Company’s goals. The payout for the fiscal 2021 annual cash incentive awards was 162.05% for the CEO and participating NEOs.

•
FY21 Long-Term Incentive Design and Awards: As the Company entered fiscal 2021, there was significant uncertainty in the global economy due to the impact of the COVID-19 pandemic, including disrupted global supply chains, constrained work force participation, disrupted logistics and distribution systems, and disrupted and volatile financial markets. Moreover, the Company was additionally challenged by the departure of Mr. Amelio, its then CEO, on July 31, 2020, at the time the FY21 incentive plan was being designed. Mr. Gallagher was then appointed as interim CEO, and subsequently appointed as CEO on November 23, 2020. Due to this CEO transition, development of a new strategic plan and challenges in setting 3-year financial goals in that environment, the Company departed from its historical practice of granting performance share units to the Avnet Leadership Team during FY21 as part of its long-term incentive plan. Therefore, the long-term incentive plan for fiscal 2021 consists of 50% time-based restricted stock units and 50% time-based options. Management and the Committee are continuously reviewing the economic conditions, the strategic plan, and its ability to establish a 3-year plan to determine when performance share units will be re-introduced into the design of the long-term incentive plan for the CEO and other participating NEOs.

•
FY21 Long-term Performance Share Unit Payout: The performance share unit (“PSU”) awards granted in fiscal 2019, which had a performance period of fiscal 2019-2021 and vested at the end of fiscal 2021, was based on cumulative 3-year earnings per share (“EPS”) with relative total shareholder return (“TSR”) as a modifier. The payout for the fiscal 2019-2021 performance share unit awards for the CEO and all other participating NEOs was 0%, based on the achievement levels.

Philosophy and Objectives
The Committees objective is to establish and administer a compensation program that supports the achievement of the Company’s business objectives and the alignment of executives’ interests with those of the shareholders by fairly and competitively rewarding short- and long-term performance that enhances shareholder value over time. The Company’s short-term incentive program employs multiple performance measures to ensure focus is on the entire business. Further, historically the long-term incentive programs included awards that vested over several different and overlapping periods to help ensure that performance during any one period was not maximized to the detriment of other periods. In addition to the annual cash incentive awards, equity awards vest over periods ranging from three to four years depending on the award type.

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
2020 Advisory Vote on Executive Compensation
At the Company’s annual shareholder meeting on November 17, 2020, the Company submitted its executive compensation program to an advisory vote of its shareholders (also known as the “say on pay vote”). This advisory vote received support from approximately 96.0% of the total votes cast at the annual meeting, a slight decrease from the previous year’s 97.9%.
Shareholder Outreach Efforts
The Company pays careful attention to any feedback received from its shareholders about the Company’s executive compensation program, including the say on pay vote, and its governance practices and policies. As has been its practice for several years, in fiscal 2021, the Company contacted its largest registered shareholders to seek their feedback on the Company’s corporate governance and executive compensation practices (“2021 Outreach”).
There were no significant concerns expressed during the 2021 Outreach that led the Committee to make material changes to the Company’s compensation programs. The Committee carefully considered and continues to consider the results of the say on pay vote and the feedback received from its shareholders in its subsequent executive compensation decision-making
COMPENSATION GOVERNANCE AND PROCESS
Role of the Committee and Board
In setting and implementing the Company’s executive compensation program:
✓
The Committee oversees overall compensation structure, policies, and programs, and assesses the appropriateness of incentives for management and employees

✓
The Committee administers short-term and long-term incentive plans and all equity-based compensation plans

✓
The Committee oversees performance evaluations and reviews and approves compensation for all executive officers except the CEO

✓
The Committee reviews and evaluates the performance of the CEO and makes recommendations to the Independent Directors regarding the compensation of the CEO

✓
The Committee recommends the target opportunity and actual compensation for the CEO to the Independent Directors of the Board for their consideration and approval

✓
The Committee reviews the compensation arrangements for executive officers to ensure that they do not encourage excessive risk-taking

✓
The Independent Directors of the Board approve the compensation of the CEO

When setting CEO compensation, the Committee utilizes a decision-making framework to make a recommendation to the Board. As part of this framework, the Board Chair leads the Board in conducting an annual evaluation of CEO performance relative to the performance goals and objectives previously established for the Company and the CEO for the fiscal year recently ended. The CEO’s performance objectives include goals relating to enterprise performance, market share improvement, growth in new market segments, and creating a high-performance culture with a focus on people, talent, and diversity and inclusion.
When setting compensation for all executive officers, the Committee determines or recommends, as applicable, target compensation and performance goals by: (1) evaluating factors such as value of the job in the market and within the Company, the executive officer’s past performance, overall experience and time in the position and expected future contributions; and (2) reviewing compensation summaries that tally the dollar value of the base salary, target annual cash incentive, target long-term incentives and target total direct compensation. These summaries include benchmarking data comparing each of those elements to those of the peer

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groups, which are further discussed below. For executive officers other than the CEO, the Committee also considers the CEO’s recommendations on compensation for the other executive officers.
After the end of the fiscal year, the Committee reviews the prior year’s performance by each executive officer and either approves or recommends, as applicable, incentive plan payouts for all executive officers.
Role of Management
To aid in determining the compensation for the Company’s executive officers other than the CEO:
✓
The CEO discusses the performance of each executive officer with the Committee

✓
The CEO provides recommendations on the compensation levels for each executive officer (except the CEO) to the Committee

✓
When making compensation recommendations, the CEO considers various items including:

➢
value of the job in the market and within the Company

➢
the executive officer’s performance

➢
overall experience and time in the position

➢
expected future contributions

Role of the Independent Compensation Consultant
✓
Provides independent and objective advice to the Committee on the Company’s executive pay programs

✓
Apprises the Committee of compensation-related trends in the marketplace

✓
Informs the Committee on compensation-related regulatory developments

✓
Assists with benchmarking peer group development and related market data for the Company’s officers

✓
Advises on the design of the Company’s incentive compensation programs

✓
Provides such additional reports and analyses as requested by the Committee from time-to-time

The Committee has retained Meridian Compensation Partners, LLC (“Meridian”) to serve as the independent compensation consultant. The terms of Meridian’s engagement are set forth in an engagement agreement that provides, among other things, that Meridian is engaged by, and reports only to, the Committee and will perform the compensation advisory services requested by the Committee.
Meridian did not provide any separate services to the Company during fiscal 2021 other than its services to the Committee. The Committee conducted its annual assessment of Meridian’s independence pursuant to applicable SEC and Nasdaq rules and concluded that Meridian’s work for the Committee during fiscal 2021 did not raise any conflicts of interest.

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Benchmarking
To ensure the Committee has the information necessary to set appropriate compensation levels, the Committee approves the overall approach for executive officer benchmarking, including selection of the benchmarking peer group.
FY21 Considerations for Benchmarking Peer Group Development:	FY21 Benchmarking Peer Group:
✓ A distribution or related service company	Anixter International Inc.
✓ Revenues within a range of Company revenues	Arrow Electronics, Inc.
✓ Market capitalization within a range of Company market capitalization	Celestica Inc. CDW Corporation
✓ Global footprint	Flex LTD
✓ Historical Company peer group	Genuine Parts Company
✓ Disclosed peer of a peer company	Jabil Circuit, Inc.
✓ Disclosed Company as a benchmarking peer	Sanmina Corporation
✓ In proxy advisors’ peer groups	Seagate Technology plc
SYNNEX Corporation
TE Connectivity Ltd. Tech Data Corporation
W.W. Grainger, Inc. WESCO International
Western Digital Corporation
The revenue and market capitalization for the benchmarking peer group median and the Company are shown in the table below.
	Fiscal 2020 ($ in billions)
	Revenue	Market Capitalization
Peer Group Median*	$16.1	$8.2
The Company	$17.6	$2.6

*
Excludes Anixter International and Tech Data Corporation, both of which were acquired prior to fiscal 2021 year end.

For the CEO and CFO, the primary market data is sourced from the most recent proxy statements of the Company’s benchmarking peer group, as may be updated by additional SEC filings, and secondary market data is sourced from general industry surveys covering executive positions. For the remaining executive officers, the primary market data is sourced from the peer group’s proxy statement data, when available, or general industry surveys covering executive positions. The Committee reviews general industry survey data for similar roles at companies with comparable revenue and market capitalization. For fiscal 2021, the survey data came from the 2019 Towers Watson Data Services US Compensation Data Bank General Industry Executive Survey.
As part of this benchmarking process, each executive officer’s proposed individual target compensation is evaluated against the market data, as are individual compensation elements such as base salary, annual cash incentives, long-term incentives, and total direct compensation.

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The Committee does not view benchmarking as a prescriptive determinant of individual compensation. Rather, the Committee uses the market median as a general guide in its decisions on the target amount and mix of each element of compensation. The Committee also considers other factors, such as experience in the position and long-term performance of the individual. An executive officer’s actual compensation may be above or below target compensation and will vary from year to year based on corporate and/or business unit financial results, future stock performance as well as individual performance, reinforcing the Company’s pay-for-performance culture.
OVERVIEW OF PAY PROGRAMS
The primary components of the Company’s compensation program and the objectives of each component are set forth in the table below:
Pay Component	Objectives	Key Features
Base Salary	Attract and retain executive talent in a competitive marketplace.	Reflects skills, contributions, and success over time in role. Reviewed annually to ensure competitiveness and alignment with individual performance.
Annual Cash Incentive Award	Link variable compensation to corporate and/or business unit short-term performance as well as strategic goals.	Key financial measures used to assess performance and align executives with shareholders’ interests. Payouts dependent on meeting financial and non-financial performance goals
Long-Term Equity Incentive Awards	Align executives with shareholders by rewarding long-term shareholder value creation. Reward stock price appreciation and tie executive wealth accumulation to long-term performance.	Encourages retention through multi-year vesting (three to four years) and reward share price appreciation.
In addition, each NEO may be eligible to receive certain other benefits summarized below. See “Elements of Executive Compensation — Additional Compensation Elements” for more information.
Pay Component	Brief Description
Retirement Benefits
•
Qualified cash balance plan (Pension Plan)

•
Qualified defined contribution plan (401(k) Plan)

•
Nonqualified restoration pension plan (Restoration Plan)

•
Nonqualified supplemental officers’ retirement plan (SERP)

Deferred Compensation
Nonqualified plan allowing for the deferral of additional cash compensation beyond 401(k) limits. Effective for plan years beginning on or after March 1, 2020, the plan had been closed to new participants and for new contributions. Effective as of November 17, 2020, the plan was terminated.

Executive Benefits	Limited perquisites

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Pay Component	Brief Description
Change of Control Agreements	Individual agreements providing enhanced severance in the case of a qualifying termination following a change of control of the Company
Executive Severance Plan	Plan providing severance benefits for executives, except for those covered by their employment agreements.
Employee Stock Purchase Plan	Qualified plan permitting the purchase of Company stock at a 5% discount
Pay Mix
For fiscal 2021, the compensation mix at target for the CEO and the other active NEOs demonstrates that a significant portion of their pay is based on variable compensation, as shown below.

(1)
Does not include Mr. Chan, whose compensation mix was 42% base salary, 18% annual cash incentive and 40% RSUs, which was awarded prior to his promotion to the Avnet Leadership Team. This also does not include the former officers Messrs. Amelio and Bartolotta.

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Compensation Governance Practices
The Company’s executive compensation programs incorporate the following compensation governance practices:
What the Company Does:

Aligns Pay-for-Performance. Historically, a significant portion of total compensation was dependent upon the achievement of short- and long-term financial and operational goals that were designed to increase shareholder value over time. As executives gain responsibility and seniority and exercise more direct influence over the Company’s financial and operational performance, typically base salary as a percentage of total compensation decreases and performance-based pay increases. For FY 2021, due to the uncertain impact of the COVID-19 pandemic and the CEO transition, the long-term incentive plan design did not include PSUs dependent upon the achievement of long-term financial goals, but rather consisted of time-based RSUs and option awards.

Focuses on Long-Term Incentive Compensation. The long-term incentive compensation program is designed to provide a meaningful portion of compensation with the goal of having executive officers think and behave like owners over the long term. Long-term incentives, in the form of equity awards, vest over periods ranging from three to four years depending on the award type.

Uses Multiple Metrics in Incentive Plans. The annual cash and historical long-term incentive programs employ multiple performance measures to assure focus is on the entire business. Further, historical long-term incentive programs include awards that vest over several different and overlapping periods to help ensure that performance during any one period is not maximized to the detriment of other periods.

Uses Award Caps. Annual cash incentive awards and PSU awards are capped at 200% of target to ensure such awards do not encourage excessive risk-taking.

Maintains Clawback Policy. The Company adopted an incentive compensation recoupment policy, otherwise known as a clawback policy, that allows the Company to recoup incentive compensation due to employee misconduct or a financial restatement.

Conducts Annual Compensation Risk Assessment. The Committee annually assesses the Company’s compensation programs and determines whether the Company’s policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Maintains Stock Ownership Guidelines. The Company has stock ownership guidelines for its executive officers and, as of July 1, 2021, each of the executive officers was in compliance with these guidelines.

Grants Stock Options at Fair Market Value. The Company grants stock options with an exercise price at the fair market value of the Company’s Common Stock on the date of the grant.
Maintains Compensation Committee Independence. The Compensation Committee is made up entirely of Independent Directors.

Maintains Compensation Consultant Independence. The Compensation Consultant does not provide any services to management other than its services to the Committee, and the Committee annually assesses the independence of the Compensation Consultant.

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What the Company Doesn’t Do:
Doesn’t Provide for Excise Tax Gross-Ups. The Company’s change of control agreements do not provide for excise tax reimbursements to any of the Company’s executive officers.

Doesn’t Pay Dividends or Dividend Equivalents on Unearned/Unvested Equity Awards. Equity awards may provide for the accrual of dividends or dividends equivalents during the vesting period, which are paid solely to the extent the underlying equity awards vest.

Doesn’t Permit Hedging or Pledging of Company Shares. The Company’s trading procedures for insiders prohibits Directors and executive officers from hedging or pledging the Company’s securities without advance prior approval.

Doesn’t Provide Above-Market Returns. The Company does not offer preferential or above-market returns on deferred compensation.
Doesn’t Reprice Awards. Repricing of stock options and stock appreciation rights is prohibited without shareholder approval. The Company does not have a history of repricing equity awards.
Doesn’t Provide Excessive Severance Benefits or Perquisites. The Company provides only limited severance benefits and perquisites to executives.
Compensation Risk Management
The Compensation Committee conducted its annual assessment of the Company’s executive compensation programs and concluded that the Company’s compensation policies and practices for fiscal 2021 did not create risks that are reasonably likely to have a material adverse effect on the Company or create inappropriate or unintended significant risk to the Company as a whole, and that the incentive compensation programs provide incentives that do not encourage risk-taking that is beyond the Company’s ability to effectively identify and manage significant risks. Further, the Compensation Committee and management believe that the incentive compensation programs are compatible with effective internal controls and the Company’s risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.
ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
The annualized base salaries as of fiscal year ends 2020 and 2021 were as follows.
NEO	2020 FY End Annualized Base Salary	2021 FY End Annualized Base Salary	% Change
Gallagher(1)	$565,000	$1,000,000	77%
Liguori	$530,000	$530,000	0%
Arnold	$350,000	$390,000	11.4%
Chan	$360,000	$360,000	0%
McCoy(2)	$400,000	$450,000	12.5%
Amelio(3)	$1,000,000	$1,000,000	0%
Bartolotta(3)	$550,000	$550,000	0%
Miller	$540,000	$540,000	0%

(1)
Mr. Gallagher’s base salary was increased from $565,000 to $1M upon being appointed as Interim CEO on July 31, 2020 and remained unchanged when appointed as CEO on November 23, 2020.

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(2)
Mr. McCoy’s base salary was increased for fiscal 2021 in connection with his promotion to Senior Vice President, Chief Legal Officer and General Counsel in April 2020.

(3)
Messrs. Amelio and Bartolotta’s 2021 FY End Annualized Base Salary reflect salaries as of the date of their departures.

The Company generally implements base salary increases for executive officers on a fiscal year basis, although it may consider mid-year increases in the event of a promotion. In determining increases to base salaries, the Committee considers the benchmarking data, the NEO’s experience in the position and the long-term performance of the individual NEO.
Annual Cash Incentives
For fiscal 2021, the Committee approved the NEOs’ participation in the Company’s short-term incentive plan, whereby they were eligible to receive annual cash incentive compensation based on pre-established strategic goals as set forth in the following table. The design included both financial and non-financial metrics.(1)
Metrics	Weighting	Financial Performance Metrics	Weighting	Target Performance Goal
Financial Performance	80%	Operating Income $(OI$)	40%	$280.9
		Return on Working Capital % (ROWC)	40%	7.25%
		Relative Market Share	20%	50 bps
Non-Financial Performance	20%	ESG (Team Goals)	50%	Meet ESG Team Goals
		Individual Goals	50%	Individual contribution to the Avnet Leadership Team goals

(1)
Mr. Chan’s annual cash incentive award was granted prior to him being promoted to Avnet Leadership Team. For this reason, his annual cash incentive award was granted under a different plan, which was based on the achievement of two financial performance goals: (1) OI$ and (2) ROWC, each weighted 50%. The target performance goals were the same as the NEO plan stated above.

Target Annual Cash Incentive.   The Committee sets each NEO’s target incentive opportunity based on market competitive data, internal equity, and other factors. The annualized target annual cash incentive compensation for fiscal 2020 and fiscal 2021 for the NEOs is set forth in the following table:
NEO	FY 2020	FY 2021	% Change
Gallagher(1)	$565,000	$1,500,000	165%
Liguori	$530,000	$530,000	0%
Arnold	$210,000	$273,000	30%
Chan	$155,000	$155,000	0%
McCoy(2)	$109,771	$292,500	166%
Amelio(3)	$1,500,000	N/A	N/A
Bartolotta(4)	$550,000	$550,000	0%
Miller	$410,000	$410,000	0%

(1)
Mr. Gallagher’s target annual cash incentive increased for fiscal 2021 in connection with his promotion to CEO.

(2)
Mr. McCoy’s target annual cash incentive increased for fiscal 2021 in connection with his promotion to Senior Vice President, Chief Legal Officer and General Counsel in April 2020.

(3)
At the time of Mr. Amelio’s departure, the fiscal 2021 incentive awards had not yet been granted. Under the terms of his separation agreement, Mr. Amelio was not granted fiscal 2021 incentive awards, but rather received the lump sum separation payment equal to one year of base pay and the target incentive bonus in accordance with his employment agreement.

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(4)
Mr. Bartolotta was granted the fiscal 2021 annual cash incentive award prior to his separation date. Under the terms of his separation agreement, actual payment was prorated based on his separation date.

Financial Performance Metrics.   For applicable NEOs, 80% of their target annual cash incentive compensation was tied to the achievement of financial performance goals. Such goals are reviewed in conjunction with the Company’s budget for the upcoming fiscal year. When determining the budget, the Board seeks to ensure that it is fair, challenging, and forward-looking, without encouraging excessive risk-taking. Additionally, when determining the fiscal 2021 budget, the Board considered the Company’s results in fiscal 2020 projected growth and the operating environment as projected by industry analysts. At its November 2020 meeting, the Committee or the Board, as appropriate, finalized the financial performance goals and the target cash incentive compensation relating to such financial performance goals.
Financial performance goals were based on the percentage achievement of the Company’s fiscal 2021: (1) Operating Income Dollars (“OI$)”), (2) Return on Working Capital (“ROWC”) and (3) Relative Market Share. These measures were selected to drive profitable growth. For purposes of determining Relative Market Share:
•
Relative Market Share is defined as the year-over-year percentage change in the Company’s market share in fiscal 2021 vs. fiscal 2020 utilizing a supplier group selected as representative of the broader distribution total available market and based on supplier provided data. This historically has been used as an internal metric.

•
Suppliers included represent the largest suppliers which also share lines with Arrow Electronics, but exclude Texas Instruments and both the Company’s and Arrow Electronic’s exclusive lines.

Maximum annual cash incentive compensation relating to the financial performance goals was capped at 200% of target and no cash incentive compensation would be earned if actual performance was less than 80% of the financial targets.
Non-Financial Performance Metrics.   For applicable NEOs, 20% of their target annual cash incentive compensation was tied to the achievement of two non-financial performance goals: (1) ESG team goals, weighted 50%, and (2) individual goals, weighted 50%.
ESG Team Goals
Each year, the CEO along with his leadership team create ESG commitments in the following three main focus areas:
•
ESG leadership

•
Community and social responsibility

•
High employee engagement and morale

A variety of measures are viewed in determining the Company’s progress towards its commitments. Based on these and other factors, the CEO will recommend either a pass or fail rating on this metric to the Committee.
Individual Goals
To drive a high performing company, a high performing executive team to support the CEO and the Company is needed. To foster and align this performance, the CEO identified the following characteristics by which each Executive Leader would be measured for this metric:
•
Strategy

•
Roles & responsibilities

•
Developing trust through open and transparent communication

•
Responsiveness

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•
Effective leadership

The CEO has communicated the behaviors and activities expected in each of these characteristics to his Executive Leadership Team. At the end of the year, the CEO reviews each Executive Leader, including himself, against these categories and the desired behaviors associated with them. The CEO reviews and discusses these results with each Executive Leader prior to making the recommendations to the Committee. Based on these and other factors, the CEO will recommend either a pass or fail rating on this metric to the Committee.
Fiscal 2021 Goals.   The fiscal 2021 financial performance metrics, weightings, goals, and methods for calculation are presented in the tables below.
Fiscal 2021 OI$ Goals 40% Weighting
	% Attainment	OI$	% Payout
Maximum	120.0%	$337.2	200%
> Target	1% change = 1% change in attainment	$281.0 — $337.1	5% increase in payout per 1% increase in attainment
Target	100.0%	$280.9	100.0%
< Target	1% change = 1% change in attainment	$224.9 — $279.9	3% decrease in payout per 1% decrease in attainment
Threshold	80.0%	$224.8	40%
Fiscal 2021 ROWC Goals 40% Weighting
	% Attainment	ROWC %	% Payout
Maximum	120.0%	8.76%	200%
> Target	1% change = 1% change in attainment	7.26% — 8.75%	5% increase in payout per 1% increase in attainment
Target	100.0%	7.25%	100.0%
< Target	1% change = 1% change in attainment	5.85% — 7.24%	3% decrease in payout per 1% decrease in attainment
Threshold	80.0%	5.84%	40%
Fiscal 2021 Relative Market Share Goals 20% Weighting
	% Attainment	Market Share	% Payout
Maximum	N/A	300 bps	200%
> Target	N/A	51-299 bps	N/A
Target	100.0%	50 basis points	100.0%
< Target	N/A	(269) — 49 bps	N/A
Threshold	N/A	(270) bps	40%

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Results and Payout.   For fiscal 2021, achievement of the financial performance goals and the percentages of target annual cash incentive earned with respect to the financial performance goals were as follows*:
Goal	Weighting	Target	Actual	% of Target Achieved	Pay out % of Target
OI$(1)	40%	$280.9	$407.0	144.9%	200%
ROWC	40%	7.25%	10.01%	138.0%	200%
Relative Market Share	20%	50 bps	-25 bps	N/A	87.84%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2021 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended July 3, 2021.

The combination of the OI$, ROWC and Relative Market Share performance resulted in a total financial performance of 177.57% of target. The financial incentive payout delivered to participants was 142.05% of their total short-term incentive target, after applying the 80% weighting referenced above. The Company’s financial results and corresponding short-term incentive calculations were reviewed and approved by the Audit Committee at their August 10, 2021 meeting.
For fiscal 2021, achievement of the non-financial performance goals and the percentages of target annual cash incentive earned and approved by the Committee, or Board with respect to the CEO, with respect to the non-financial goals were as follows:
Non-Financial Goal	Weighting	Achievement	Payout % of Target
ESG Team Goals	50%	Pass	100%
Individual Goals	50%	Pass(1)	100%

(1)
Each applicable NEO passed this non-financial performance goal.

Based on the achievements of both the financial and the non-financial performance goals, the total incentive payout was 162.05% of target. The below table reflects the achievement of the financial and non-financial performance goals and the total annual cash incentive payout for each of the NEOs, taking partial year participation and mid-year promotions into consideration:
	FY21 Annual Cash Incentives Payouts
		Financial (80% Weight)		Non-Financial (20% Weight)		Total Incentive Payout
NEO	Target $	% of Target Earned	$ Actual	% of Target Achieved	$ Actual	% of Target	$ Actual
Gallagher(1)	$1,411,793	177.57%	$2,005,452	100%	$282,359	162.05%	$2,287,811
Liguori	$530,000	177.57%	$752,865	100%	$106,000	162.05%	$858,865
Arnold(2)	$271,000	177.57%	$386,108	100%	$54,362	162.05%	$440,470
Chan(3)	$155,000	200.00%	$310,000	—	—	200.00%	$310,000
McCoy(4)	$269,812	177.57%	$383,268	100%	$53,962	162.05%	$437,230
Amelio(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bartolotta(6)	$145,283	177.57%	$206,375	100%	$29,057	162.05%	$235,432
Miller	$410,000	177.57%	$582,405	100%	$82,000	162.05%	$664,405

(1)
Mr. Gallagher’s target and payments are prorated based on $565,000 for July 1, 2020 to July 31, 2020 and $1,500,000 for the remainder of the year.

(2)
Mr. Arnold’s target and payments are prorated based on $210,000 for July 1, 2020 to July 5, 2020 and $273,000 for remainder of the year.

(3)
Mr. Chan’s annual cash incentive award was granted prior to him being promoted to Avnet Leadership Team. For this reason, his annual cash incentive award was granted under a different plan, which was based on the achievement of two financial performance goals: (1) OI$ and (2) ROWC, each

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weighted 50%. Based on the achievement results, the combined payout was 141.47% of target. In addition, a supplemental fiscal 2021 incentive program was provided to key business leaders to create further leverage in the payout scale for achieved OI$ performance. After including the leverage from this program to the OI$ performance above, the total incentive payout was determined to be 200% of target for fiscal 2021.
(4)
Mr. McCoy’s target and payments are prorated based on $200,000 from July 1, 2020 to September 27, 2020 and $292,500 for the remainder of the fiscal year.

(5)
Under the terms of his separation agreement, Mr. Amelio was not granted a fiscal 2021 annual cash incentive award.

(6)
Under the terms of his separation agreement, Mr. Bartolotta’s fiscal 2021 annual cash incentive award was prorated to reflect his separation date of October 1, 2020.

Long-Term Incentives
For fiscal 2021, the Committee approved the NEOs participation in the Company’s long-term incentive plan, whereby they were eligible to receive a mix of equity awards, to provide a strong incentive to increase shareholder value over time, align the NEOs’ interests with that of the shareholders, and encourage retention. The FY21 equity awards consisted of restricted stock units (“RSUs”) and stock options as set forth in the following table.
Equity Vehicles	% of Target Value of LTIP Award	Metrics
RSUs	50%	Time-based Vesting
Options	50%	Time-based Vesting
Target Long-Term Incentive Awards.   The Committee sets each NEO’s target LITP award value based on a number of factors including, benchmark data, NEO’s responsibilities and duties, NEO’s prior-year performance and Company performance. As a result, fiscal 2021 target LTIP award values vary among the NEOs and can vary from year to year.
The fiscal 2021 LTIP awards are listed in the following table.
			Target Value of LTIP	Total Value % Change
NEO	RSUs (#)	Stock Options (#)	Awards ($)	from FY20
Gallagher(1)	59,564	191,048	$3,500,000	159.3%
Liguori	25,124	80,644	$1,500,000	0%
Arnold	10,468	33,604	$625,000	19.0%
Chan(2)	9,552	0	$350,000	16.7%
McCoy(3)	11,308	36,292	$675,000	206.8%
Amelio(4)	0	0	$0	n/a
Bartolotta(4)	0	0	$0	n/a
Miller	20,520	65,860	$1,225,000	0%

(1)
Mr. Gallagher’s long-term incentive award value increased for fiscal 2021 in connection with his promotion to Chief Executive Officer in November 2020.

(2)
Mr. Chan’s long-term incentive award was granted prior to him being promoted to Avnet Leadership Team. For this reason, his LTIP award was granted under a different plan, which consisted solely of RSUs.

(3)
Mr. McCoy’s long-term incentive award value increased for fiscal 2021 in connection with his promotion to Senior Vice President, Chief Legal Officer and General Counsel in April 2020.

(4)
Under the terms of their separation agreements and based on their separation dates, Messrs. Amelio and Bartolotta were not granted fiscal 2021 LTIP awards.

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Restricted Stock Units.   RSUs provide the NEOs the opportunity to earn shares of the Company’s common stock over a stated vesting period. Each RSU is the economic equivalent of one share of the Company’s common stock. When vested, the number of RSUs will be settled in a like number of shares of the Company’s common stock. RSUs granted in fiscal 2021 vest in four equal installments over three-and-a-half years.
Stock Options.   Stock options provide the NEOs the opportunity to purchase a fixed number of shares of the Company’s common stock at a fixed exercise price over a fixed period of time. Stock options granted in fiscal 2021 vest in four equal annual installments over a four-year period, and the vested portion can generally be exercised during a ten-year term. The exercise price is equal to the closing share price of the Company’s common stock on the date of grant. Stock options provide the opportunity for compensation only if the stock price appreciates from the date of grant.
PSU Earnouts for Fiscal 2021   Performance Share Units (“PSUs”) previously granted in fiscal 2019 vested to the extent earned at the end of fiscal year 2021. The design of the fiscal 2019 PSUs, goals and number of PSUs earned by each NEO are summarized in the following tables. For additional information regarding the fiscal 2019 PSUs, please refer to the Company’s Proxy Statement for the Annual Shareholder Meeting on November 16, 2019.
Performance Metrics:	Weight of PSU Award:
Cumulative Three-Year EPS	100%
Relative TSR Modifier: Cumulative relative three-year TSR against peer group	+/- 20% modifier based on TSR performance applied to EPS payout factor
Cumulative EPS
Cumulative EPS Performance	<$11.00	$11.00	$13.75	$15.47	≥$17.18
Payout Percent of Target	0%	40%	100%	150%	200%
Relative TSR Modifier
Percentile Rank	≤30%ile	50%ile		≥75%ile+
Payout Percent of Target	−20%	No Adjustment		+20%
If the Company’s actual Cumulative EPS or Relative TSR is between two achievement levels set forth in the table above, the percentage vesting shall be determined by linear interpolation.
Achievement of such financial performance goals and the percentages of fiscal 2019 PSUs earned with respect to the financial performance goals were as follows*:
Goal	Target	Actual	% of Target Achieved	Payout % of Target
Cumulative three-year EPS	$13.75	$8.86	0%	0%
Relative TSR Modifier	50%ile	N/A	N/A	N/A

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2021 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended July 3, 2021.

For fiscal 2021, the number of fiscal 2019 PSUs earned for each of the NEOs were as follows:

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
NEO	Target PSUS	PSUs (#) Earned
Gallagher	13,884	0
Liguori	12,855	0
Arnold	4,533	0
Chan(1)	n/a	n/a
McCoy(1)	n/a	n/a
Amelio(2)	66,846	0
Bartolotta(2)	11,313	0
Miller	12,597	0

(1)
Messrs. Chan and McCoy did not participate in the 2019 LTIP plan.

(2)
Due to Messrs. Amelio and Bartolotta’s separation dates from the company, their fiscal 2019 PSUs were forfeited.

The payout percentages for the PSU awards granted for the past five years are set forth in the following table:
Performance Period	Payout
Fiscal Years 2019 - 2021	0%
Fiscal Years 2018 - 2020	24%
Fiscal Years 2017 - 2019	29%
Fiscal Years 2016 - 2018	38%
Fiscal Years 2015 - 2017	45%
Additional Compensation Elements
Qualified Pension Plan. The Company provides a retirement benefit to certain employees under a tax-qualified retirement plan (a type of tax-qualified defined benefit plan commonly referred to as a cash balance plan). Cash balance plans are similar in nature to a defined contribution plan in that a participant’s benefit is defined in terms of a stated account balance. As a cash balance plan, the Pension Plan provides the Company with the benefit of applying any earnings on the Plan’s investments beyond the fixed return provided to participants toward the Company’s future cash funding obligations. The Pension Plan, including NEO participation, is more fully described in the “Pension Benefits” section.
401(k) Plan.   The Company provides a tax-qualified defined contribution 401(k) Plan for employees after a 30-day waiting period. The plan allows eligible employees to make contributions on a pre- and post-tax basis through payroll deductions up to IRS limits and invest their contributions in one or more of the 401(k) Plan investment options. New employees are automatically enrolled for a 3% pre-tax contribution, but have the ability to opt out before the effective date. The plan does not provide a Company match. Instead, the Company provides retirement contributions to eligible employees through the Pension Plan.
Nonqualified Retirement Plans.   The Company provides a retirement benefit to certain employees under the following nonqualified retirement plans: (1) the restoration pension plan (the “Restoration Plan”) and (1) the supplemental executive officers’ retirement plan (the “SERP”). The SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Pursuant to the terms of the Restoration Plan and the SERP, any benefit payable under the Restoration Plan reduces the benefit payable under the SERP. A retirement plan is an important retention tool in the Company’s compensation program because the receipt of benefits is contingent upon the satisfaction of certain age and service requirements. Additionally, as the benefits provided under the nonqualified retirement plans are based in part on a participant’s yearly cash compensation, including a participant’s annual cash incentive compensation, the plans include a performance-based element. The Company balances the effectiveness of these plans as a compensation and retention tool with the cost of these plans. The SERP and Restoration Plan, including NEO participation, are more fully described in the “Pension Benefits” section.

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
Nonqualified Deferred Compensation Plan.   Previously, the Company maintained a nonqualified deferred compensation plan for highly compensated U.S. employees, which included each NEO (“Elective Deferral Plan”). Under the Elective Deferral Plan, a covered employee could elect to contribute a portion of their compensation to the Plan on a pre-tax basis, in addition to the amounts allowed under the Company’s 401(k) Plan. Employee contributions and any deemed investment earnings on these contributions were held under the Avnet Deferred Compensation Rabbi Trust, but were subject to the claims of general creditors of the Company. The Company did not offer preferential or above market returns on the compensation deferred under the plan. On February 6, 2020, the Elective Deferral Plan was amended to freeze future participation in the plan by not permitting new participants to enter the plan and not permitting existing participants to make new contributions to the plan effective for plan years beginning on or after March 1, 2020. Effective as of November 17, 2020, the plan was terminated. The Elective Deferral Plan, including NEO participation, is more fully described in the “Nonqualified Deferred Compensation” section.
Executive Benefits.   The Company provides NEOs with a limited number of perquisites that the Company and the Committee believe are reasonable and consistent with the Company’s overall compensation program and necessary to remain competitive. Perquisites include Company-paid travel for executives residing outside of Arizona, automobile program, and cost of annual physical exams. Costs associated with the perquisites provided by the Company are included in the “All Other Compensation” column in the Summary Compensation Table.
Change of Control Agreements.   The Company has entered into a change of control agreement with each of the NEOs. The change of control agreements are intended to encourage retention in the face of the disruptive impact of an actual or attempted change of control of the Company. The agreements are also intended to align NEOs’ interests with those of the shareholders by enabling the NEOs to consider corporate transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the NEOs’ own employment. The change of control agreements do not provide for excise tax reimbursements to any of the NEOs. For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Executive Severance Plan.   The Company approved an Executive Severance Plan on August 10, 2017 (“Executive Severance Plan”), whereby executive officers may be eligible to receive severance benefits if they are not entitled to severance payments under any other employment agreement. Under the Executive Severance Plan, if the Company terminates an executive’s employment without cause, the executive will receive: (1) one times their annual base salary, or in the case of the CEO two times their annual base salary; (2) health care benefit continuation for the duration of the severance period; and (3) the incentive payment based on the relevant performance factors in the year of termination. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of certain criminal acts. Currently, Mr. Liguori is covered by the Executive Severance Plan, while Messrs. Gallagher, Arnold, McCoy and Ms. Miller are each covered by their employment agreements. In addition, Messrs. Amelio and Bartolotta were each covered by their employment agreements at the time of their departure. Mr. Chan is not eligible to participate in the Executive Severance Plan and does not have an employment agreement with the Company. Rather, Mr. Chan is covered by the Avnet Severance Plan, as revised on August 1, 2015, which generally covers U.S. employees.
The employment agreements for Messrs. Gallagher, Arnold and McCoy provide, and the employment agreements for Messrs. Amelio and Bartolotta provided, that if the Company terminates their employment without cause, they will receive a lump sum equal to: (1) base annual salary and (2) target bonus for the year in which the termination occurs. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
The employment agreement for Ms. Miller is terminable by either the individual or the Company upon one-year advance written notice to the other. Per the terms of the Executive Severance plan, Ms. Miller is not eligible to participate in the Executive Severance Plan.

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Employee Stock Purchase Plan (ESPP).   The Company maintains the ESPP, which is a tax-qualified plan available to all employees of the Company and designated U.S. and Canadian subsidiaries who have been employed for at least three continuous months on the basis of at least 20 hours per week. The ESPP provides an opportunity to acquire an ownership interest in the Company through the purchase of the Company’s Common Stock at a 5% discount through payroll deductions.
ADDITIONAL PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
With a significant portion of each NEO’s total compensation delivered in the form of equity-based incentives, NEOs have a substantial interest and incentive to ensure profitable growth of the Company and to drive long-term shareholder value. To further reinforce this focus, the Committee has established stock ownership guidelines for all NEOs. The guidelines provide that the NEOs are required to hold shares of the Company’s Common Stock with a market value equal to a multiple of each NEO’s base salary, as set forth below:
CEO	5x base salary
CFO and General Counsel	3x base salary
Other Officers	1x base salary
Shares that count towards the guidelines include shares actually owned, RSUs regardless if vested, and shares acquired from the exercise of stock options.
The guidelines do not provide a time frame by which ownership must be achieved. However, until the ownership level under the guidelines is met, the NEO must hold at least 50% of any net shares he or she receives upon the exercise of stock options or upon the delivery of any RSU or PSU awards. As of July 1, 2021, all NEOs who are subject to these guidelines satisfy these requirements.
Hedging/Pledging Policy
The Trading Procedures for Insiders, which is part of the Company’s Insider Trading Policy, expressly prohibits executive officers, including their spouses, other persons living in their household and minor children and entities over which they exercise control, from entering into hedging or monetization transactions to hedge the economic risk associated with owning the Company’s securities and from holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for loans without advance approval from the Compliance Officer.
Recoupment Policy
Pursuant to the Company’s amended Incentive Compensation Recoupment Policy, otherwise known as a clawback policy, in the event of a mandatory restatement of the Company’s financial results, or in the event of misconduct by an executive officer (or if an executive officer knew or should have known about the misconduct and failed to report it to the Company) or if required by law, the Independent Directors are authorized to take action to recoup all or part of any incentive compensation received by an executive officer. For purposes of this policy, incentive compensation includes any cash or stock-based award under the Company’s annual cash incentive plan or long-term incentive plan, the amount of which is determined in whole or in part upon the application of objective performance criteria or the achievement of specific financial performance targets. The policy defines misconduct as the willful commission of an illegal act, fraud, intentional misconduct or gross recklessness in the performance of an employee’s duties and responsibilities. In determining whether to take action to recoup any incentive compensation received by an executive officer, the Independent Directors will take into consideration whether the executive officer engaged in the misconduct or was in a position, including in a supervisory role, to have been able to have reasonably prevented the misconduct that caused the restatement.
Equity Grant Practices
Equity award decisions are generally made at the Board or Committee’s regularly scheduled meetings in August, which are generally scheduled at least one year in advance. Pursuant to the Company’s equity incentive

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
plans, the exercise price of each stock option awarded to the executive officers is the closing price of the Company’s Common Stock on the date of grant. Options and other equity-based awards may be granted in connection with a new hire or a promotion, in which case awards may be granted at the Compensation Committee meeting at or about the time of hiring or promotion. Grants are made without regard to anticipated earnings or major announcements by the Company.

Compensation Discussion and Analysis
2021 ANNUAL
PROXY STATEMENT
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE REPORT
The Compensation and Leadership Development Committee has reviewed the Compensation Discussion and Analysis (“CD&A”) and discussed it with management. Based on its review and discussion with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2021 Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K. This Report is provided by the following Independent Directors, who comprise the Committee:
James A. Lawrence, Chair
Jo Ann Jenkins
Avid Modjtabai
Adalio T. Sanchez

2021 ANNUAL
PROXY STATEMENT
COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth information concerning the compensation provided by the Company for the years indicated to the NEOs.
SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)
Philip R. Gallagher(6)	2021	958,962		1,654,457	1,203,602	2,287,811	23,145	24,010	6,151,987
Chief Executive Officer	2020	565,000		953,719	236,379	338,379	103,025	24,845	2,221,347
	2019	565,000		966,627	257,858	489,453	82,394	18,838	2,380,170
Thomas Liguori	2021	530,000		709,655	519,347	858,865	67,297	24,608	2,709,772
Chief Financial Officer	2020	530,000		1,059,638	262,640	317,417	74,018	19,122	2,262,835
	2019	530,000		895,097	238,755	459,133	—	19,122	2,142,107
Ken E. Arnold(6)	2021	389,246		295,680	216,410	440,470	42.850	17,725	1,402,381
Chief People Officer
Max Chan	2021	360,000		400,915	—	310,000	27,361	3,557	1,101,833
Chief Information Officer
Michael R. McCoy(6)	2021	437,736		319,407	233,720	437,230	27,585	106,153	1,561,831
General Counsel and
Chief Legal Officer
William J. Amelio	2021	96,154		—	—	139,726	88,339	2,585,857	2,910,076
Former Chief Executive	2020	1,000,000		4,591,967	1,138,117	748,350	191,979	44,380	7,714,793
Officer(5)	2019	1,000,000		4,654,431	1,241,511	1,299,432	190,004	52,700	8,438,078
Peter G. Bartolotta	2021	145,283		—	—	235,432	36,083	1,122,836	1,539,634
Former President, Business	2020	550,000		777,163	192,601	274,395	82,538	46,769	1,923,466
Transformation(5)	2019	550,000		787,683	210,081	476,458	82,776	61,173	2,168,171
MaryAnn G. Miller	2021	540,000		579,610	424,138	664,405	620,805	28,044	2,857,002
Former SVP and Chief	2020	540,000		865,461	214,505	204,549	354,628	22,135	2,201,278
Administrative Officer(5)	2019	540,000		877,180	233,969	355,178	300,524	18,004	2,324,855
(1)
Amounts shown reflect the grant date fair value of awards of RSUs computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and dividends expected to be paid during the vesting period.

(2)
Amounts shown reflect the grant date fair values for stock option awards calculated using the Black-Scholes option pricing model. For information on the assumptions used to calculate the value of the awards, refer to Note 13 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended July 3, 2021. The amounts included in these columns relate to awards made in the fiscal year and reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and do not correspond to the actual amounts that will be realized by the NEOs.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
(3)
Amounts shown include the net changes in the actuarial present value of accumulated benefits under the Company’s qualified and nonqualified retirement plans. For fiscal 2021, the increase in the actuarial present value of accumulated benefits under the Company’s qualified plan was as follows: Mr. Gallagher — $23,145; Mr. Liguori — $22,525; Mr. Arnold — $28,640; Mr. Chan — $17,168; Mr. McCoy — $17,422; Mr. Amelio — $1,294; Mr. Bartolotta — $1,909; and Ms. Miller — $32,439. For fiscal 2021, the increase in the actuarial present value of accumulated benefits under the Company’s nonqualified retirement plans was as follows: Mr. Liguori — $44,772; Mr. Arnold — $14,210; Mr. Chan — $10,193; Mr. McCoy — $10,163; Mr. Amelio — $87,045; Mr. Bartolotta — $34,174; and Ms. Miller — $588,366. Only Ms. Miller and Mr. Gallagher are participants in the SERP. The actuarial present value of Mr. Gallagher’s benefits under the SERP have decreased from the prior year due to both higher interest rates and benefit payments made in the current fiscal year, and such decline is therefore not included in the table above.

(4)
The amounts include (a) expenses associated with the Company’s automobile program for each of the NEOs except for Mr. Chan, (b) the cost of annual physical exams and (c) in connection with his promotion to General Counsel, relocation assistance to return Mr. McCoy and his family to Phoenix, AZ from his temporary assignment in Belgium, in the amount $83,199. Except for Mr. McCoy, none of the perquisites and personal benefits for the other NEOs exceeded the greater of $25,000 or 10% of the total amount of their benefits. Also included above are severance payments made to Mr. Amelio in the amount of $2,500,000 and to Mr. Bartolotta in the amount of $1,100,000. Per their respective separation agreements, Mr. Amelio also received $84,487 for medical insurance premiums and relocation related costs, and Mr. Bartolotta received $13,219 for relocation related costs.

(5)
During fiscal 2021 Mr. Amelio ceased to be the Chief Executive Officer effective July 31, 2020; Mr. Bartolotta ceased to be an officer on October 1, 2020; and Ms. Miller retired from her role as Chief Administrative Officer effective October 16, 2020 and transitioned to a senior advisory role. The salary and cash incentive above have been prorated for Mr. Amelio and Mr. Bartolotta, accordingly.

(6)
Messrs. Gallagher, Arnold and McCoy had changes to their respective cash compensation packages during fiscal 2021. Therefore, their base salary and cash incentive payments have been prorated accordingly.

EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth certain equity compensation plan information as of July 3, 2021:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	2,644,969(1)	$37.15(2)	4,073,788(3)

(1)
Consists of 1,125,431 shares underlying outstanding options, 1,338,035 RSUs and 181,503 PSUs awarded but not yet vested as of the end of the fiscal year.

(2)
The average exercise price is applicable only to the outstanding options referenced above. The RSUs and PSUs do not require consideration to be paid upon vesting.

(3)
Includes 438,320 shares available for future issuance under the Amended and Restated Avnet Employee Stock Purchase Plan.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
GRANTS OF PLAN-BASED AWARDS
The following table provides information about equity and non-equity plan-based awards to the NEOs in fiscal 2021 relating to: (1) annual cash incentive awards; (2) RSUs; and (3) stock options. The actual payouts earned in fiscal 2021 under the Non-Equity Incentive Plan Awards are included in the Summary Compensation Table as are the grant date fair values associated with the awards under the All Other Stock Awards and All Other Option Awards in the table below.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)(i)	All Other Option Awards: Number of Securities Underlying Options (#)(2)(j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Options Awards (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Philip R. Gallagher	11/16/2020	451,774	1,411,793	2,823,586	—	—	—	—
	11/17/2020	—	—	—				—	191,048	29.38	1,203,602
	11/17/2020	—	—	—	—	—	—	59,564	—	—	1,654,457
Thomas Liguori	11/16/2020	169,600	530,000	1,060,000	—	—	—	—	—	—	—
	11/16/2020	—	—	—				—	80,644	29.85	519,347
	11/16/2020	—	—	—	—	—	—	25,124	—		709,655
Ken E. Arnold	11/16/2020	86,980	271,811	543,622	—	—	—	—	—	—	—
	11/16/2020	—	—	—	—	—	—	—	33,604	29.85	216,410
	11/16/2020	—	—	—	—	—	—	10,468	—	—	295,680
Max Chan	6/29/2020	93,000	155,000	310,000	—	—	—	—	—	—	—
	8/19/2020	—	—	—	—	—	—	12,736	—	—	328,893
	1/25/2021	—	—	—	—	—	—	1,912	—	—	72,022
Michael R. McCoy	11/16/2020	86,340	269,812	539,624	—	—	—	—	—	—	—
	11/16/2020	—	—	—					36,292	29.85	233,720
	11/16/2020	—	—	—	—	—	—	11,308			319,407
William J. Amelio	—	—	—	—	—	—	—	—	—	—	—
Peter G. Bartolotta	11/16/2020	46,491	145,283	290,566	—	—	—	—	—	—	—
MaryAnn G. Miller	11/16/2020	131,200	410,000	820,000	—	—	—	—	—	—	—
	11/16/2020	—	—	—	—	—	—	—	65,860	29.85	424,138
	11/16/2020	—	—	—	—	—	—	20,520	—	—	579,610
(1)
For all the NEOs, except for Mr. Chan, the threshold column assumes payout of 32% of the target amount and the maximum payout is 200% of the target. For Mr. Chan, since his annual cash incentive award was granted prior to him being promoted to the Avnet Leadership Team, his cash incentive was granted under a different plan, which has a threshold of 60% of the target and the maximum payout is 200%. Achievement below the threshold would yield a payout of $0. Since the annual targets for Messrs. Gallagher, Arnold and McCoy changed during the fiscal year, the above reflects prorated amounts as appropriate. Per his separation agreement, Mr. Bartolotta was granted a cash incentive for fiscal 2021 and the above reflects the prorated target through his termination date. Mr. Amelio did not receive any grants for fiscal 2021.

(2)
The vesting schedules for the RSUs and the stock option grants made in fiscal 2021 are as follows:

Type of Awards Made in Fiscal 2021	Vesting Schedule
Restricted Stock Units (RSUs)	25% each on the first business day in January of 2021 through 2024
Stock Options	25% on each of the first through fourth anniversaries of the grant date
For additional description of the terms and awards of RSUs and stock options made in fiscal 2021, see the description of long-term incentives in the CD&A and Note 13 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended July 3, 2021.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information on the current holdings of stock options and stock awards by the NEOs as of July 3, 2021. This table includes unexercised and unearned option grants, as well as unvested RSUs and PSUs with vesting conditions that have not yet been satisfied. Each equity grant is shown separately for each NEO. The vesting schedule for each grant is shown following this table, based on the option grant date or stock award date. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of July 3, 2021, which was $40.03. The PSUs are subject to specified performance objectives over the performance period. The market values as of July 3, 2021 shown in column (j) below, assume 100% achievement of these performance objectives. For additional information about the option grants and stock awards, see the description of long-term incentives in the CD&A and Note 13 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended July 3, 2021.
	Option Awards					Stock Awards
Name (a)	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (RSUs) (#) (g)	Market Value or Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (PSUs) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Philip R. Gallagher	8/08/2013	32,740	—	39.04	8/07/2023	—	—	—	—	—
	8/07/2014	19,532	—	40.88	8/06/2024	—	—	—	—	—
	8/10/2017	18,801	6,267	36.80	8/09/2027	—	—	—	—	—
	8/28/2018	11,960	11,960	48.62	8/27/2028	8/28/2018	1,735	69,452	—	—
	8/14/2019	7,975	23,925	39.72	8/13/2029	8/14/2019	4,248	170,047	16,995	680,310
	11/17/2020	—	191,048	29.38	11/16/2030	11/17/2020	44,673	1,788,260	—	—
Thomas Liguori	1/29/2018	7,524	2,508	43.47	1/28/2028	1/29/2018	17,396	696,362	—	—
	8/28/2018	11,074	11,074	48.62	8/27/2028	8/28/2018	1,607	64,328	—	—
	8/14/2019	8,861	26,583	39.72	8/13/2029	8/14/2019	4,720	188,942	18,882	755,846
	11/16/2020	—	80,644	29.85	11/15/2030	11/16/2020	18,843	754,285	—	—
Ken E. Arnold	—	—	—	—	—	8/28/2018	643	25,739	—	—
	2/18/2019	3,954	3,954	44.12	2/17/2029	2/18/2019	1,132	45,314	—	—
	8/14/2019	3,101	9,303	39.72	8/13/2029	8/14/2019	1,652	66,130	6,609	264,558
	11/16/2020	—	33,604	29.85	11/15/2030	11/16/2020	7,851	314,276	—	—
Max Chan	—	—	—	—	—	8/28/2018	900	36,027	—	—
	—	—	—	—	—	11/05/2018	578	23,137	—	—
	—	—	—	—	—	8/14/2019	3,776	151,153	—	—
	—	—	—	—	—	8/19/2020	9,552	382,367	—	—
	—	—	—	—	—	1/25/2021	1,912	76,537	—	—
Michael R. McCoy	—	—	—	—	—	8/28/2018	900	36,027	—	—
	—	—	—	—	—	8/14/2019	2,770	110,883	—	—
	—	—	—	—	—	4/01/2020	3,042	121,771	—	—
	11/16/2020	—	36,292	29.85	11/15/2030	11/16/2020	8,481	339,494	—	—
William J. Amelio(1)	—	—	—	—	—	—	—	—	—	—
Peter G. Bartolotta(1)	—	—	—	—	—	—	—	—	—	—

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
	Option Awards					Stock Awards
Name (a)	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (RSUs) (#) (g)	Market Value or Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (PSUs) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
MaryAnn G. Miller	8/09/2012	17,620	—	32.43	8/08/2022	—	—	—	—	—
	8/08/2013	15,124	—	39.04	8/07/2023	—	—	—	—	—
	8/07/2014	16,136	—	40.88	8/06/2024	—	—	—	—	—
	8/13/2015	22,004	—	42.67	8/12/2025	—	—	—	—	—
	8/11/2016	19,912	—	41.30	8/10/2026	—	—	—	—	—
	8/10/2017	17,946	5,982	36.80	8/09/2027	—	—	—	—	—
	8/28/2018	10,852	10,852	48.62	8/27/2028	8/28/2018	1,575	63,047	—	—
	8/14/2019	7,237	21,711	39.72	8/13/2029	8/14/2019	3,856	154,356	15,420	617,263
	11/16/2020	—	65,680	29.85	11/15/2030	11/16/2020	15,390	616,062	—	—
(1)
The outstanding equity awards for Messrs. Amelio and Bartolotta have been cancelled as of their respective termination dates of July 31, 2020 and October 1, 2020, respectively.

Vesting schedules:
•
Stock options vest in 25% annual increments on the first through fourth anniversaries of the grant date. Stock options typically expire the day before the tenth anniversary of the grant date.

•
RSUs vest in 25% increments commencing on the first business day in January following the grant date (“commencement date”) and on the 1st, 2nd and 3rd annual anniversary of the commencement date.

•
PSUs vest, if at all, depending on whether vesting conditions are met, on the last day of the fiscal year coincident with the end of the three-year performance period.

OPTION EXERCISES AND STOCK VESTED
The following table provides information as to each of the NEOs: (1) stock option exercises during fiscal 2021, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired upon the vesting of stock awards in the form of RSUs, and the value realized, each before payment of any applicable withholding tax.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Philip R. Gallagher	44,280	568,212	20,618	727,403
Thomas Liguori	—	—	27,644	975,281
Ken E. Arnold	—	—	5,331	188,077
Max Chan	—	—	7,705	271,833
Michael R. McCoy	—	—	6,955	245,373
William J. Amelio	—	—	—	—
Peter G. Bartolotta	—	—	—	—
MaryAnn G. Miller	14,104	155,990	10,416	367,476
The value realized on vesting of stock awards represents RSUs that vested on January 4, 2021. Since the performance metrics for the PSUs granted August 28, 2018, which covered the fiscal 2019 — fiscal 2021 performance period did not achieve the threshold necessary for vesting, there were no shares issued for this grant.
PENSION BENEFITS
Further to the discussion of the retirement benefits in the CD&A, the Company provides a retirement benefit under a tax-qualified retirement plan, or the Pension Plan, and a retirement benefit under nonqualified retirement plans.
The Pension Plan is a type of tax-qualified defined benefit plan commonly referred to as a cash balance plan. A participant’s benefit under the Pension Plan is based on the value of the participant’s cash balance account, which is used for record keeping purposes and does not represent any assets of the Pension Plan segregated on behalf of a participant. In general, the Pension Plan defines annual earnings as a participant’s base salary, commissions, royalties, annual cash incentive compensation and amounts deferred pursuant to plans described in Sections 125 or 401(k) (i.e., the 401(k) Plan) of the Code. Currently, the maximum amount of earnings on which benefits can be accrued is $290,000, which is the 2021 annual maximum established by the IRS. The Pension Plan offers participants distributions in the form of various monthly annuity payments and, in most cases, a lump sum distribution option is also available to participants who have terminated employment with the Company.
The nonqualified retirement plans consist of the Restoration Plan and the SERP. The Restoration Plan is an excess benefit plan that provides retirement income to eligible U.S. employees whose Pension Plan benefit is limited by Code limits on compensation. The Restoration Plan uses the same eligibility, vesting, formula and distribution criteria (except in cases where Code section 409A applies) found in the Pension Plan, but without considering the Code-imposed limits on the Pension Plan. The excess benefit over the Code-imposed limits in the Pension Plan is paid from the Restoration Plan.
The SERP provides for: (1) payment of a death benefit to the designated beneficiary of each participating officer who dies while he or she is an employee of the Company in an amount equal to twice the yearly earnings (including salary and cash incentive compensation) of such officer; (2) a supplemental retirement benefit payable at age 65 (if the officer has satisfied certain age and service requirements) payable monthly for two years and in a lump sum thereafter to such officer or his or her beneficiary with the total benefit equaling the present value of ten years of payments in an amount not to exceed 36% of the officer’s eligible compensation, which is defined as the average of the highest two of the last five years’ cash compensation prior to termination; or (3) a supplemental early retirement benefit equal to the benefit described in (2) above, except that such amount is reduced for each month prior to age 65 that the participant begins to receive the benefit.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
As discussed in the CD&A, the SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Pursuant to the terms of both plans, any benefit payable under the Restoration Plan will reduce the benefit payable under the SERP. Thus, the maximum benefit payable to vested participants in both nonqualified plans will equal the benefit payable under the SERP.
The table below shows the number of years of service credited to each such NEO, the actuarial present value of accumulated benefits payable to each of the NEOs as of the end of the fiscal year, and the payments made to each of the NEOs during the last fiscal year, if any. The present value of the accumulated benefit was determined using interest rate assumptions consistent with those used in the Company’s financial statements.
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(d)	Payments During Last Fiscal Year ($) (e)
Philip R. Gallagher	Pension Plan	36.6	103,531	—
	Nonqualified Retirement Plans(2)	37.6	2,944,670	130,562
Thomas Liguori	Pension Plan	2.0	63,751	—
	Restoration Plan	2.0	77,564	—
Ken E. Arnold	Pension Plan	22.5	364,894	—
	Restoration Plan	4.5	25,817	—
Max Chan	Pension Plan	4.9	85,767	—
	Restoration Plan	4.9	36,793	—
Michael R. McCoy	Pension Plan	9.5	194,642	—
	Restoration Plan	6.5	29,824	—
William J. Amelio	Pension Plan	2.6	66,399	—
	Restoration Plan	2.6	438,657	—
Peter G. Bartolotta	Pension Plan	2.7	62,835	—
	Restoration Plan	2.7	156,260	—
MaryAnn G. Miller	Pension Plan	13.5	399,042	—
	Nonqualified Retirement Plans(2)	11.7	3,253,396	67,219

(1)
Pursuant to the terms of the Pension Plan and Restoration Plan, an employee must wait until the next open period after his or her start date before being credited with any years of service. No participant is credited with any additional years of service under the Pension Plan, Restoration Plan or the SERP beyond their actual years of service.

(2)
Only Mr. Gallagher and Ms. Miller are participants in the SERP. As Ms. Miller’s SERP benefit was ascertainable during fiscal 2021, FICA tax on the present value of such benefit was due and a portion of her first benefit payment was advanced to facilitate the required tax withholding and the associated taxability of such advance. Mr. Gallagher’s SERP payments commenced in March 2021.

NONQUALIFIED DEFERRED COMPENSATION
Previously the Company offered the Avnet Deferred Compensation Plan (“Elective Deferral Plan”) for highly compensated U.S. based employees, defined as those earning $290,000 or more in target income, including all the NEOs. The Elective Deferral Plan allowed these employees to contribute a portion of their income for retirement on a pre-tax basis, in addition to the amounts allowed under the Avnet 401(k) Plan. An Elective Deferral Plan participant could defer up to 50% of his or her salary and up to 100% of his or her incentive and bonus compensation earned during the plan year (regardless of when paid). Participants could choose from a selection of mutual funds and other investment vehicles in which the deferred amount is then deemed to be invested. Earnings on the amounts deferred are determined by the returns actually obtained through the “deemed investment” options and added to the account. As such, there are no “above-market” earnings. The deferred compensation and the amount earned are held under the Avnet Deferred Compensation Rabbi Trust, but are subject to the claims of general creditors of the Company.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
The obligation to distribute the amounts according to the participants’ designation is a general obligation of the Company. As discussed in the CD&A, on February 6, 2020, the Elective Deferral Plan was amended to freeze future participation in the plan by not permitting new participants to enter the plan and not permitting existing participants to make new contributions to the plan effective for plan years beginning on or after March 1, 2020. Then effective as of November 17, 2020, the Elective Deferral Plan was terminated. Mr. Gallagher is the only NEO who had elected to participate in prior fiscal years, whereby the table below provides information on his deferred compensation.
Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings/ (Loss) in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Philip R. Gallagher	—	—	218,182	169,811	616,495
POTENTIAL PAYOUTS UPON TERMINATION AND CHANGE OF CONTROL
Employment Agreements, Severance Plan and Change of Control Agreements
Employment Agreements.   Each of the NEOs except for Mr. Chan entered into an employment agreement with the Company.
Under the Executive Severance Plan, adopted on August 10, 2017, executive officers may be eligible to receive severance benefits if they are not entitled to severance payments under any other employment agreement. The employment agreement for Mr. Liguori, which was dated after the adoption of the Executive Severance Plan, provides that he is eligible to participate in the Executive Severance Plan.
The employment agreements for Messrs. Gallagher, Arnold and McCoy provide, and the employment agreements for Messrs. Amelio and Bartolotta provided, that if the Company terminates their employment without cause, they will receive a lump sum equal to: (1) base annual salary and (2) target bonus for the year in which the termination occurs. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
Ms. Miller’s employment agreement is terminable by either the individual or the Company upon one-year advance written notice to the other. Per the terms of the Executive Severance Plan, Ms. Miller is not eligible to participate in the Executive Severance Plan.
Executive Severance Plan.   Under the Executive Severance Plan, if the Company terminates an executive’s employment without “cause”, the executive will receive: (1) one times their annual base salary, or in the case of the CEO two times their annual base salary; (2) health care benefit continuation for the duration of the severance period; and (3) the incentive payment based on the relevant performance factors in the year of termination. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of certain criminal acts. Mr. Liguori is the sole NEO covered by the Executive Severance Plan. Messrs. Gallagher, Arnold and McCoy and Ms. Miller, as well as Messrs. Amelio and Bartolotta, are not covered under the Executive Severance Plan but instead are covered by their employment agreements. Mr. Chan is covered by the Avnet Severance Plan, as revised on August 1, 2015, which generally covers all employees in the US.
Change of Control Agreements.   Each of the NEOs entered into a change of control agreement with the Company, which provides that in the event of actual or constructive termination within 24 months of a change of control, the Company must pay the NEO all accrued base salary and pro-rata incentive payments, plus 2.99 (except for Mr. Chan, whose multiplier is 1.5 times) times the sum of (i) the NEO’s then-current annual base salary and (ii) the NEO’s target incentive compensation for the year in which such termination occurred. Further, unvested stock options shall accelerate and vest in accordance with the early vesting provisions under the applicable stock compensation plans, and all equity incentive awards granted, but not yet delivered,

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
will be accelerated and delivered. No NEO is entitled to a tax gross-up for excise taxes related to payments made upon a change of control. The change of control agreements between the Company and the NEOs have provisions to ensure compliance with Section 409A of the Code, by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A.
Pursuant to these agreements, a constructive termination includes a material diminution in the NEO’s responsibilities, a material change in the geographic location at which the NEO is primarily required to perform services for the Company, a material reduction in the NEO’s base compensation or, any other action or inaction that constitutes a material breach by the Company under its employment agreement with the NEO. A change of control is defined as including the acquisition of voting or dispositive power with respect to 50% or more of the outstanding shares of the Company’s Common Stock, a change in the individuals serving on the Board of Directors so that those serving on the effective date of the applicable agreement and those persons appointed by such individuals to the Board no longer constitute a majority of the Board, or the approval by shareholders of a liquidation, dissolution or sale of substantially all of the assets of the Company.
Potential Payouts upon Termination Table.   The following table sets forth the estimated payments and value of benefits that each of the NEOs would be entitled to receive under their employment agreements, the Executive Severance Plan, the Avnet Severance Plan and change of control agreements, as applicable, in the event of the termination of their employment under various scenarios. The table assumes that the termination occurred on July 3, 2021, which is the Company’s fiscal year end. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of July 3, 2021, which was $40.03.
As used in this section:
•
“Death” refers to the death of a NEO;

•
“Disability” refers to the NEO becoming permanently and totally disabled during the term of the NEO’s employment;

•
“Company Termination Without Cause” means that the NEO is fired without cause (as defined in the employment agreement);

•
“Change of Control Termination” means the occurrence of both a change of control and the constructive termination of the NEO within 24 months of the change; and

•
“Retirement” for the purpose of determining benefit under the stock plans, means all the following: (a) age 55, (b) five years of service, (c) age plus years of service is equal to at least 65, and (d) the NEO must have signed a non-compete agreement.

	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Philip R. Gallagher
Severance(1)	—	—	2,500,000	7,475,000	—
Settlement of previously vested stock options	95,612	95,612	95,612	95,612	95,612
Settlement of unvested stock options	—	2,062,320	27,661	2,062,320	27,661
Settlement of RSUs(2)(5)	2,027,759	239,499	239,499	2,027,759	239,499
Settlement of PSUs(3)(5)	453,540	680,310	680,310	680,310	680,310
Welfare benefits	—	—	—	72,402	—
Life insurance benefit	500,000	—	—	—	—
Pension	98,263	98,263	98,263	98,263	98,263
Nonqualified retirement plans(6)	6,493,546	2,944,670	2,944,670	2,944,670	2,944,670

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Thomas Liguori
Severance(1)	—	—	1,388,865	3,169,400	—
Settlement of previously vested stock options	2,747	2,747	2,747	2,747	2,747
Settlement of unvested stock options	—	—	—	829,197	—
Settlement of RSUs(2)	1,703,917	—	—	1,703,917	—
Settlement of PSUs(3)	503,898	503,898	—	755,846	—
Welfare benefits	—	—	14,345	70,476	—
Life insurance benefit	500,000	—	—	—	—
Pension	62,469	62,469	62,469	62,469	62,469
Restoration Plan	76,004	76,004	76,004	76,004	76,004
Ken E. Arnold
Severance(1)	—	—	663,000	1,982,370	—
Settlement of previously vested stock options	961	961	961	961	961
Settlement of unvested stock options	—	344,973	2,885	344,973	2,885
Settlement of RSUs(2)(5)	451,459	137,183	137,183	451,459	137,183
Settlement of PSUs(3)(5)	176,372	264,558	264,558	264,558	264,558
Welfare benefits	—	—	—	72,046	—
Life insurance benefit	500,000	—	—	—	—
Pension	335,123	335,123	335,123	335,123	335,123
Restoration Plan	23,711	23,711	23,711	23,711	23,711
Max Chan
Severance(1)	—	—	178,272	772,500	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	669,221	—	—	669,221	—
Settlement of PSUs	—	—	—	—	—
Welfare benefits	—	—	—	36,596	—
Life insurance benefit	500,000	—	—	—	—
Pension	71,577	71,577	71,577	71,577	71,577
Restoration Plan	30,706	30,706	30,706	30,706	30,706
Michael R. McCoy
Severance(1)	—	—	742,500	2,220,075	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	369,453	—
Settlement of RSUs(2)	608,175	—	—	608,175	—
Settlement of PSUs	—	—	—	—	—
Welfare benefits	—	—	—	64,362	—
Life insurance benefit	500,000	—	—	—	—
Pension	155,072	155,072	155,072	155,072	155,072
Restoration Plan	23,761	23,761	23,761	23,761	23,761

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
William J. Amelio(4)
Severance(1)	—	—	2,500,000	—	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs	—	—	—	—	—
Settlement of PSUs	—	—	—	—	—
Welfare benefits	—	—	55,076	—	—
Life insurance benefit	—	—	—	—	—
Pension	65,317	65,317	65,317	65,317	65,317
Restoration Plan	431,504	431,504	431,504	431,504	431,504
Peter G. Bartolotta(4)
Severance(1)	—	—	1,100,000	—	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs	—	—	—	—	—
Settlement of PSUs	—	—	—	—	—
Welfare benefits	—	—	—	—	—
Life insurance benefit	—	—	—	—	—
Pension	60,861	60,861	60,861	60,861	60,861
Restoration Plan	151,351	151,351	151,351	151,351	151,351
MaryAnn G. Miller
Severance(1)	—	—	—	2,840,500	—
Settlement of previously vested stock options	209,094	209,094	209,094	209,094	209,094
Settlement of unvested stock options	—	696,507	26,052	696,507	26,052
Settlement of RSUs(2)(5)	833,465	217,403	217,403	833,465	217,403
Settlement of PSUs(3)(5)	411,508	617,263	617,263	617,263	617,263
Welfare benefits	—	—	—	72,284	—
Life insurance benefit	500,000	—	—	—	—
Pension	393,295	393,295	393,295	393,295	393,295
Nonqualified retirement plans(6)	2,408,810	3,239,092	3,239,092	3,239,092	3,239,092

(1)
For Ms. Miller, her employment agreement does not provide for a “severance payment” in the event of a termination by the Company without cause, and she is not eligible to participate in the Executive Severance Plan. For Mr. Liguori, as the table assumes termination as of July 3, 2021 and he is covered under the Executive Severance Plan, the severance amount includes the actual incentive earned in fiscal year 2021. For Messrs. Gallagher, Arnold and McCoy, as the table assumes termination as of July 3, 2021 and their severance payments are covered under their employment agreements, the severance amount includes their target incentive for fiscal year 2021. For Mr. Chan, who is covered under the Avnet Severance Plan, his severance includes two weeks of target compensation (defined as current base compensation and target incentive) for each full year of service, plus two weeks of target compensation. For Messrs. Amelio and Bartolotta, their respective severance amounts were paid prior to the end of the fiscal year.

(2)
The value of RSUs reflected in the table above under death and change of control equals the value of all RSUs allocated to the NEOs but not yet vested at July 3, 2021.

Compensation of Executive Officers
2021 ANNUAL
PROXY STATEMENT
(3)
NEOs awarded PSUs would be entitled to receive a pro-rata number of PSUs in the case of death or disability and all of the PSUs in the case of a change of control. The value shown for the settlement of PSUs in the table above is calculated with the assumption that the triggering event has occurred on July 3, 2021. Furthermore, the value of the PSU awards for the fiscal 2019 — fiscal 2021 performance cycle is not included in the table above since the performance metric for that plan did not achieve the threshold for payout and has therefore been cancelled. Additionally, the value of the PSUs covering the fiscal 2020 — fiscal 2022 performance period assumes that the target number of shares is awarded to the NEOs.

(4)
Since both Mr. Amelio and Mr. Bartolotta did not meet the requirements for Retirement under the applicable equity compensation plans, all of their outstanding equity awards were cancelled as of their respective termination dates.

(5)
Since Mr. Gallagher, Mr. Arnold and Ms. Miller are retirement eligible under the applicable equity compensation plans, the amount of potential payouts regarding RSUs in the event of a disability or termination by the Company without cause is the same as that under Retirement because the amount received upon retirement is greater than would be received upon a disability or termination without cause. Similarly, the amount of potential payouts regarding PSUs under disability and termination by the Company without cause is the same as that under Retirement since that amount is greater.

(6)
For Ms. Miller and Mr. Gallagher, the amounts included with respect to the SERP are calculated based on the present value of the benefit described above relating to Pension Benefits, discounted to reflect the earliest age at which the executive can begin receiving such benefit.

2021 ANNUAL
PROXY STATEMENT
CEO Pay Ratio
In compliance with the pay ratio disclosure requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following information about the relationship of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Gallagher. It has been three years since the Company first established its median employee. Therefore, a new median employee was determined for fiscal 2021 to remain compliant with the disclosure requirement. The fiscal 2021 total compensation of the individual identified as the median paid employee, other than the Company’s CEO, was $59,145. Mr. Gallagher’s fiscal 2021 total compensation was $6,151,987.
The ratio of CEO to median employee pay was 1-to-104.
The following summarizes the methodology, material assumptions, adjustments, and estimates the Company used in calculating the CEO pay ratio for fiscal 2021:
•
Employee Measurement Date:   The Company collected data for all employees as of July 3, 2021, the last day of the Company’s fiscal year.

•
Exclusions:   The rule allows companies to exclude non-U.S. employees from countries in which data privacy laws or regulations make companies unable to comply with the rule and provides a de minimis exemption for non-U.S. employees. The Company made no exclusions from its calculation and the entire global population of approximately 15,132 employees were included in the calculation.

•
Compensation Time Period:   The Company measured compensation for the above employees using the 12-month fiscal period of June 28, 2020 through July 3, 2021.

•
Consistently Applied Compensation Measure:   Target total cash (base pay plus target bonus) was selected as the consistently applied compensation measure used to identify the median paid employee. Base pay for hourly employees was calculated based on a reasonable estimate of hours worked in fiscal 2021, and on salary levels for all remaining employees.

•
Determining Median Paid Employee’s Pay for CEO Ratio:   The individual identified as the median paid employee received actual earnings in the amount of $59,145 for fiscal 2021, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

•
Determining CEO’s Pay for CEO Ratio:   With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of the 2021 Summary Compensation Table included in this Proxy Statement.

The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, to apply certain exclusions and to make reasonable estimates that reflect their employee population and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio that the Company has reported.

2021 ANNUAL
PROXY STATEMENT
PROPOSAL 3: APPROVAL OF THE AVNET, INC. 2021 STOCK COMPENSATION AND INCENTIVE PLAN
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
DESCRIPTION OF PROPOSAL
On August 23, 2021, the Compensation and Leadership Development Committee (“Committee”) and the Board unanimously approved the Avnet, Inc. 2021 Stock Compensation and Incentive Plan (“2021 Plan”), subject to the approval by shareholders.
The purposes of the 2021 Plan are to: (a) promote the Company’s long-term success and increase shareholder value by incentivizing employees to contribute to the Company’s long-term growth and profitability; and (b) assist the Company in attracting, retaining and motivating highly qualified individuals. The 2021 Plan will accomplish these purposes by serving as the primary vehicle for the Company’s equity and cash-based compensation programs. Therefore, the Company believes that approval of the 2021 Plan is important to the Company’s future success. If the 2021 Plan is not approved by shareholders, the Company’s ability to issue equity-based awards at levels consistent with past practice will be limited, which may impair its ability to pay for performance, create an ownership culture and provide competitive compensation.
The 2021 Plan provides for the issuance of equity-based awards covering up to 2,500,000 shares of the Company’s Common Stock. In addition, awards will continue to be granted under the Avnet, Inc. 2016 Stock Compensation and Incentive Plan (the “2016 Plan”) until the 2.2 million shares available for awards under the 2016 Plan are exhausted, which the Company believes will occur in September, 2022. The Board currently believes that the shares available for grant under the 2021 Plan will provide sufficient shares to satisfy the equity-based compensation needs of the Company for approximately three to four years following the Effective Date. In recommending approval of the 2021 Plan, the Board and the Compensation and Leadership Development Committee, with input from its independent compensation consultant, considered the Company’s historical equity compensation practices, the future compensation needs of the Company, the potential dilution associated with future awards under the 2021 Plan and the Company’s three-year average burn rate.
The estimated dilution from the adoption of the 2021 Plan, as commonly calculated, would be approximately 8%. The Company’s three-year average burn rate was 1.4%. “Burn rate” is the number of equity awards granted divided by the weighted average diluted shares outstanding as of the end of the applicable fiscal year. The Company calculated its burn rate by applying equal weight to the number of stock options, RSUs and PSUs granted in the applicable fiscal year.
The closing price of the Company’s Common Stock on the Nasdaq Global Select Market was $36.69 per share on September 20, 2021. For additional information with respect to the Company’s outstanding equity-based awards, please see “Outstanding Equity Awards at Fiscal Year-End” included in this Proxy Statement and Note 13, Stock-based compensation, in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended July 3, 2021.
A summary of important features and tax consequences of the 2021 Plan is set forth below, but this summary is qualified in its entirety by reference to the actual text of the 2021 Plan. Capitalized terms that are not

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
defined in this summary have the meanings given to them in the 2021 Plan. A copy of the 2021 Plan is attached to this Proxy Statement as Appendix B.
VOTE REQUIRED FOR APPROVAL
For approval, this proposal requires the affirmative vote of the majority of the votes cast by the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote but will reduce the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.
PROXY
Unless otherwise directed by the shareholder, it is the intention of the persons named as proxies in the proxy card to vote each properly signed and returned proxy card FOR the approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan.
SUMMARY DESCRIPTION OF THE 2021 PLAN
Persons Eligible for Awards
Persons eligible to participate in the 2021 Plan include employees of the Company and its Subsidiaries, Non-Employee Directors, consultants, independent contractors, and advisers to the Company and its subsidiaries. There will be 11 Non-Employee Directors and approximately 525 employees who may be considered for the grant of awards under the 2021 Plan.
Types of Awards under 2021 Plan
The 2021 Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units, and other stock unit awards. Each of these awards is payable in, valued in whole or in part by reference to, or otherwise based on the Company’s Common Stock. In addition, the 2021 Plan includes performance-based cash awards (“EIP Awards”).
Shares Available Under the 2021 Plan
If approved by shareholders, the 2021 Plan will be applicable to awards granted on or after the Effective Date. A total of 2,500,000 shares of the Company’s Common Stock will be available for the grant of awards under the 2021 Plan.
Limits on Awards
The following limitations apply for individual awards:
•
The maximum number of shares that may be subject to awards (in the aggregate, including options, SARs, restricted stock, restricted stock units, performance share units and other equity-based awards) granted to an individual in any calendar year is 1,000,000 shares.

•
For Non-Employee Directors, the maximum number of shares that may be subject to awards granted to an individual in any calendar year is the number of shares with a value of $1,000,000, determined with respect to each share on the date of grant; provided, however, that in the year in which a Non-Employee Director first joins the Board of Directors or is first designated Chairman of the Board of Directors (or Lead Director), the limit is increased to $2,000,000.

•
The maximum EIP Award granted to an individual in any 12-month period is $5,000,000, adjusted on a pro-rata basis up or down if the performance period is more or less than 12 months.

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
The shares awarded or issued upon exercise under the 2021 Plan may be authorized and previously unissued shares or treasury shares held by the Company. Both the aggregate number of shares covered by the 2021 Plan and the number of shares covered by individual options will be adjusted in the event of stock dividends, recapitalizations, splits or combinations of shares, and similar capital adjustments affecting the Company’s Common Stock.
Share Counting Provisions
Shares that are not issued upon the net settlement or net exercise of options or SARs, shares that are delivered to or retained by the Company to pay the exercise price or withholding taxes related to awards, and shares repurchased on the open market with the proceeds of option exercises, will not be available for additional grants under the 2021 Plan. In general, shares subject to awards under the 2021 Plan that expire, terminate, or are canceled or forfeited before issuance, and shares subject to awards that are settled without delivery of stock, will again be available for issuance under the 2021 Plan.
Administration of the Plan
The 2021 Plan will be administered by the Administrator, which is defined as (a) the Compensation and Leadership Development Committee of the Board (the “Committee”) for awards to employees, consultants and advisers, and (b) the Company’s independent directors for awards to Non-Employee Directors. The Administrator has the power and authority, among other things, to: (i) designate participants and determine the types of awards granted to each participant; (ii) determine the number of shares reserved under any award or grant, the exercise price, terms and conditions, duration and payment provisions, any schedule for lapse of forfeiture restrictions and restrictions on exercisability, and accelerations and waivers thereof; (iii) determine the amount of, and performance criteria and performance period for, performance-based awards; (iv) construe and interpret the 2021 Plan; (v) establish and amend rules and regulations for the administration of the 2021 Plan; (vi) correct any defect, remedy any omission, and reconcile any inconsistency in the 2021 Plan and any award in the manner and to the extent that it deems appropriate to carry out the intent of the 2021 Plan and such award; and (vi) certify the level as to which each Performance Objective was attained.
In addition, the 2021 Plan authorizes the CEO to make awards to Eligible Employees who are not Executive Officers, including employees who are promoted to Executive Officer positions, subject to any limits that the Committee may impose.
Stock Options
In general, stock option grants are subject to the following rules:
•
The exercise price per share for each ISO and NQSO under the 2021 Plan will be no less than 100% of the fair market value per share of the Company’s Common Stock on the grant date. The fair market value of Common Stock on any date will be the closing sales price (as reported for the Nasdaq Composite Index ) on that date, or if no trading is reported on that date, the fair market value will be the closing price as of the next preceding day for which trading was reported, or such other price as determined by the Committee in accordance with applicable law.

•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule for each option and the terms and conditions for exercising the option.

•
An option generally may not become vested at a rate faster than pro-rata annually over three years from the grant date. However, the Administrator is authorized to grant awards of options, SARs, restricted stock, restricted stock units, performance share units and other stock unit awards that do not satisfy the minimum vesting periods and Periods of Restriction as required by the 2021 Plan if the total number of shares underlying such awards does not exceed 5% of the total number of shares available for grant under the 2021 Plan. In addition, as described below, the Administrator may accelerate vesting under certain circumstances.

•
Upon exercise, the purchase price is to be paid in full in cash or another form permitted by the Administrator. Other forms may include net exercise, broker-assisted cashless exercise or delivery of shares of the Company’s Common Stock in lieu of cash.

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
•
No option granted under the 2021 Plan will be exercisable after the day of the tenth anniversary of the grant date.

•
Stock option holders are not entitled to receive dividends or other distributions with respect to shares of the Company’s Common Stock underlying such options.

Stock Appreciation Rights
In general, SARs are subject to the following rules:
•
SARs may be granted in tandem with an option or alone (“freestanding”).

•
The exercise price per share for each tandem SAR will be no less than the exercise price for the related option, and the exercise price per share for each freestanding SAR will be no less than 100% of the Fair Market Value per share of the Company’s Common Stock on the grant date.

•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule for each SAR and the terms and conditions for exercising the SAR.

•
SARs will be subject to the same minimum vesting period as applies for options (described above). Tandom SARS will exercisable only to the extent that the related option is exercisable.

•
Upon exercise, the holder will receive payment in shares of the Company’s Common Stock or cash (or a combination) in an amount equal to the excess of the Fair Market Value of the shares with respect to which the SAR is exercised over the exercise price. No fractional shares will be issued. Any amount that would have been payable in fractional shares will be paid in cash.

•
No SAR granted under the 2021 Plan will be exercisable after the day of the tenth anniversary of the grant date.

•
Holders of SARs are not entitled to receive dividends or other distributions with respect to shares of the Company’s Common Stock underlying such SARs.

Restricted Stock
In general, grants of restricted stock are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the terms, conditions and restrictions of any grant of restricted stock.

•
Restricted stock will be subject to the same minimum vesting period as applies for options (described above).

•
Restricted stock holders have full voting rights and are entitled to receive any dividends paid on the Company’s Common Stock. All dividends will be reinvested automatically in additional shares of restricted stock that are subject to the same terms and conditions as the initial award, but no fractional shares will be issued. If a dividend would result in a fractional share of Common Stock, the fractional amount will be payable in cash when the vesting period ends.

Restricted Stock Units
In general, restricted stock units are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule and the terms and conditions for each restricted stock unit award.

•
Restricted stock units will be subject to the same minimum vesting period as applies for options (described above).

•
Restricted stock units will be paid upon vesting in shares of the Company’s Common Stock or cash (or a combination). No fractional shares will be issued.

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
•
Holders of restricted stock units have no voting or other shareholder rights with respect to the underlying shares, but the Administrator (and the CEO to the extent described above) is authorized to grant dividend equivalents with respect to restricted stock unit awards.

Performance Share Units
In general, performance share units are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the vesting and other terms and conditions for each performance share unit award.

•
Performance share units will be subject to the same minimum vesting period as applies for options (described above).

•
Performance share units will provide for payment of a specified number of shares of the Company’s Common Stock or cash (or a combination), if specified vesting conditions are achieved. The number of shares of Common Stock or amount of cash, if any, will be determined based on the extent to which Performance Objectives are achieved.

•
Holders of performance share units have no voting or other shareholder rights with respect to any underlying shares, but the Administrator (and the CEO to the extent described above) is authorized to grant dividend equivalents with respect to performance share unit awards.

Other Stock Unit Awards
In addition to the other types of awards described above, the Administrator (or the CEO to the extent described above) may grant other stock unit awards under the 2021 Plan. In general, other stock unit awards are “full value” awards and are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule and the terms and conditions for each other stock unit award, including whether the award is payable in shares of Common Stock, other securities, cash or a combination.

•
Except for awards made to Non-Employee Directors, other stock unit awards will be subject to the same minimum vesting period as applies for options, as described above. In addition, the Administrator has discretion to accelerate vesting under the same circumstances as with respect to options.

•
Holders of other stock unit awards have no voting or other shareholder rights with respect to the underlying shares, but the Administrator (and the CEO to the extent described above) is authorized to grant dividend equivalents with respect to other stock unit awards.

EIP Awards
The Administrator (or the CEO to the extent described above) may grant EIP Awards to employees who are Executive Officers or members of senior management. The EIP Awards are contingent upon the achievement of Performance Objectives.
No Repricing Allowed
Except in connection with certain corporate transactions, the Company may not reprice, replace or regrant an option or SAR through cancellation, or by lowering the exercise price of the option or SAR, and no option or SAR with an exercise price that exceeds the Fair Market Value of a share of Common Stock (i.e., an under-water option) can be cashed-out, without shareholder approval.

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
Acceleration upon Certain Events
The Administrator, in its sole discretion, may accelerate the vesting of any award and/or release restrictions in the event of a Change in Control, the participant’s death, retirement, layoff, termination in connection with a Change in Control or other termination if the Administrator determines it is appropriate and in the best interests of Avnet.
No Transfer of Awards
In general, no right or interest of a participant in any award made under the 2021 Plan may be sold, assigned or otherwise transferred other than by will, beneficiary designation or the laws of descent and distribution. However, the Committee may allow the transfer of an option (other than an ISO) to specified family members of the participant, as well as to certain trusts and other entities controlled by the participant or the participant’s family.
Deferral of Awards
The Administrator is authorized to allow participants to defer receipt of any payment of cash or delivery of shares of Common Stock that would otherwise be due upon the exercise, earn-out or settlement of any award made under the 2021 Plan, other than stock options or SARs. Before allowing any deferral, the Administrator will establish rules and procedures for deferrals of payments under awards. The terms and conditions of any deferral will be set forth in any award agreement that is intended to provide for a deferral.
Termination of 2021 Plan
The 2021 Plan was adopted by the Board of Directors on August 24, 2021, and will become effective only if approved by shareholders at the Annual Meeting. If approved at the Annual Meeting, the 2021 Plan will automatically terminate on November 17, 2031, unless terminated earlier by the Board of Directors. All awards granted before the 2021 Plan is terminated will continue in effect in accordance with the terms of the applicable award agreements and the 2021 Plan.
Amendment of Plan
The Board of Directors may amend the 2021 Plan and/or any Award at any time, except that shareholder approval is required for any amendment that (a) affects the composition and functioning of the Committee; (b) materially increases the aggregate number of shares of Common Stock available for awards under the 2021 Plan; (c) materially increases the aggregate number of shares of Common Stock with respect to which options or other awards may be granted to any participant during any calendar year; (d) materially decreases the minimum exercise price per share for options; (e) extends the ten-year maximum period during which an award is exercisable or the termination date of the 2021 Plan; or (f) otherwise triggers a shareholder approval requirement under an applicable law or listing standard. In addition, a participant’s written consent will be required for any amendment to an outstanding award that has a material adverse effect on the participant’s rights under such award.
New Plan Benefits
Because benefits under the 2021 Plan will depend on the Committee’s and/or independent directors’ actions and the Fair Market Value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by Directors, executive officers and other employees if the 2021 Plan is approved by shareholders.
Recoupment/Clawback
The 2021 Plan incorporates the Company’s compensation recoupment or clawback policy by reference. All awards under the 2021 Plan will be subject to that policy — including changes that are made to the policy in the future.

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
Federal Income Tax Consequences of the 2021 Plan
The following general summary describes the typical U.S. federal income tax consequences of awards granted under the 2021 Plan based upon the federal tax laws currently in effect, which are subject to change (possibly with retroactive effect). This is not intended to be a complete analysis and discussion of the federal income tax treatment of awards and does not discuss estate and gift taxes or the tax laws of any municipality, state or foreign country. The Company (or a designated payer) will generally withhold required taxes in connection with the exercise or payment of an award and may require the participant to pay such taxes as a condition to exercise of an award.
Stock Options
ISOs and NQSOs are treated differently for federal income tax purposes. ISOs must satisfy the requirements of Section 422 of the Internal Revenue Code. NQSOs need not satisfy such requirements.
Incentive Stock Options
The recipient of an ISO will not realize any taxable income on the grant or the exercise of the ISO, except as described in the next sentence. The difference between the exercise price and the fair market value of the shares on the exercise date will be a preference item for purposes of the alternative minimum tax, and thus a participant could be subject to the alternative minimum tax as a result of exercising an ISO.
If a participant holds the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after exercise, the participant’s gain, if any, upon a subsequent disposition of such shares will be long-term capital gain or conversely, a loss will be a long-term capital loss. The measure of the gain (or loss) is the difference between the proceeds received on disposition and the participant’s basis in the shares. In general, the participant’s basis is equal to the exercise price.
If a participant disposes of shares acquired by exercising an ISO before satisfying the one and two-year holding periods described above (a “disqualifying disposition”), then —
•
If the proceeds received exceed the exercise price of the ISO, the participant will (a) realize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price of the ISO, and (b) realize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise; or

•
If the proceeds received are less than the exercise price of the ISO, the participant will realize a capital loss equal to the excess of the exercise price of the ISO over the proceeds received.

Capital gains (or losses) realized upon a disqualifying disposition will be treated as long-term capital gains (or losses) if the participant held the shares for more than one year after the exercise of the ISO, or otherwise as short-term capital gains (or losses).
The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirements described above. However, if the participant does not satisfy the holding period, the Company will be entitled to a deduction in the year the participant disposes of the shares. The amount of the deduction will be equal to the ordinary income realized by the participant.
Non-Qualified Stock Options
The recipient of a NQSO will not realize any taxable income on the grant of the option. Upon exercise of the NQSO, the participant will realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares subject to the exercised option on the date of exercise over the total option exercise price. The Company will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant.

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
Upon the sale of shares acquired from exercising an option, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise (i.e., the excess, if any, of the total proceeds received over the participant’s tax basis in the shares sold). The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after the exercise of the NQSO, or otherwise a short-term capital gain (or loss).
Special rules will apply if the exercise price or applicable withholding tax obligations are paid by delivering shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in income with respect to such shares or a carryover basis in the shares acquired and may constitute a disposition for purposes of applying the ISO holding periods discussed above.
Stock Appreciation Rights
The recipient of a SAR will not realize any taxable income on the grant of the SAR. Upon the exercise of the SAR, the participant will realize ordinary income in an amount equal to the fair market value of the shares and/or cash received on the date of exercise. The Company will generally be entitled to a corresponding tax deduction.
Upon the sale of shares acquired from exercising a SAR, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after the exercise of the SAR, or otherwise a short-term capital gain (or loss).
Restricted Stock
The federal income tax consequences of a grant of restricted stock depend on whether a participant elects to be taxed at the time of the grant (an “83(b) election,” named for Section 83(b) of the Internal Revenue Code). If the participant does not make an 83(b) election, the participant will not realize taxable income at the time of grant. When the restrictions on the shares lapse, the participant will realize ordinary income in an amount equal to the fair market value of the restricted stock at that time (less any amount that the participant pays for the shares). If the participant makes an 83(b) election, the participant will realize ordinary income at the time of grant in an amount equal to the fair market value of the shares at that time (less any amount that the participant pays for the shares), determined without regard to any of the restrictions. If shares are forfeited before the restrictions lapse, the participant will not be entitled to a corresponding deduction.
The participant’s tax basis in restricted stock will be the income realized with respect to the shares (plus any amount that the participant paid for the shares). Upon a subsequent disposition of any shares, the participant will realize a capital gain or loss, equal to the amount received upon disposition minus the participant’s tax basis. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).
Avnet will be entitled to a tax deduction in the taxable year in which the participant realizes income. The amount of the deduction will be the same as the amount of income realized by the participant.
Restricted Stock Units/Performance Share Units/Other Stock Unit Awards
Recipients of restricted stock units, performance share units and other stock unit awards will not realize any taxable income at the time of grant. Income will be realized when the awards vest and are paid in cash or shares of stock. At that time, the participant will realize ordinary income equal to the then fair market value of the shares or cash paid to the participant. The value of shares included in income will be the participant’s tax basis in the shares.
The participant’s tax basis in any stock issued to settle a restricted stock unit, performance share unit or other stock unit award will be the amount realized as income attributable to the shares. Upon a subsequent disposition of any shares, the participant will realize capital gain or loss, equal to the amount received upon disposition minus the participant’s tax basis. The capital gain (or loss) will be a long-term capital gain (or loss)

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).
The Company will be entitled to a tax deduction in the taxable year in which the participant realizes income. The amount of the deduction will be the same as the amount of income realized by the participant.
EIP Awards
The recipient of an EIP Award will not realize any taxable income at the time of grant. Income will be realized after the Performance Objectives are achieved, when the awards are paid in cash. At that time, the full cash value of the EIP Award paid to the participant will be includible in the participant’s ordinary income. The Company will generally be entitled to a tax deduction in the taxable year in which the participant realizes income.
Other Tax Issues
Employment Taxes
In general, the amount includible in income upon the exercise of NQSOs and SARs and upon the vesting of other awards, will be treated as wages for purposes of employment taxes, including Social Security (up to the Social Security wage base) and Medicare taxes. Also, upon the sale of shares acquired from awards under the 2021 Plan, participants with income above a specified threshold will be subject to a new tax on passive income (in addition to capital gains taxes).
Section 162 Limitations
Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation, for this purpose, includes taxable income attributable to awards granted under this 2021 Plan and, therefore, some awards may not be fully deductible by the Company under Section 162(m) of the Internal Revenue Code.
Section 409A
The 2021 Plan is intended to comply with Section 409A of the Internal Revenue Code (“Section 409A”) to the extent that such section would apply to any award under the 2021 Plan. Section 409A governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of deferred stock that does not qualify for an exemption from Section 409A, and does not comply with Section 409A, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable or immediately deliverable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A) on the value of the award.
Section 280G
As noted above, the Administrator has discretion to accelerate the payment or vesting (including the release of restrictions) on any awards in the event of a Change in Control. If this occurs, payments and transfers of shares to “disqualified individuals” under Section 280G of the Internal Revenue Code (generally officers, the 250 highest paid employees of the Company and subsidiaries in which the Company’s ownership interest is 80% or more, and shareholders who own 1% or more of the Company) that are deemed to be contingent on the Change in Control may be subject to special tax consequences that apply to “parachute payments.” In order to determine whether these special tax consequences are triggered, the sum of the payments and transfers under the 2021 Plan and all other compensation that is deemed to be contingent on the Change in Control (the “potential parachute payments”) must be compared to the disqualified individual’s “base amount.” In general, the base amount is the individual’s average annual taxable compensation from the Company during the five years (or the number of years the individual worked for the Company, if fewer) immediately before the Change in Control. If the amount of the potential parachute payments equals or exceeds three times the base amount, the excess of the potential parachute payments over the base amount will be considered “excess parachute payments.” If any amounts are determined to be excess parachute payments, the disqualified individual will

Proposal 3: Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan
2021 ANNUAL
PROXY STATEMENT
have to pay an excise tax equal to 20% of the excess of the potential parachute payments over the individual’s base amount. In addition, the Company would not be allowed to deduct the amount that is subject to the excise tax.
Importance of Consulting Tax Adviser
The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of Common Stock acquired as a result of an award.

2021 ANNUAL
PROXY STATEMENT
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for Fiscal 2022.
Description of Proposal
The Audit Committee has approved the selection of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 2, 2022.
In determining whether to reappoint the independent registered public accounting firm, the Audit Committee annually considers several factors including:
•
the firm’s independence and objectivity;

•
the firm’s capability and expertise in handling the breadth and complexity of the Company’s global operations, including the expertise and capability of the lead audit partner;

•
historical and recent performance, including the extent and quality of the firm’s communications with the Audit Committee, and management’s views of the firm’s overall performance;

•
data related to audit quality and performance, including recent Public Company Accounting Oversight Board inspection reports on the firm; and

•
the appropriateness of the firm’s fees, both on an absolute basis and as compared with its peers.

For a summary of the fees that were paid to KPMG in fiscal years 2020 and 2021, please see “Principal Accounting Firm Fees.”
The Company expects that representatives of KPMG will be present at the Annual Meeting. The representatives will have an opportunity to make a statement as they may desire, and will be available to respond to appropriate questions from shareholders.
Vote Required For Approval
For approval, this proposal requires the affirmative vote of the majority of the votes cast by the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received timely voting instructions from the beneficial owners.
Proxy
Unless otherwise directed by the shareholder, it is the intention of the persons named as proxies in the proxy card to vote each properly signed and returned proxy card FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for Fiscal 2022.

2021 ANNUAL
PROXY STATEMENT
PRINCIPAL ACCOUNTING FIRM FEES
The table below provides information relating to fees charged for services performed by KPMG, the Company’s independent registered public accounting firm, in both fiscal 2020 and fiscal 2021. All the services described in the table were approved in conformity with the Audit Committee’s pre-approval process for independent registered public accounting firm fees.
	Fiscal 2020	Fiscal 2021
Audit Fees	$ 6,147,300	$ 5,892,000
Audit-Related Fees	44,570	311,000
Tax Fees	309,100	61,000
TOTAL	$6,500,970	$6,264,000
Audit Fees.   In both fiscal years, Audit Fees consisted of fees incurred in connection with work performed by KPMG associated with the audit of the Company’s consolidated financial statements, including reviews performed on the Company’s Form 10-Q filings, certain statutory audits required for the Company’s subsidiaries, and fees in connection with the audit of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also included fees in connection with registration statements filed by the Company, including consents.
Audit-Related Fees.   In both fiscal years, Audit-Related Fees included fees in connection with certain compliance-related services.
Tax Fees.   In fiscal 2020, Tax Fees consisted of fees primarily in connection with assistance with respect to global tax compliance (federal, international, state and local) and tax audits. In fiscal 2019, Tax Fees consisted of fees primarily in connection with assistance with respect to global tax compliance (federal, international, state and local), tax audits and tax advice associated with organizational structure.
All services to be provided by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee. The Audit Committee has adopted an External Auditor Scope of Services Policy (“Scope Policy”), which requires the Audit Committee’s pre-approval of all services to be performed by the Company’s independent registered public accounting firm. In each case, pre-approval is required either by the Audit Committee or by the Chair of the Audit Committee, who is authorized to approve individual projects up to $250,000 with the total for such projects not to exceed $500,000, and must then report them to the full Audit Committee by the next Audit Committee meeting. In fiscal 2020, as permitted by the SEC, the Audit Committee has also adopted a pre-approval policy (“Pre-Approval Policy”), whereby certain types of services up to specified cost levels have been pre-approved by the Audit Committee and approval has been delegated to management. Types of services not covered by the Pre-Approval Policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee under the Scope Policy. Management provides quarterly reports to the Audit Committee regarding pre-approval requests related to the fees for projects requiring services by KPMG covered by the Scope Policy and regarding the nature and fee amounts for all pre-approved services under the Pre-Approval Policy. All services performed and related fees billed by KPMG during fiscal years 2020 and 2021 were pre-approved by the Audit Committee pursuant to regulations of the SEC.

2021 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the independence, qualification and performance of the Company’s corporate internal audit function and its independent registered public accounting firm, and compliance with legal and regulatory requirements. The Audit Committee operates under a written charter, which sets forth its purpose, member qualifications, authority and responsibilities. The Audit Committee evaluates and assesses the effectiveness of the Audit Committee and the adequacy of its charter on an annual basis. The charter is available on the Company’s website at www.ir.avnet.com/documents-charters.
The Audit Committee monitors the activities and performance of the Company’s internal audit function, including scope of reviews, department staffing levels, and reporting and follow-up procedures. The Audit Committee also oversees policies and results with respect to risk assessment and risk management, including risks related to data protection and cybersecurity. In addition, the Audit Committee oversees the Company’s internal ethics and compliance program and receives quarterly reports from the General Counsel or Chief Ethics and Compliance Officer. The Audit Committee also meets regularly with KPMG LLP, the Company’s independent registered public accounting firm (“KPMG”), in executive sessions. Management has responsibility for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the system of internal controls.
The Audit Committee meets with KPMG and management to review the Company’s financial results before publication of the Company’s quarterly earnings press releases and the filing of the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K. The Audit Committee also monitors the activities and performance of KPMG, including audit scope, audit fees, auditor independence and non-audit services performed by KPMG. All services to be performed by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee. As permitted by the SEC, the Audit Committee has approved a pre-approval policy, whereby certain types of services up to specified cost levels have been pre-approved by the Committee and approval has been delegated to management. Types of services not covered by the policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee. Management provides quarterly reports to the Audit Committee on the nature and fee amounts for all such pre-approved services.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2021 with management and KPMG. This review included a discussion with KPMG and management of the Company’s accounting principles, the reasonableness of significant estimates and judgments, including disclosure of critical accounting policies, and the conduct of the audit. The Audit Committee has discussed with KPMG the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with KPMG its independence. The Audit Committee has concluded that KPMG is independent from the Company and its management. KPMG also discussed with the Audit Committee its internal quality control procedures. In reliance on this review and these discussions, and the report of KPMG, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended July 3, 2021, for filing with the Securities and Exchange Commission.
Carlo Bozotti, Chair
Michael A. Bradley
Oleg Khaykin
William H. Schumann, III
Rodney C. Adkins
Brenda L. Freeman
Ernest E. Maddock

2021 ANNUAL
PROXY STATEMENT
Shareholder Proposals and Nominations
In regards to the 2021 Annual Meeting, the Company did not receive a request from any shareholder that a matter be submitted to a vote at the Annual Meeting or that a Director nominee be included in the Company’s 2021 proxy statement.
Under SEC rules, and pursuant to the Company’s By-laws, shareholders may submit proposals that they believe should be voted on at the 2022 Annual Meeting or may recommend persons for nomination to the Board of Directors. There are several alternatives a shareholder may use and a summary of those alternatives follows.
Under Rule 14a-8 of the Exchange Act, certain shareholder proposals may be eligible to be included in the Company’s 2022 proxy statement. Such shareholder proposals must be submitted, along with proof of ownership of the Company’s Common Stock and other required materials, in accordance with Rule 14a-8(b) to the Company’s Corporate Secretary at: Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. All shareholder proposals submitted pursuant to Rule 14a-8 must be received by June 9, 2022.
For information regarding how to nominate a Director for consideration by the Corporate Governance Committee, please see “Corporate Governance — Director Nominations” in this Proxy Statement.
Alternatively, under the Company’s By-laws, any shareholder wishing to appear at the 2022 Annual Meeting and submit a proposal or nominate a person as a Director candidate must submit the proposal or nomination to the Company’s Corporate Secretary not earlier than May 10, 2022, and not later than June 9, 2022 and comply with the requirements of the Company’s By-laws. Any such shareholder proposal or Director nomination will not appear in the Company’s proxy statement.
The persons named as proxies in the proxy materials relating to the 2022 Annual Meeting will use their discretion in voting the proxies when these matters are raised at the meeting.
If notice is received by the Company after June 9, 2022, then such notice will be considered untimely. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

2021 ANNUAL
PROXY STATEMENT
DELIVERY OF DOCUMENTS TO SHAREHOLDERS WITH SAME LAST NAME AND ADDRESS
Pursuant to SEC rules, the Company is sending only a single copy of its proxy materials or Notice of Availability of Proxy Materials, as applicable, to shareholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing the Company’s Common Stock at two different brokerage firms, your household will receive two copies of the Company’s proxy materials, one from each brokerage firm.
If you received a householded mailing this year and you would like to have separate proxy materials mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to Investor Relations by mail to Investor Relations, 2211 South 47th Street, Phoenix, Arizona 85034 or by email to investorrelations@avnet.com. Similarly, you may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
General
Upon written request of any shareholder entitled to receive this Proxy Statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the consolidated financial statements, the notes thereto and financial statement schedules, as filed with the SEC. Any such request should be addressed to the Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. This request must include a representation by the shareholder that as of September 20, 2021, the shareholder is entitled to vote at the Annual Meeting.
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW
OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.
THE COMPANY APPRECIATES YOUR PROMPT RESPONSE!

2021 ANNUAL
PROXY STATEMENT
APPENDIX A
RECONCILIATION OF NON-GAAP MEASURES
The table below presents a reconciliation of each non-GAAP financial measure included in this Proxy Statement to the most comparable GAAP financial measure for the fiscal years 2021 through 2019.
	Fiscal Year 2021
	Operating Income	Income from Continuing Operations (net of tax)	Diluted Earnings (Loss) Per Share from Continuing Operations
	(thousands except per share data)
GAAP results	$281,408	$193,114	$ 1.93
Restructuring, integration and other expenses	84,391	66,923	0.67
Amortization of intangible assets and other	41,245	32,146	0.32
Other expenses	—	20,323	0.20
Income tax adjustments	—	(41,275)	(0.41)
Total adjustments	125,636	78,117	0.78
Adjusted non-GAAP results	$407,044	$271,231	$2.71
	Fiscal Year 2020
	Operating Loss	Loss from Continuing Operations (net of tax)	Diluted (Loss) Earnings Per Share from Continuing Operations
	(thousands except per share data)
GAAP results	$(4,628)	$(29,533)	$ (0.29)
Restructuring, integration and other expenses	81,870	63,222	0.63
Amortization of intangible assets and other	81,555	65,436	0.65
Goodwill and intangible asset impairment expenses	144,092	137,659	1.37
Other special charge expenses	—	15,344	0.15
Income tax adjustments	—	(47,655)	(0.47)
Total adjustments	307,517	234,006	2.33
Adjusted non-GAAP results	$302,889	$204,473	$2.04

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PROXY STATEMENT
	Fiscal Year 2019
	Operating Income	Income from Continuing Operations (net of tax)	Diluted Earnings Per Share from Continuing Operations
	(thousands except per share data)
GAAP results	$365,911	$180,111	$ 1.63
Restructuring, integration and other expenses	108,144	81,398	0.74
Amortization of intangible assets and other	84,257	66,271	0.60
Goodwill impairment expense	137,396	118,830	1.07
Other special charge expenses	—	452	—
Income tax adjustments	—	8,143	0.07
Total adjustments	329,797	275,094	2.48
Adjusted non-GAAP results	$695,708	$455,205	$4.11
The Company believes that operating income adjusted for the impact of the items identified above is a useful measure to help shareholders better assess and understand the Company’s operating performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results or non-cash in nature. The Company analyzes operating income without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business.
The Company believes income from continuing operations and diluted earnings per share from continuing operations, as adjusted for the impact of the items identified above, is a useful measure to shareholders because it provides a measure of the Company’s net profitability on a more comparable basis to historical periods. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings per share from continuing operations, excluding the impact of these items, provides an important measure of the Company’s net results of operations.
For a detailed description of the items adjusting the GAAP results in the table above, refer to the respective fiscal year’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Any analysis of results on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

2021 ANNUAL
PROXY STATEMENT
Appendix B
AVNET, INC.
2021 STOCK COMPENSATION AND INCENTIVE PLAN
ARTICLE 1
PURPOSE OF THE PLAN
The Avnet, Inc. 2021 Stock Compensation and Incentive Plan is intended to advance the interests of the Company by helping Avnet and its Subsidiaries to attract, retain, and appropriately motivate high caliber persons to serve as Eligible Employees and Non-Employee Directors, and by providing incentives to Eligible Employees and Non-Employee Directors that are consistent with the shareholders’ interest in maximizing the value of Avnet’s Stock.
ARTICLE 2
DEFINITIONS
The following terms, when used in capitalized form, shall have the meanings set forth below:
2.1.
“Administrator” means —

(a) with respect to each Award granted to an Eligible Employee, the Committee; and
(b) with respect to each Award granted to a Non-Employee Director, the Independent Directors.
2.2. “Agreement” means the document (written or electronic) that evidences an Award granted hereunder and sets forth the material terms thereof, including any addendum thereto. Each Agreement shall be in such form as prescribed or approved by the Administrator.
2.3. “Avnet” means Avnet, Inc.
2.4. “Award” means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share Unit, Other Stock Unit Award, or Executive Incentive Performance Award, as evidenced by an Agreement.
2.5. “Board of Directors” and “Director” shall mean, respectively, the Board of Directors of Avnet and any member thereof.
2.6. “Change in Control” means the happening of any of the following:
(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either: (A) the then outstanding shares of Stock or (B) the combined voting power of the then outstanding voting securities of Avnet entitled to vote generally in the election of Directors; provided, however, that the following transactions shall not constitute a Change in Control under this subsection (a): (i) any acquisition directly from Avnet (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by Avnet or an entity controlled by Avnet, or (iii) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by Avnet or any entity controlled by Avnet; or
(b) the individuals who, as of the date of the 2021 annual meeting of Avnet’s stockholders (the “Determination Date”) constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that an individual who becomes a Director subsequent to the Determination Date shall be treated as a member of the Incumbent Board

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if (i) his election, or nomination for election by Avnet’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board, and (ii) his initial assumption of office does not occur as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than a majority of the then Incumbent Board; or
(c) a complete liquidation or dissolution of Avnet, or the sale or other disposition of all or substantially all of the assets of Avnet (in one or more transactions).
Solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.
2.7. “CEO” means the Chief Executive Officer of Avnet.
2.8. “Code” means the Internal Revenue Code of 1986, as amended.
2.9. “Committee” means the Compensation Committee of the Board of Directors, which shall consist of three or more Non-Employee Directors appointed by the Board of Directors. No individual who is not a “non-employee director” within the meaning of Rule 16b-3 shall serve as a member of the Committee.
2.10. “Company” means Avnet and all its Subsidiaries.
2.11. “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.
2.12. “Eligible Employee” means an employee of Avnet or of any of its Subsidiaries. The term “Eligible Employee” shall also include an individual retained by Avnet or any of its Subsidiaries to render services as a consultant or advisor other than services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for Avnet’s securities.
2.13. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.14. “Executive Incentive Performance Award” or “EIP Award” means a performance-based cash award granted pursuant to Article 11.
2.15. “Executive Officer” means an employee designated by Avnet as an executive officer under Rule 16b-3.
2.16. “Fair Market Value” means, with respect to any date, the closing price (as reported for the Nasdaq Composite Index) at which shares of Stock have been sold on such date (or, if such date is a date for which no trading is so reported, on the next preceding date for which trading is so reported), or such other price as determined by the Committee in accordance with applicable law.
2.17. “Grant Date” means, with respect to granting an Award or modification of an outstanding Award, the date on which the material terms of the Award (including the number of shares covered by the Award, the conditions for vesting, lapse of the Period of Restriction, and exercise, and the purchase price, if any) are established and all action constituting the making or modification of such Award is completed, without regard to (a) the date on which the applicable Agreement is executed or (b) whether such Award or modification is subject to future shareholder approval or other conditions. The Grant Date for any Award shall not occur before the recipient of the Award becomes an Eligible Employee or Non-Employee Director, as applicable.
2.18. “Incentive Stock Option” or “ISO” means an Option intended to qualify as an “incentive stock option” under Section 422 of the Code.

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2.19. “Independent Directors” means members of the Board of Directors acting as a group, each of whom satisfies Avnet’s “Director Independence Standards.”
2.20. “Non-Employee Director” means a Director who is not an Eligible Employee.
2.21. “Option” means an Award granted pursuant to Article 5. In general, an Option gives the recipient the right to purchase a specified number of shares, which may be vested shares or Restricted Stock, at a specified price during a specified term, subject to the terms and conditions of the applicable Agreement.
2.22. “Optionee” means a person who, at the time in question, holds an Option that then remains unexercised in whole or in part, has not been surrendered, and has not expired or terminated. The term “Optionee” also includes any Successor Optionee.
2.23. “Other Stock Unit Award” means a full value Award (i.e., not an Option, SAR, or other appreciation award) granted pursuant to Article 10.
2.24. “Participant” means an Eligible Employee or Non-Employee Director who has been granted an Award hereunder.
2.25. “Performance Criteria” means any of the following criteria as related to Avnet, any Subsidiary, or any division or other area of Avnet or a Subsidiary:
(a) Economic profit; economic value added; price of Stock; total stockholder return; revenues; sales; sales productivity; sales growth; net income; operating income; gross profit; earnings per share; return on equity; return on investment; return on capital employed; cash flow; operating margin; gross margin; operating unit contribution; achievement of annual operating profit plans; debt level; market share; net worth; or other similar financial performance measures as may be determined by the Committee; or
(b) Strategic business criteria consisting of one or more objectives based on meeting specified market penetration or market share; geographic business expansion; objective customer satisfaction goals; objective goals relating to divestitures, joint ventures, mergers, acquisitions, and similar transactions; implementation or completion of specified projects or processes strategic or critical to the Company’s business operations; individual business objectives; objective measures of brand recognition/acceptance; performance achievements on designated projects or objectives; objective measures of regulatory compliance; objective measures of environmental, social and corporate governance; successful completion of internal or external audits; successful integration of business units; successful hiring, diversity, equity and inclusion initiatives, retention of talent, or other succession planning; or objective measures of employee engagement and satisfaction.
In addition, Performance Criteria may include any other criteria selected by the Committee.
2.26. “Performance Objectives” means, for any Award that is contingent in whole or in part on achievement of performance objectives, the objectives or other performance levels with respect to specified Performance Criteria that are measured over a Performance Period for the purpose of determining the amount of such Award and/or whether such Award is granted or vested.
2.27. “Performance Period” means a period over which achievement of Performance Objectives is measured, as set forth in the applicable Agreement.
2.28. “Performance Share Unit” means an Award granted pursuant to Article 9. In general, a Performance Share Unit gives the recipient a contractual right to receive a target number of shares of Stock or cash upon the attainment of specified Performance Objectives.
2.29. “Period of Restriction” means the period during which the transfer of shares of Restricted Stock is restricted, pursuant to Article 7.
2.30. “Plan” means the Avnet, Inc. 2021 Stock Compensation and Incentive Plan, as set forth herein and as amended from time to time.

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PROXY STATEMENT
2.31. “Restricted Stock” means an Award of Stock granted pursuant to Article 7. In general, Restricted Stock is Stock that, during a Period of Restriction, is subject to a substantial risk of forfeiture and restrictions against sale or other transfer.
2.32. “Restricted Stock Unit” means an Award granted pursuant to Article 8. In general, a Restricted Stock Unit gives the recipient a contractual right to receive cash or shares of Stock upon the attainment of specified vesting conditions.
2.33. “Rule 16b-3” means SEC Rule 16b-3 promulgated under the Exchange Act.
2.34. “Securities Act” means the Securities Act of 1933, as amended.
2.35. “Stock” means, subject to the adjustment provisions set forth in Article 13, Avnet’s $1.00 par value common stock.
2.36. “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Article 6. In general, a Stock Appreciation Right gives the recipient the right to receive, upon exercise of the Award, an amount equal to the excess of the Fair Market Value of the shares of Stock with respect to which the SAR is being exercised (determined as of the exercise date) over the exercise price set forth in the Agreement.
2.37. “Subsidiary” means a corporation in which Avnet directly or indirectly owns more than 50% of the total combined voting power of all classes of capital stock.
2.38. “Successor Optionee” means any person who, under the provisions of Article 5, has acquired from an Optionee the right to exercise an Option, for so long as such Option remains unexercised in whole or in part, and has not been surrendered, exercised, or terminated.
ARTICLE 3
SHARES RESERVED FOR THE PLAN
3.1. General Limitations.   Subject to the adjustment provisions set forth in Article 13, the maximum number of shares of Stock that may be delivered pursuant to the exercise of Awards granted under the Plan shall be 2,5000,000 shares. All such shares shall be available for any type of Award, including Incentive Stock Options. At no time shall there be outstanding Awards under the Plan covering more than such maximum number of shares less the aggregate of the shares of Stock previously delivered pursuant to the exercise of Options (including the shares of Stock previously covered by Options surrendered in connection with the exercise of SARs), the shares of Stock with respect to which stock-settled SARs have been exercised (without regard to the number of shares of Stock issued upon settlement of such SARs), and the shares of Stock previously delivered pursuant to the vesting of Restricted Stock, Restricted Stock Units, Performance Share Units, and Other Stock Unit Awards. The shares of Stock authorized hereunder shall be in addition to the shares of Stock authorized for grant under the Avnet, Inc. 2016 Stock Compensation Plan (the “2016 Plan”), which shall continue to be available for grant under the 2016 Plan. Shares of Stock subject to Awards may consist of authorized but unissued shares of Stock and/or shares of Stock held in Avnet’s treasury.
3.2. Individual Limitations.   No individual may be granted Awards in any calendar year for more than 1,000,000 shares in the aggregate (including Options, SARs, Restricted Stock, Restricted Stock Units, Performance Share Units, and other equity-based awards). Awards granted to an individual in a calendar year may consist of a single type (e.g., Options) or a mix of types, as long as the aggregate share limit for the year is not exceeded. In addition, no Non-Employee Director may be granted Awards covering shares with a value at the time of grant of more than $1 million in any calendar year; provided, however, that Awards covering shares with a value of up to $2 million may be granted to a Non-Employee Director during the calendar year in which the Non-Employee Director first joins the Board of Directors or is first designated as Chairman of the Board of Directors or Lead Director.
3.3. Termination and Expiration of Awards.   If an Award is canceled, forfeited, expired or otherwise terminates or is settled without delivery of shares of Stock, whether in whole or in part, the number of shares of Stock covered by such Award immediately before such cancellation, forfeiture, expiration, termination, or

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PROXY STATEMENT
settlement shall thereupon be added back to the number of shares of Stock otherwise available for further grants of Awards hereunder; provided, however, that the following transactions involving shares of Stock shall not result in shares of Stock becoming available for subsequent Awards: (a) Stock tendered or withheld in payment of the exercise price of an Option; (b) Stock tendered or withheld for taxes; (c) Stock that was subject to a stock-settled SAR or an Option that was related to a SAR and was not issued upon the settlement or exercise of such SAR; and (d) Stock repurchased by the Company with the proceeds of an Option exercise.
ARTICLE 4
ADMINISTRATION OF THE PLAN
4.1. Plan Administration.   This Plan shall be administered by the Administrator. The Administrator shall have full and exclusive power to: (a) construe and interpret the Plan; (b) establish and amend rules and regulations for the administration of the Plan; (c) correct any defect, remedy any omission, and reconcile any ambiguity or inconsistency in the Plan or any Award in the manner and to the extent it deems necessary or desirable to carry out the intent of the Plan and such Award; and (d) certify the level as to which each Performance Objective was attained. Subject to Section 4.6, the Administrator may delegate some or all of its authority under the Plan (including powers not referenced in this Section 4.1) to one or more Company officers, to the extent permitted by and not inconsistent with any requirements of applicable law.
4.2. Committee’s Authority to Grant Awards.   In addition to the powers enumerated in Section 4.1 (and without limiting the generality thereof), the Committee shall have plenary authority and discretion to determine the time or times at which Awards shall be granted to Eligible Employees, the Eligible Employees to whom Awards shall be granted, the number of shares of Stock (or for Awards denominated in cash, the dollar amount) to be covered by each such Award, and the terms and conditions upon which each such Award may be exercised (in each case, to the extent not inconsistent with the provisions of this Plan). Subject to the requirements of the Plan, the terms and conditions prescribed or approved for any Award granted by the Committee (as reflected in the applicable Agreement) shall be entirely within the discretion of the Committee.
4.3. Independent Directors’ Authority to Grant Awards.   In addition to the powers enumerated in Section 4.1 (and without limiting the generality thereof), the Independent Directors shall have plenary authority and discretion to determine the time or times at which Awards shall be granted to Non-Employee Directors, the Non-Employee Directors to whom Awards shall be granted, the number of shares of Stock (or for Awards denominated in cash, the dollar amount) to be covered by each such Award, and the terms and conditions upon which each such Award may be exercised (in each case, to the extent not inconsistent with the provisions of this Plan); provided that (a) no Director shall participate in any action taken with respect to an Award granted or to be granted to such Director, unless the same action is contemplated for all similarly situated Directors, and (b) no Award shall be granted to a Non-Employee Director unless such grant is approved by a majority of the Independent Directors. Subject to the requirements of the Plan, the terms and conditions prescribed or approved for any Award granted by the Independent Directors (as reflected in the applicable Agreement) shall be entirely within the discretion of the Independent Directors.
4.4. Actions of the Committee.   A majority of the members of the Committee (but not less than two) shall constitute a quorum, and all acts, decisions or determinations of the Committee shall be by majority vote of such of its members as shall be present at a meeting duly held at which a quorum is so present. Any act, decision, or determination of the Committee reduced to writing and signed by a majority of its members (but not less than two) shall be fully effective as if it had been made, taken or done by vote of such majority at a meeting duly called and held.
4.5. Reporting.   The Committee shall provide reports as may from time to time be prescribed by the Board of Directors.
4.6. CEO Authority to Grant Awards.   The CEO shall have authority to make Awards to Eligible Employees who are not Executive Officers, including Eligible Employees who are promoted to Executive Officer positions, subject to such limits, if any, as the Committee may impose. The CEO shall have plenary authority and discretion to determine the time or times at which Awards that the CEO is authorized to grant shall be granted, the Eligible Employees to whom such Awards shall be granted, the number of shares of Stock (or for Awards

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denominated in cash, the dollar amount) to be covered by each such Award, and the terms and conditions upon which each such Award may be exercised (in each case, to the extent not inconsistent with the provisions of this Plan).
4.7. Determining Amount Payable.    With respect to any Award that is conditioned in whole or in part on the achievement of Performance Objectives, the Administrator shall determine the extent to which the applicable Performance Objectives were achieved and shall have discretion to reduce the amount that becomes vested or payable upon achievement of such Performance Objectives.
4.8. Decisions of the Administrator.   All determinations and decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons and the Company, except to the extent that the terms of any sale or award of shares of Stock, or any grant of rights or Options under the Plan, are required by law or by the Articles of Incorporation or By-laws of Avnet to be approved by the Board of Directors or shareholders.
4.9. Law Compliance.   Notwithstanding any other provision of the Plan, the Administrator may impose such conditions on any Award, and the Board of Directors may amend the Plan in any such respects, as the Administrator or the Board of Directors determines is necessary or desirable to avoid adverse consequences under Rule 16b-3, Section 162(m) of the Code, Section 409A of the Code, Section 280G of the Code, or any other applicable law; and the Plan shall be construed consistently with the intent to avoid adverse consequences under applicable law.
ARTICLE 5
OPTIONS
5.1. Grant.   The Committee (and the CEO to the extent permitted by Section 4.6) may grant Options to Eligible Employees, and the Independent Directors may grant Options to Non-Employee Directors.
5.2. Exercise Price.   The price per share at which Stock subject to an Option may be purchased shall be set forth in the Agreement. In no event shall such exercise price be less than 100% of the Fair Market Value of the Stock on the Grant Date.
5.3. Term.   The term of each Option granted under the Plan shall be set forth in the Agreement; provided, however, that in no event shall an Option be exercisable after the day before the tenth (10th) anniversary of the Grant Date. Unless sooner forfeited or otherwise terminated pursuant to the terms hereof or of the Agreement, each Option granted under the Plan shall expire at the end of its term, and the term may not be extended. No Option may be exercised after the expiration of its term.
5.4. Exercisability (Vesting).   Each Option granted under the Plan shall be subject to the vesting conditions set forth in the Agreement; provided, however, that the exercisability of any Option may be accelerated to the extent permitted by Section 12.2 (Acceleration of Vesting). Subject to Section 12.2, an Option shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date. Subject to the provisions of the Agreement, each Option granted under the Plan that has become exercisable pursuant to this Section 5.4 shall remain exercisable thereafter until the expiration of its term as described in Section 5.3.
5.5. Exercise.   To the extent that an Option has become exercisable in accordance with Section 5.4, such Option may be exercised by notice to Avnet, in a form approved by Avnet, stating the number of shares of Stock with respect to which such Award is being exercised, accompanied by payment in full therefor as described below. After receipt of such notice and payment, subject to Section 12.6 (Registration of Shares), Avnet shall record the stock transfer on its books and records without the need to issue a physical certificate. The payment due upon exercise of an Option may be made in any form permitted by the Administrator. The permitted forms of payment may (but are not required to) include (a) check (certified, if so required by Avnet); (b) shares of Stock with a fair market value, at the date of receipt by Avnet, equal to the aggregate exercise price (plus withholding, if applicable); (c) a combination of subsections (a) and (b) of this Section 5.5; (d) having Avnet retain from the Stock otherwise issuable upon exercise of the Option a number of shares of Stock having a fair market value equal to the exercise price of the Option (plus withholding, if applicable); (e) to the extent permitted by applicable law, by delivering a properly executed exercise notice, together with

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irrevocable instructions to a broker to promptly deliver to Avnet the exercise price and to deliver to the Participant the net amount of shares received upon exercise (after subtracting the exercise price, withholding, and any broker fee); or (f) any other manner acceptable to the Administrator.
5.6. General Modification Rules; Limits on Repricing.   The Administrator may, for such consideration (if any) as it may deem adequate and with the prior consent of the Optionee, modify the terms of any outstanding Option; provided, however, that except to the extent permitted by Section 5.8, no Option may be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of such Option, and no Option with an exercise price that exceeds the Fair Market Value of a share of Stock shall be exchanged for a cash payment, without shareholder approval.
5.7. Dividend Rights.   Participants in whose name Options are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such Options prior to the exercise of such Options.
5.8. Special Modification in the Event of a Corporate Transaction.    In the event of a corporate transaction (within the meaning of Treas. Reg. § 1.424-1(a)(3)), the Administrator may provide for the assumption or substitution of outstanding Options, provided that the requirements of Treas. Reg. § 1.424-1(a) are satisfied with respect to Incentive Stock Options, and the requirements of Treas. Reg. § 1.409A-1(b)(v)(D) are satisfied with respect to all other Options.
5.9. Special Rules for Incentive Stock Options (“ISOs”).    ISOs shall be subject to the requirements of Section 422 of the Code, including the following (all of which shall be interpreted consistent with the intent to comply with the requirements of Section 422 of the Code and not to impose any restrictions that are not required by Section 422):
(a) Shares Available for ISO Grants. All shares of Stock authorized for Awards under Article 3 are available to be issued through ISOs; provided, however, that to the extent required by Section 422 of the Code, canceled Awards shall continue to be counted against the number of shares available.
(b) Optionee Must Be an Employee. No ISO shall be granted to any individual who is not an employee of Avnet or a Subsidiary.
(c) Special Rules for 10% Owners. An Incentive Stock Option shall not be granted to an individual who, immediately before the time the Option is granted, owns shares of Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Avnet, unless the Agreement for such Incentive Stock Option provides that (i) the exercise price is no less than one hundred and ten percent (110%) of the Fair Market Value of the Stock on the Grant Date (determined in accordance with Treas.
Reg. § 1.422-2(f)(1)), and (ii) the Option expires no later than the fifth (5) anniversary of the Grant Date.
ARTICLE 6
STOCK APPRECIATION RIGHTS (“SARs”)
6.1. Grant.   The Committee (and the CEO to the extent permitted by Section 4.6) may grant SARs to Eligible Employees, and the Independent Directors may grant SARs to Non-Employee Directors. Each SAR may be free-standing or related to all or part of an Option. In the discretion of the Administrator, a SAR related to an Option may be granted at any time before the related Option is exercised, expires, is terminated, or is surrendered, and may be modified when the related Option is modified.
6.2. Exercise Price.   The exercise price per share for each free-standing SAR granted under the Plan shall be set forth in the Agreement. In no event shall the exercise price be less than 100% of the Fair Market Value of the Stock on the Grant Date.
6.3. Term.   The term of each SAR granted under the Plan shall be set forth in the Agreement; provided, however that in no event shall a SAR be exercisable after the day before the tenth (10th) anniversary of the Grant Date. Unless sooner forfeited or otherwise terminated pursuant to the terms hereof or of the Agreement,

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each SAR granted under the Plan shall expire at the end of its term, and the term may not be extended. No SAR may be exercised after the expiration of its term.
6.4. Exercisability (Vesting).   Each SAR granted under the Plan shall be subject to the vesting conditions set forth in the Agreement; provided, however, that (a) the exercisability of any SAR may be accelerated to the extent permitted by Section 12.2 (Acceleration of Vesting), and (b) if a SAR relates to all or part of an Option, such SAR shall be exercisable only to the extent that the related Option is exercisable. Subject to Section 12.2, a SAR shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date. Subject to the provisions of the Agreement, each SAR that is exercisable pursuant to this Section 6.4 shall remain exercisable thereafter until the expiration of its term as described in Section 6.3.
6.5. Exercise.   To the extent that a SAR has become exercisable in accordance with Section 6.4, such SAR may be exercised in accordance with the procedures set forth in Section 5.5 (Exercise), but without the requirement to make a payment therefor. If the SAR is related to all or part of an Option, the Optionee must provide with the exercise notice an instrument effecting the surrender of the related portion of the Option. Each SAR may be settled in shares of Stock, cash, or a combination of cash and shares (provided that shares of Stock underlying any SAR that is settled in cash shall not be available to be issued in a future Award). No fractional shares shall be issued; any amount that would have been payable in fractional shares shall be paid in cash.
6.6. Other Conditions.   The Administrator (or its designee) may impose any other conditions upon the exercise of SARs. Such conditions may govern the right to exercise SARs granted before the adoption or amendment of such conditions as well as SARs granted thereafter.
6.7. Dividend Rights.   Participants in whose name SARs are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such SARs.
6.8. Modification and Cancellation Rules.   The modification and cancellation rules and restrictions set forth in Sections 5.6 (General Modification Rules) and 5.8 (Special Modification in the Event of a Corporate Transaction) shall also apply with respect to SARs.
ARTICLE 7
RESTRICTED STOCK
7.1. Grant.   The Committee (and the CEO to the extent permitted by Section 4.6) may grant Restricted Stock to Eligible Employees, and the Independent Directors may grant Restricted Stock to Non-Employee Directors. The number of shares granted pursuant to any Restricted Stock Award, and the purchase price (if any), shall be set forth in the Agreement.
7.2. Restrictions.   During the Period of Restriction set forth in the applicable Agreement, shares of Restricted Stock shall not be sold, transferred, pledged, assigned, exchanged, encumbered, alienated, hypothecated, or otherwise disposed of. Except as otherwise provided in the Agreement, if a Participant’s employment or other service with the Company terminates before the end of the Period of Restriction for any shares of Restricted Stock, all such restricted shares shall be forfeited, and all rights of the Participant with respect to such shares of Stock shall immediately terminate without any payment or other consideration therefor; provided that if the Participant paid for any of the forfeited shares, the Company shall refund the purchase price (without interest or any other earnings). Any forfeited shares of Restricted Stock that had been delivered to, or held in custody for, a Participant shall be returned to Avnet, accompanied by any instrument of transfer requested by Avnet.
7.3. Lapse of Period of Restriction (Vesting).   The Period of Restriction for each Award of Restricted Stock shall lapse only upon satisfaction of conditions set forth in the Agreement. Such conditions may be based on (a) continued service to Avnet or a Subsidiary for a specified period, (b) achievement of Performance Objectives, or (c) a combination of (a) and (b). Subject to Section 12.2, the Period of Restriction for any Award of Restricted Stock shall lapse no faster than pro rata over the three (3) year period that starts on the Grant Date.

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7.4. Settlement of Restricted Stock.   Shares of Restricted Stock shall become freely transferable immediately following the last day of the Period of Restriction. As soon as practicable after the Period of Restriction lapses, Avnet shall record the stock transfer on its books and records without the need to issue a physical certificate.
7.5. Voting Rights.   During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.
7.6. Dividend Rights.   During the Period of Restriction, Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock Awards, as set forth in this Section 7.6. Dividends paid in cash shall be automatically reinvested in additional shares of Restricted Stock at a purchase price per share equal to the Fair Market Value of a share of Stock on the date such dividend is paid; provided, however, that fractional shares shall not be issued. Any amount that would have been invested in a fractional share shall be payable to the Participant in cash when the Period of Restriction for the underlying shares lapses. All additional shares of Stock received by a Participant in respect of a dividend or other distribution on Restricted Stock, whether through reinvestment or through a dividend or other distribution paid in shares of Stock, shall be subject to the same restrictions (for the same Period of Restriction) as the Restricted Stock with respect to which they were received; and the right to receive cash with respect to any fractional share shall be subject to forfeiture until the Period of Restriction for the underlying shares lapses.
7.7. Foreign Laws.   Notwithstanding any other provision of the Plan, if Restricted Stock is to be awarded to a Participant who is subject to the laws, including the tax laws, of any country other than the United States, the Committee may, in its discretion, direct Avnet to sell, assign, or otherwise transfer the Restricted Stock to a trust or other entity or arrangement, rather than grant the Restricted Stock directly to the Participant.
ARTICLE 8
RESTRICTED STOCK UNITS
8.1. Grant.   The Committee (and the CEO to the extent permitted by Section 4.6) may grant Restricted Stock Units to Eligible Employees, and the Independent Directors may grant Restricted Stock Units to Non-Employee Directors. The number of shares of Stock underlying any Restricted Stock Unit Award shall be set forth in the Agreement.
8.2. Vesting.   An Award of Restricted Stock Units shall be subject to vesting conditions set forth in the applicable Agreement. Such vesting conditions may be based on (a) continued service to Avnet or a Subsidiary for a specified period, (b) achievement of Performance Objectives, or (c) a combination of (a) and (b). Subject to Section 12.2, a Restricted Stock Unit Award shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date.
8.3. Settlement of Restricted Stock Units.   Subject to Section 12.6 (Registration of Shares), as soon as practicable after any Restricted Stock Unit becomes vested, Avnet shall transfer to the Participant one share of Stock for each such vested Restricted Stock Unit, cash in lieu of shares of Stock, or a combination of cash and shares of Stock. No fractional shares shall be issued with respect to vesting of Restricted Stock Units.
8.4. Dividend Rights.   Participants in whose name Restricted Stock Units are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such Restricted Stock Unit, unless the Agreement provides otherwise. Any right to receive dividends or other distributions shall be subject to the same vesting conditions and risk of forfeiture as the Restricted Stock Units with respect to which such right is granted, and all dividends and distributions shall be paid when the applicable Restricted Stock Units are settled.
ARTICLE 9
PERFORMANCE SHARE UNITS
9.1. Grant.   The Committee (and the CEO to the extent permitted by Section 4.6) may grant Performance Share Units to Eligible Employees, and the Independent Directors may grant Performance Share Units to Non-Employee Directors. The target and maximum number of Shares deliverable upon achievement of the applicable Performance Objectives shall be set forth in the Agreement.

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9.2. Vesting.   Vesting of Performance Share Units shall be conditioned upon the achievement of specified Performance Objectives over a specified Performance Period, and such other conditions as are set forth in the Agreement. Subject to Section 12.2, Awards of Performance Share Units shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date.
9.3. Settlement of Performance Shares.   After Performance Share Units become vested, Avnet shall transfer to the Participant shares of Stock or cash, or a combination of cash and shares of Stock, corresponding to the vested amount (determined after taking into account the Administrator’s discretion to reduce the amount payable upon achievement of Performance Objectives). No fractional shares shall be issued with respect to vesting of Performance Share Units.
9.4. Dividend Rights.   Participants in whose name Performance Share Units are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such Performance Share Units, unless the Agreement provides otherwise. Any right to receive dividends or other distributions shall be subject to the same vesting conditions and risk of forfeiture as the Performance Share Units with respect to which such right is granted, and all dividends and distributions shall be paid when the applicable Performance Share Units are settled.
ARTICLE 10
OTHER STOCK UNIT AWARDS
10.1. Grant.   The Committee (and the CEO to the extent permitted by Section 4.6) may grant Other Stock Unit Awards to Eligible Employees, and the Independent Directors may grant Other Stock Unit Awards to Non-Employee Directors. Each Other Stock Unit Award may be granted as a stand-alone Award or in connection with another Award made under the Plan, and may be in the form of Stock or other securities. The number of shares of Stock or other securities underlying any Other Stock Unit Award shall be set forth in the Agreement.
10.2. Amount of Award.   The value of each Other Stock Unit Award shall be based, in whole or in part, on the value of the underlying Stock or other securities. The Agreement may provide that an Other Stock Unit Award may provide to the Participant (a) dividends or dividend equivalents and (b) cash payments in lieu of or in addition to an Award.
10.3. General Rules for Other Stock Unit Awards.   Subject to the requirements of the Plan, including this Section 10.3, the terms, restrictions, conditions, vesting requirements, and payment rules of an Other Stock Unit Award (collectively, the “Rules”) shall be set forth in the Agreement. The Rules for each Other Stock Unit Award need not be consistent from one Other Stock Unit Award to another.
(a) An Other Stock Unit Award shall be subject to vesting conditions set forth in the applicable Agreement, which may be based on any criterion permitted by Section 8.2 (Vesting). Subject to Section 12.2, the minimum vesting period required by Section 8.2 shall also apply for Other Stock Unit Awards; provided that the minimum vesting period shall not apply for full value awards granted to Non-Employee Directors.
(b) An Other Stock Unit Award may be contingent on the payment of cash consideration by the Participant or may provide for delivery of the Award, and any Stock or other securities issued in conjunction with the Award, without any payment of cash consideration.
(c) An Other Stock Unit Award may be subject to a deferred payment schedule, if so set forth in the Agreement.
(d) The Administrator, in its sole and complete discretion, as a result of certain circumstances, including the assumption of, or substitution of stock unit awards of a company with which Avnet or a Subsidiary participates in an acquisition, separation, or similar corporate transaction, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on an Other Stock Unit Award at the time of grant.

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ARTICLE 11
EXECUTIVE INCENTIVE PERFORMANCE AWARDS
11.1. EIP Awards.   The Committee (and the CEO to the extent permitted by Section 4.6) may issue EIP Awards to Eligible Employees who are Executive Officers or members of senior management of Avnet or of any of its Subsidiaries. Neither this Article 11 nor any other provision of the Plan shall limit in any way the authority of the CEO and other Company officers to issue incentive pay and cash bonuses to Eligible Employees who are not Executive Officers.
11.2. Determination of EIP Amount.   The amount of an EIP Award shall be determined by the Committee (or the CEO to the extent permitted by Section 4.6) and shall be contingent upon the achievement of Performance Objectives specified by the Committee, as set forth in the Agreement.
11.3. Payment of Awards.   EIP Awards shall be paid in cash after the Performance Period has ended and the Committee has certified that the specified Performance Objectives were achieved. Except as otherwise expressly provided in an Agreement, payment shall be made no later than the end of the “applicable 2-1∕2 month period” described in Treas. Reg. § 1.409A-1(b)(4)(i)(A).
11.4. Individual Limitation.   The maximum individual EIP Award permitted for a 12-month Performance Period, is $5,000,000. If the Performance Period is not twelve (12) months, the $5,000,000 limitation shall be adjusted on a pro-rata basis (downward if the Performance Period is less than 12 months and upward if the Performance Period is more than 12 months) to reflect the length of the Performance Period.
ARTICLE 12
ADDITIONAL TERMS AND PROVISIONS
12.1. Agreements.   Promptly after the granting of any Award or the modification of any outstanding Award, the Administrator shall cause such Participant to be notified of such action and shall cause Avnet to deliver to such Participant an Agreement (which Agreement shall be signed on behalf of Avnet by an officer of Avnet with appropriate authorization therefor) evidencing the Award so granted or modified and the terms and conditions thereof and including (when appropriate) an addendum evidencing the Award so granted or modified and the terms and conditions thereof.
12.2. Acceleration of Vesting and Cancellation of Options and SARs.   The Administrator, in its sole discretion, may accelerate the vesting of any Award (including the lapsing of the Period of Restriction for Restricted Stock), or remove conditions for vesting (or lapsing of the Period of Restriction) upon a Change in Control or the Participant’s death, retirement, layoff, separation from service in connection with a Change in Control, or other separation from service where the Administrator determines that such treatment is appropriate and in the Company’s best interests, as well as upon assumption of, or in substitution for equity awards of a company with which Avnet or a Subsidiary participates in an acquisition, separation, merger, or similar corporate transaction. In addition, the Administrator may grant awards of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Share Units and Other Stock Unit Awards that do not satisfy the minimum vesting periods and Periods of Restriction prescribed by Sections 5.4, 6.4, 7.3, 8.2, 9.2, and 10.3(a), provided that the total number of shares of Stock underlying Awards that do not satisfy such minimum vesting periods and Periods of Restriction shall not exceed five percent (5%) of the total number of shares available for grant under the Plan. In connection with a Change in Control, any Options or SARs may be canceled in exchange for the right (to the extent vested) to receive, at a time determined by the Administrator, a cash payment equal to the excess, if any, of the fair market value of the Stock subject to the Option or SAR over the exercise price. For the avoidance of doubt, no payment shall be required with respect to any Option or SAR for which the exercise price exceeds the fair market value of the Stock at the time of the cancellation (i.e., an “under water” option or SAR).
12.3. Tax Withholding.   The Company shall have the right to deduct from all amounts paid to a Participant or beneficiary any taxes that it determines are required by law to be withheld in respect of Awards under the Plan. In the case of an Award settled in shares of Stock, no shares of Stock shall be issued, and no election under Section 83(b) of the Code shall be accepted, unless and until arrangements satisfactory to the

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Company have been made to satisfy any applicable withholding tax obligations. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to (a) retain shares of Stock or (b) subject to such terms and conditions as the Committee may establish from time to time, allow Participants or beneficiaries to (i) tender shares of Stock (including shares of Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld, or (ii) pay the required tax withholding amount to Avnet in cash; and the fair market value of shares of Stock withheld may exceed the minimum statutory withholding requirements. For purposes of determining the number of shares of Stock required to satisfy a tax withholding obligation, the fair market value shall be calculated as of the date that the amount to be withheld is determined. Unless a Participant or beneficiary, as applicable, requests to pay Avnet cash for any fractional share that would otherwise be required to be withheld to satisfy a tax withholding obligation, the number of shares of Stock withheld by Avnet shall be rounded up to the nearest whole number. Regardless of the amount withheld, each Participant and beneficiary shall be responsible at all times for paying all federal, state, and local income and employment taxes allocable to such Participant or beneficiary with respect to any Award (including taxes due with respect to imputed income), and the Company shall not be responsible for any interest or penalty that a Participant incurs by failing to make timely payments of tax.
12.4. No Right to Employment; No Right to Award.   The Plan shall not confer upon any Participant or other individual any right with respect to continuance of employment by the Company, or continuance of membership on the Board of Directors, nor shall it interfere in any way with his right, or the Company’s right, to terminate his employment or Board membership at any time.No provision of the Plan shall be construed to give any Eligible Employee or Non-Employee Director a right to receive an Award.
12.5. Shareholder Rights.   Except as provided in Article 7 with respect to Restricted Stock, no Participant shall acquire or have any rights as a shareholder of Avnet by virtue of any Award until the shares of Stock issued pursuant to the Award or the exercise thereof are recorded in the books and records of Avnet in accordance with the terms of the Plan. Subsequent to such recordation in the books and records of Avnet, the recipient of shares of Stock shall have the full rights of a holder of such Stock.
12.6. Registration of Shares.   It is Avnet’s present intention to register the shares of Stock issued pursuant to the Plan under the Securities Act as necessary. Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the granting, vesting, or exercise of any Award unless and until —
(a) either (i) Avnet has received from its counsel an opinion concluding that such shares need not be registered under the Securities Act, or (ii) (A) such shares have been registered under the Securities Act, (B) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under the Securities Act, and (C) there is available at the time of such grant, vesting event, or exercise (as applicable) a prospectus containing certified financial statements and other information meeting the requirements of Section 10(a)(3) of the Securities Act;
(b) such shares are (or upon official notice of issuance will be) listed on each national securities exchange on which the class of Stock is then listed;
(c) if necessary, the prior approval of such delivery has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent to service of process in any State); and
(d) if the Committee so requires, Avnet has received an opinion from its counsel with respect to compliance with the matters set forth in subsections (a), (b), and/or (c) of this Section 12.6.
In addition, the making of any Award or determination, the delivery or recording of a stock transfer, and payment of any amount due to a Participant may be postponed for such period as Avnet may require, in the exercise of reasonable diligence, to comply with the requirements of any applicable law.

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12.7. Document Requirements.   The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all applicable laws.
12.8. Deferrals.   The Administrator may allow a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Stock that would otherwise be due to such Participant by virtue of the exercise, earn-out, or settlement of any Award made under the Plan, other than Options or Stock Appreciation Rights. If such election is permitted, the Committee shall establish rules and procedures for such deferrals, including provisions that the Committee or the Participant determines are necessary or advisable to comply with, or avoid being subject to, the requirements of Section 409A of the Code, and provisions for the payment or crediting of dividend equivalents in respect of deferrals credited in units of Stock.
12.9. Recoupment/Clawback.   Each Award shall be subject to the terms and conditions of Avnet’s compensation recoupment or clawback policy, as in effect and amended from time to time, including disgorgement or repayment to the extent required by such policy (taking into account changes to such policy that are made after the date hereof and after the date of the applicable Agreement).
12.10. Nontransferability.   Except as otherwise provided in Section 7.7 (Foreign Laws), this Section 12.10, or the applicable Agreement, no Award granted under the Plan, and no interests therein, may be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated; and each Award shall be exercisable during the Participant’s lifetime only by the Participant or his legal guardian or representative.
(a) An Award may be transferred by testamentary disposition or the laws of descent and distribution.
(b) The Committee shall have sole discretion to approve, and to establish terms and conditions for, a transfer of an Option other than an Incentive Stock Option to (i) the child, step-child, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, and any person sharing the Participant’s household (other than a tenant or employee) of the Participant (an “Immediate Family Member”); (ii) a trust in which Immediate Family Members have more than 50% of the beneficial interest; (iii) a foundation in which Immediate Family Members or the Participant control the management of the assets; or (iv) any other entity in which Immediate Family Members or the Participant own more than 50% of the voting interests (each (i)  — (iv), a “Permitted Transferee”); provided, however, that, without the prior approval of the Committee, no Permitted Transferee shall further transfer an Award, either directly or indirectly, other than by testamentary disposition or the laws of descent and distribution. For example, without prior approval of the Committee, a Permitted Transferee may not transfer an Award by reason of the dissolution of, or a change in the beneficiaries of, a Permitted Transferee that is a trust; the sale, merger, consolidation, dissolution, or liquidation of a Permitted Transferee that is a partnership (or the sale of all or any portion of the partnership interests therein); or the sale, merger, consolidation, dissolution or liquidation of a Permitted Transferee that is a corporation (or the sale of all or any portion of the stock thereof).
(c) The Committee shall have discretion to authorize a transfer pursuant to a domestic relations order; provided, however, that the Committee shall not be required under any circumstance to accept or approve a transfer pursuant to a domestic relations order.
(d) An Award may be forfeited or transferred to the extent required to satisfy a tax levy or judgment under the Mandatory Victims Restitution Act or similar federal or state law.
12.11. Applicable Law and Severability.   The Plan, and its rules, rights, agreements and regulations, shall be governed, construed, interpreted and administered solely in accordance with the laws of the state of New York, without regard to any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. If any provision of the Plan is held invalid, illegal, or unenforceable, in whole or in part, for any reason, such determination shall not affect the

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validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if such invalid, illegal or unenforceable provision (or portion thereof) had never been included in the Plan.
12.12. Special Incentive Compensation.   No shares of Stock or other remuneration provided pursuant to an Award, other than an EIP Award, shall be included in compensation for purposes of determining the amount payable to any individual under any pension, savings, retirement, life insurance, or other employee benefits arrangement of the Company, unless otherwise determined by the Company. Remuneration provided pursuant to an EIP Award shall be included in compensation to the extent (and only to the extent) required by the applicable employee benefits arrangement.
12.13. Section 16(b) of the Exchange Act.   All Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. In addition, with respect to persons subject to Section 16(b) of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of the Plan or any action by the Administrator fails to comply with Rule 16b-3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
12.14. Section 409A of the Code.   The Plan, any Award granted under the Plan, and all Agreements evidencing such Awards, shall be interpreted, administered, and construed consistent with the intent that (a) all Options, SARs, and comparable awards shall be exempt from Section 409A of the Code by reason of the exemption for certain stock rights set forth in Treas. Reg. § 1.409A-1(b)(5); (b) all Awards of Restricted Stock shall be exempt from Section 409A of the Code by reason of the exemption for restricted property governed by Section 83 of the Code set forth in Treas. Reg. § 1.409A-1(b)(6); and (c) except to the extent that the applicable Agreement reflects an intent to provide for nonqualified deferred compensation that is subject to and complies with the requirements of Section 409A of the Code, all Restricted Stock Unit Awards, Performance Share Unit Awards, Other Stock Unit Awards, and EIP Awards shall be exempt from Section 409A of the Code by reason of the “short-term deferral rule” set forth in Treas. Reg. § 1.409A-1(b)(4).
12.15. Application of Proceeds.   The proceeds received by the Company from the sale of Stock under the Plan shall be used for general corporate purposes.
12.16. Rules of Construction.   Whenever used in the Plan, (a) words in the masculine gender shall be deemed to refer to females as well as to males; (b) words in the singular shall be deemed to refer also to the plural; (c) the word “include” shall mean “including but not limited to”; (d) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder; and (e) references to a law shall include any statute, regulation, rule, court case, or other requirement established by an exchange or a governmental authority or agency, and applicable law shall include any tax law that imposes requirements in order to avoid adverse tax consequences.
12.17. Headings and Captions.   The headings and captions in this Plan document are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
12.18. Effective Date.   The Plan shall become effective on the date the Plan is approved by Avnet’s shareholders.
ARTICLE 13
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
13.1. Share Adjustments.   If the Stock is split, divided, or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock or into shares of Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term “Stock” as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split, divided or otherwise reclassified or for which the

Appendix B
2021 ANNUAL
PROXY STATEMENT
Stock shall have been so exchanged; and the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the grant or exercise of an Award and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or SARs then outstanding, shall be correspondingly adjusted. If a dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise or grant of Awards, and the remaining number of shares of Stock that may thereafter be delivered pursuant to the exercise of any Awards then outstanding shall be increased by the percentage that the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately before the payment of such dividend. If an extraordinary cash dividend is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock that may, in the aggregate, thereafter be delivered pursuant to the exercise or grant of Awards and the remaining number of shares of Stock that may thereafter be delivered pursuant to the exercise of any Awards then outstanding, shall be equitably adjusted by the Committee.
13.2. Exercise Price Adjustments.   If the Stock is split, divided or otherwise reclassified or exchanged, or if any dividend payable in shares of Stock or extraordinary cash dividend is paid to the holders of outstanding shares of Stock, in each case, as provided in the preceding paragraph, the purchase price per share of Stock upon exercise of outstanding Options, and the aggregate number of shares of Stock with respect to which Awards may be granted to any Participant in any calendar year, shall be correspondingly adjusted.
13.3. Fractional Shares.   Notwithstanding any other provision of this Article 13, if upon any adjustment made in accordance with Section 13.1 above, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Award then outstanding shall include a fractional share of Stock, such fractional share of Stock shall be disregarded for all purposes of the Plan and the Optionee holding such Award shall become entitled neither to purchase the same nor to receive cash or other property in payment therefor or in lieu thereof.
ARTICLE 14
AMENDMENT OR TERMINATION OF THE PLAN
14.1. The Plan shall automatically terminate on November 17, 2031, unless it is sooner terminated pursuant to Section 14.2, below. No Award shall be granted after the Plan terminates. All Awards granted before the Plan terminates shall continue in effect thereafter in accordance with the terms of the applicable Agreements and the Plan.
14.2. Reservation of Rights.   The Board of Directors may amend or terminate the Plan and/or any Award thereunder at any time as the Board of Directors may deem advisable and in the best interests of Avnet; provided, however, that —
(a) a Participant’s written consent shall be required for any amendment to an outstanding Award that would adversely affect in a material manner the rights of such Participant under such Award, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that the Committee determines in its sole discretion make Participant consent inappropriate under the circumstances; and
(b) the affirmative vote of a majority of the votes cast at a meeting of the shareholders of Avnet duly called and held for that purpose, shall be required for any change that (i) affects the composition or functioning of the Committee; (ii) materially increases the aggregate number of shares of Stock that may be delivered pursuant to the exercise of Awards; (iii) materially increases the aggregate number of shares of Stock with respect to which Options or other Awards may be granted to any Participant during any calendar year; (iv) materially decreases the minimum purchase price per share of Stock (in relation to the Fair Market Value thereof at the respective dates of grant) upon the exercise of Options; (v) extends the ten-year maximum period within which an Award is exercisable or the termination date of the Plan; or (vi) otherwise triggers a shareholder approval requirement under an applicable law or listing standard.

AVNET® 100 YEARS
Reach Further® Together

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D60230-P61139-Z80958

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AVNET, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Rodney C. Adkins	☐	☐	☐
1b. Carlo Bozotti	☐	☐	☐
1c. Brenda L. Freeman	☐	☐	☐
1d. Philip R. Gallagher	☐	☐	☐
1e. Jo Ann Jenkins	☐	☐	☐
1f. Oleg Khaykin	☐	☐	☐
1g. James A. Lawrence	☐	☐	☐
1h. Ernest E. Maddock	☐	☐	☐
1i. Avid Modjtabai	☐	☐	☐
1j. Adalio T. Sanchez	☐	☐	☐
1k. William H. Schumann III	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Advisory vote on executive compensation.	☐	☐	☐
3. Approval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan.	☐	☐	☐
4. Ratification of appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending July 2, 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information. Vote by 11:59 p.m. Eastern Time on November 17, 2021 forshares held directly and by 11:59 p.m. Eastern Time on November 15, 2021 forshares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AVT2021You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on November 17, 2021 for shares held directly andby 11:59 p.m. Eastern Time on November 15, 2021 for shares held in a Plan.Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D60230-P61139-Z80958 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANNUAL MEETING OF SHAREHOLDERSThursday, November 18, 20218:00 a.m. (local time)Avnet, Inc.2211 South 47th StreetPhoenix, AZ 85034and via webcast at www.virtualshareholdermeeting.com/AVT2021You may vote through the Internet, by telephone or by mail.Please read the card carefully for instructions.However, you decide to vote, your presence, in person, virtually via webcast or by proxy,at the Annual Meeting of Shareholders is important. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. AVNET, INC.This Proxy is Solicited on Behalf of the Board of Directorsfor the Annual Meeting of Shareholders onNovember 18, 2021The undersigned shareholder of AVNET, INC. (the "Company") hereby constitutes and appoints Michael R. McCoy, Darrel S. Jacksonand Joy S. Newborg, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote allshares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meetingof Shareholders to be held at 8:00 a.m., local time, at Avnet, Inc., 2211 South 47th Street, Phoenix, AZ 85034 and via webcastat www.virtualshareholdermeeting.com/AVT2021, on November 18, 2021, or at any adjournment thereof, with all the powerswhich the undersigned would possess if personally present, as designated on the reverse side.The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse sidefor each proposal, but, if no instruction is given on the reverse side, to vote FOR the election of the eleven personsnamed on the reverse side as directors, FOR the approval of the advisory vote on executive compensation, FOR theapproval of the Avnet, Inc. 2021 Stock Compensation and Incentive Plan and FOR the ratification of KPMG LLP as theindependent registered public accounting firm for the fiscal year ending July 2, 2022 and (ii) to vote, in their discretion,with respect to other such matters (including matters incidental to the conduct of the meeting) as may properly come before themeeting or any postponements or adjournments thereof. Continued and to be signed on reverse side